AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 31, 2002.

                                                              File No. 033-50718
                                                              File No. 811-07102

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933
                       POST-EFFECTIVE AMENDMENT NO. 33          |X|
                                       AND
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 35                  |X|

                                 THE ARBOR FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                               101 FEDERAL STREET
                           BOSTON, MASSACHUSETTS 02110
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)
        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 932-7781

                                 JAMES R. FOGGO
                               C/O SEI CORPORATION
                            OAKS, PENNSYLVANIA 19456
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:
Richard W. Grant, Esquire                            Thomas P. Lemke, Esquire
Morgan, Lewis & Bockius LLP                          Morgan, Lewis & Bockius LLP
1701 Market Street                                   1800 M Street N.W.
Philadelphia, Pennsylvania 19103                     Washington, D.C. 20036


It is proposed that this filing become effective (check appropriate box)
        |X| immediately upon filing pursuant to paragraph (b)
        |_| on [date] pursuant to paragraph (b)
        |_| 60 days after filing pursuant to paragraph (a)
        |_| 75 days after filing pursuant to paragraph (a)
        |_| on [date] pursuant to paragraph (a) of Rule 485.

BUILD YOUR FUTURE
ON A STRONG FOUNDATION.
[LOGO]
Prospectus
May 31, 2002

Growth Portfolio

Value Portfolio

Tax-Managed Equity
Portfolio

Small Cap Value
Portfolio

International Equity
Portfolio

Intermediate-Term
 Income Portfolio

Michigan Tax Free
Bond Portfolio

Prime Obligation
Money Market Portfolio

The Arbor Fund
Institutional Shares and Class A Shares

Advised by
CB Capital Management, Inc.
(a wholly-owned subsidiary of Citizens Bank)

[LOGO]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

PROSPECTUS [LOGO]

- - -
ABOUT THIS PROSPECTUS
- - -

The Golden Oak Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Portfolios). The Portfolios have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares and Class A Shares of the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

Institutional and Class A Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

INSTITUTIONAL SHARES
  * No sales charge
  * No 12b-1 fees
  * $1,000,000 minimum initial investment

CLASS A SHARES
  * Front-end sales charge
  * 12b-1 fees
  * $1,000 minimum initial investment

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to each of the Portfolios. For more detailed information about each Portfolio, please see:

                                         Page
GOLDEN OAK GROWTH PORTFOLIO                 2
GOLDEN OAK VALUE PORTFOLIO                  5
GOLDEN OAK TAX-MANAGED
  EQUITY PORTFOLIO                          9
GOLDEN OAK SMALL CAP
  VALUE PORTFOLIO                          13
GOLDEN OAK INTERNATIONAL
  EQUITY PORTFOLIO                         16
GOLDEN OAK INTERMEDIATE-TERM
  INCOME PORTFOLIO                         20
GOLDEN OAK MICHIGAN
  TAX FREE BOND PORTFOLIO                  23
GOLDEN OAK PRIME OBLIGATION
  MONEY MARKET PORTFOLIO                   27
MORE INFORMATION ABOUT RISK                30
MORE INFORMATION ABOUT
  PORTFOLIO INVESTMENTS                    31
INVESTMENT ADVISER AND
  SUB-ADVISERS                             31
PORTFOLIO MANAGERS                         32
PURCHASING, SELLING AND
  EXCHANGING PORTFOLIO SHARES              33
DISTRIBUTION OF PORTFOLIO SHARES           38
DIVIDENDS AND DISTRIBUTIONS                38
  TAXES                                    38
FINANCIAL HIGHLIGHTS                       39
HOW TO OBTAIN MORE INFORMATION
  ABOUT THE GOLDEN OAK
  FAMILY OF FUNDS                  Back Cover

                                                               PROSPECTUS [LOGO]
                                                                               1

- - -
RISK/RETURN INFORMATION COMMON TO THE PORTFOLIOS
- - -
Each Portfolio is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Portfolio has its own investment goal and strategies for reaching that goal. The investment managers invest Portfolio assets in a way that they believe will help each Portfolio achieve its goal. Still, investing in each Portfolio involves risk and there is no guarantee that a Portfolio will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Portfolio, just as you could with other investments. A PORTFOLIO SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Portfolio (other than the Golden Oak Prime Obligation Money Market Portfolio) is based on the market prices of the securities the Portfolio holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Portfolio owns and the markets in which they trade. The effect on a Portfolio of a change in the value of a single security will depend on how widely the Portfolio diversifies its holdings.

THE GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO TRIES TO MAINTAIN A CONSTANT PRICE PER SHARE OF $1.00, BUT THERE IS NO GUARANTEE THAT THE PORTFOLIO WILL ACHIEVE THIS GOAL.

[LOGO] PROSPECTUS
2

GROWTH PORTFOLIO
- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                 Total return
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Large capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Investing in common stocks of established U.S.
                                companies that demonstrate positive sustainable
                                earnings growth
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who seek total return and are willing
                                to bear the risk of investing in equity
                                securities
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -

The Portfolio invests primarily (at least 80% of its assets) in common stocks of established U.S. companies with large market capitalizations (in the upper 90% of the Russell 1000 Growth Index). The Adviser has engaged Nicholas-Applegate Capital Management as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser focuses on a "bottom-up" analysis that evaluates the financial condition and competitiveness of individual companies. It uses a blend of computer-intensive systematic disciplines and traditional fundamental research to uncover signs of "change at the margin," positive business developments which are not yet fully reflected in a company's stock price. The Sub-Adviser searches for successful, improving companies that are managing change advantageously and poised to exceed expectations.

The Sub-Adviser may sell a stock if the reason for its original purchase changes (i.e., earnings deceleration, negative changes in expectations, decline in fundamental quality) or a better stock is identified. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

- - -
PRINCIPAL RISKS OF INVESTING
- - -
Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The Portfolio is also subject to the risk that large capitalization growth stocks may underperform other segments of the equity market or the equity market as a whole.

                                                               PROSPECTUS [LOGO]
                                                                               3

- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance table illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year     Percent
1994     -2.20%
1995     14.90%
1996     22.48%
1997     28.88%
1998     42.51%
1999     53.38%
2000    -19.60%
2001    -28.14%


         BEST QUARTER      WORST QUARTER
            36.96%            (27.06)%
          (12/31/99)          (3/31/00)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS (3.73)%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Growth Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary. Golden Oak

GROWTH PORTFOLIO                   1 YEAR          5 YEARS       SINCE INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES             (28.14)%          10.23%          10.08%*
  CLASS A SHARES                   (32.46)%           8.63%           9.99%**
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES             (28.51)%           5.74%           6.82%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES             (16.79)%           7.62%           7.60%*
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)                (20.42)%           8.27%          12.04%***
--------------------------------------------------------------------------------

  *SINCE FEBRUARY 1, 1993.
 **SINCE JUNE 18, 1993.
***SINCE FEBRUARY 28, 1993.

- - -
SIMPLY SPEAKING...
- - -
WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Growth Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with higher growth rates and price-to-book ratios.

[LOGO] PROSPECTUS
4


GROWTH PORTFOLIO (CONTINUED)
- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold portfolio shares.

------------------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                           INSTITUTIONAL SHARES       CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*              None                    5.75%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                None                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                 None                     None
Exchange Fee                                                                                       None                     None

*This sales charge varies depending upon how much you invest. See "Purchasing Portfolio Shares."

------------------------------------------------------------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)
------------------------------------------------------------------------------------------------------------------------------------

                                                                                           INSTITUTIONAL SHARES       CLASS A SHARES
Investment Advisory Fees                                                                           0.74%                  0.74%
Distribution and Service (12b-1) Fees                                                              None                   0.25%
Other Expenses                                                                                     0.37%                  0.37%
                                                                                                  -----                  -----
Total Annual Portfolio Operating Expenses                                                          1.11%                  1.36%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                                           1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                         ---------------------------------------
Institutional Shares                        $113      $353    $  612      $1,352
Class A Shares                              $706      $981    $1,277      $2,116

                                                               PROSPECTUS [LOGO]
                                                                               5


VALUE PORTFOLIO
- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                 Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                Medium to large capitalization U.S. common
                                stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY          Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY   Investing in common stocks which are undervalued
                                relative to a company's earnings
--------------------------------------------------------------------------------
INVESTOR PROFILE                Investors who seek long term capital
                                appreciation and who are willing to bear the
                                risks of investing in equity securities
--------------------------------------------------------------------------------
- - -
INVESTMENT STRATEGY
- - -

The Portfolio invests primarily (at least 80% of its assets) in common stocks of established U.S. companies with medium to large market capitalizations (in excess of $3 billion). The Adviser has engaged Systematic Financial Management, LP as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser invests in companies which it believes are undervalued relative to a company's historic and expected earnings. The Sub-Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. The Sub-Adviser also looks for "catalysts" which could positively or negatively affect prices of current and potential Portfolio companies. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

- - -
PRINCIPAL RISKS OF INVESTING
- - -
Since it purchases equity securities, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The medium capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium sized companies may have limited product lines, markets and financial resources, and may depend on a relatively small management group. Therefore, medium capitalization stocks may be more volatile than those of larger companies.

The Portfolio is also subject to the risk that medium to large capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

[LOGO] PROSPECTUS
6

VALUE PORTFOLIO (continued)
- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance tables illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The periods prior to June 23, 1997, when the Portfolio began operating as a registered mutual fund, represent the performance of the Adviser's similarly managed predecessor common trust fund. The Sub-Adviser uses substantially the same management strategies to manage the Portfolio as the Adviser used to manage the common trust fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year     Percent
1992      7.82%
1993      8.96%
1994     -3.27%
1995     33.12%
1996     22.21%
1997     30.38%
1998      6.18%
1999     19.04%
2000      3.68%
2001    -11.62%


         BEST QUARTER      WORST QUARTER
            15.27%           (17.06)%
          (12/31/98)         (9/30/98)

* THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS 3.06%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------
The following tables compare the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Value Index. The first table reflects the performance without taking into account the impact of taxes, and includes the performance of the similarly managed predecessor common trust fund. The second table compares the performance of the index to the Portfolio's performance after adjustment for the impact of certain taxes.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES                   1 YEAR          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
GOLDEN OAK VALUE PORTFOLIO            (11.62)%          8.60%*           10.81%*
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX              (12.45)%          10.50%           12.85%
--------------------------------------------------------------------------------

CLASS A SHARES                         1 Year          5 Years          10 Years
--------------------------------------------------------------------------------
GOLDEN OAK VALUE PORTFOLIO            (16.97)%           7.01%**         9.83%**
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX              (12.45)%          10.50%          12.85%
--------------------------------------------------------------------------------

 * INSTITUTIONAL SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING JUNE 23, 1997. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF A SIMILARLY MANAGED COMMON TRUST FUND. THE COMMON TRUST FUND'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE EXPENSES APPLICABLE TO INSTITUTIONAL SHARES.

** CLASS A SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING JUNE 23, 1997. THE
   PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF A SIMILARLY MANAGED COMMON TRUST FUND. THE COMMON TRUST FUND'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGE AND OTHER EXPENSES APPLICABLE TO CLASS A SHARES.

                                                               PROSPECTUS [LOGO]
                                                                               7

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the Russell 1000 Value Index.

The Portfolio's returns in this table only reflect the periods after the Portfolio began operating as a registered mutual fund. The returns shown do not reflect the performance of the common trust fund. It is not possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary.


GOLDEN OAK VALUE PORTFOLIO              1 YEAR          SINCE INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES                  (11.62)%             5.49%*
  CLASS A SHARES                        (16.97)%             3.81%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES                  (12.84)%             2.72%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES                   (6.85)%             3.67%*
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX (REFLECTS NO
DEDUCTION FOR FEES, EXPENSES, OR TAXES)  (5.59)%             8.45%**
--------------------------------------------------------------------------------
   *SINCE JUNE 23, 1997.
  **SINCE JUNE 30, 1997.

- - -
SIMPLY SPEAKING ...
- - -
WHAT IS AN INDEX?
An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized, capitalization-weighted (companies with larger market capitalizations have more influence than those with smaller market capitalization) index of the 1000 largest U.S. companies with lower growth rates and price-to-book ratios.

[LOGO] PROSPECTUS
8


VALUE PORTFOLIO (CONTINUED)
- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                      INSTITUTIONAL SHARES       CLASS A SHARES

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*          None                   5.75%

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                            None                   None

Redemption Fee (as a percentage of amount redeemed, if applicable)                             None                   None

Exchange Fee                                                                                   None                   None

*THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
 SEE "PURCHASING PORTFOLIO SHARES."

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*
--------------------------------------------------------------------------------

                                       INSTITUTIONAL SHARES       CLASS A SHARES
Investment Advisory Fees                       0.74%                  0.74%
Distribution and Service (12b-1) Fees          None                   0.25%
Other Expenses                                 0.34%                  0.34%
                                               -----                  -----
Total Annual Portfolio Operating Expenses      1.08%                  1.33%
--------------------------------------------------------------------------------
* THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

         GOLDEN OAK VALUE PORTFOLIO - INSTITUTIONAL SHARES    1.07%
         GOLDEN OAK VALUE PORTFOLIO - CLASS A SHARES          1.32%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                          1 Year   3 Years  5 Years    10 Years
                          -------------------------------------
Institutional Shares       $110     $343     $  595    $1,317
Class A Shares             $703     $972     $1,262    $2,084

[LOGO] PROSPECTUS
9

TAX-MANAGED EQUITY PORTFOLIO

(Closed to new investors as of May 20, 2002. Scheduled to be liquidated on June 27, 2002.)

--------------------------------------------------------------------------------

- - -
PORTFOLIO SUMMARY
- - -

Investment Goal                     High long-term after-tax returns
--------------------------------------------------------------------------------
Investment Focus                    Common stock of U.S. companies
--------------------------------------------------------------------------------
Share Price Volatility              Medium
--------------------------------------------------------------------------------
Principal Investment Strategy       Investing in large U.S. companies while
                                    attempting to maximize after-tax returns
--------------------------------------------------------------------------------
Investor Profile                    Long-term investors who are looking for a
                                    blend of performance and tax-efficiency
                                    and are willing to accept the risks of
                                    equity investing
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -

The Portfolio invests primarily (at least 80% of its assets) in common stocks of well-established U.S. companies with large market capitalizations (in excess of $5 billion). The Adviser has engaged Nicholas-Applegate Capital Management as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser focuses on a "bottom-up" analysis that evaluates the financial conditions and competitiveness of individual companies and uses a blend of computer analysis and traditional fundamental research to uncover positive business developments which are not reflected in a company's stock price. The Sub-Adviser searches for successful, improving companies that are managing change advantageously and poised to exceed expectations and it purchases stocks of such companies after evaluating expected risk and return. The Sub-Adviser attempts to build a portfolio that maximizes after-tax returns by monitoring the following developments to help maximize after-tax returns: all short-term and long-term capital gains; the amount and frequency of dividend payments; and when dividends are declared and paid. Conversely, stocks of the Portfolio are sold after tax consequences are considered and weighed against the potential for enhanced returns from new investment opportunities.

- - -
PRINCIPAL RISKS
OF INVESTING
- - -
Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

Although the Portfolio seeks to maximize after-tax returns, the Portfolio's investments in common stocks that appreciate in value may create unrealized gains. These gains would become realized when those stocks are sold, and may result in tax consequences for the Portfolio's shareholders. High levels of unrealized gains, therefore, may limit the ability of the Portfolio to achieve its goal of high after-tax returns if the Portfolio is required to sell securities to meet shareholder redemption requests or for other reasons at a time when doing so would have significant tax consequences for shareholders. As of April 30, 2002, the Portfolio held securities with a market value of $14.6 million, of which $9.8 million represented unrealized gains.

The Portfolio is also subject to the risk that large capitalization stocks may underperform other segments of the equity market or the equity market as a whole.

[LOGO] PROSPECTUS
10

TAX-MANAGED EQUITY PORTFOLIO (CONTINUED)
- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance tables illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The periods prior to April 30, 1999, when the Portfolio began operating as a registered mutual fund, represent the performance of the Adviser's similarly managed predecessor common trust fund. The Sub-Adviser uses substantially the same management strategies to manage the Portfolio as the Adviser used to manage the common trust fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year     Percent
1992      11.28%
1993       6.31%
1994      -0.32%
1995      34.77%
1996      22.92%
1997      25.30%
1998      26.72%
1999      14.16%
2000     -16.30%
2001     -11.73%


         BEST QUARTER      WORST QUARTER
            24.39%           (12.53)%
         (12/31/98)        (12/31/00)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE
 PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS 1.46%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------
The following tables compare the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Index. The first table reflects the performance without taking into account the impact of taxes, and includes the performance of the similarly managed predecessor common trust fund. The second table compares the performance of these indices and averages to the Portfolio's performance after adjustment for the impact of certain taxes.


----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - BEFORE TAXES
----------------------------------------------------------------------------------------------
INSTITUTIONAL SHARES                                              1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO                          (11.73)%   6.02%*    10.09%*
----------------------------------------------------------------------------------------------
S&P 500 Composite Index                                          (11.88)%  10.70%     12.93%
----------------------------------------------------------------------------------------------

CLASS A SHARES                                                    1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------------------------------
GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO                          (17.19)%   4.42%**   9.09%**
----------------------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX                                          (11.88)%  10.70%    12.93%
----------------------------------------------------------------------------------------------

 * INSTITUTIONAL SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING APRIL 30, 1999. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF A SIMILARLY MANAGED COMMON TRUST FUND. THE COMMON TRUST FUND'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE EXPENSES APPLICABLE TO INSTITUTIONAL SHARES.

** CLASS A SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING APRIL 30, 1999. THE
   PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF A SIMILARLY MANAGED COMMON TRUST FUND. THE COMMON TRUST FUND'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGE AND OTHER EXPENSES APPLICABLE TO CLASS A SHARES.

                                                               PROSPECTUS [LOGO]
                                                                              11

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the S&P 500 Composite Index.

The Portfolio's returns in this table only reflect the periods after the Portfolio's began operating as a registered mutual fund. The returns shown do not reflect the performance of the common trust fund. It is not possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary.

                                             Since Inception
GOLDEN OAK TAX-MANAGED PORTFOLIO    1 YEAR  (APRIL 30, 1999)
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES             (11.73)%      (8.39)%
  CLASS A SHARES                   (17.19)%     (10.72)%
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES             (12.62)%     (11.22)%
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES              (6.38)%      (6.25)%
--------------------------------------------------------------------------------
S&P 500 COMPOSITE INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)                (11.88)%      (4.32)%
--------------------------------------------------------------------------------

- - -
SIMPLY SPEAKING ...
- - -
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The S&P 500 Composite Index is a widely-recognized, market value-weighted (higher market value stocks have more influence than lower market value stocks) index of 500 stocks designed to mimic the overall equity market's industry weightings.

[LOGO] PROSPECTUS
12

TAX-MANAGED EQUITY PORTFOLIO (CONTINUED)

- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                             Institutional Shares    Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*                None                5.75%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                  None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None                 None
Exchange Fee                                                                                         None                 None

*THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
 SEE "PURCHASING PORTFOLIO SHARES."

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*
--------------------------------------------------------------------------------

                                      INSTITUTIONAL SHARES   CLASS A SHARES
Investment Advisory Fees                     0.74%               0.74%
Distribution and Service (12b-1) Fees        None                0.25%
Other Expenses                               0.45%               0.45%
                                             -----               -----
Total Annual Portfolio Operating Expenses    1.19%               1.44%
--------------------------------------------------------------------------------
*THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL
 YEAR WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

         GOLDEN OAK TAX-MANAGED  PORTFOLIO - INSTITUTIONAL SHARES      1.10%
         GOLDEN OAK TAX-MANAGED  PORTFOLIO - CLASS A SHARES            1.35%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                     1 Year   3 Years  5 Years   10 Years
 --------------------------------------------------------------
Institutional Shares  $121     $ 378     $ 654    $1,443
Class A Shares        $713    $1,004    $1,317    $2,200

                                                               PROSPECTUS [LOGO]
                                                                              13


SMALL CAP VALUE PORTFOLIO
- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                   Long-term capital appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Small capitalization U.S. common stocks
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Investing in common stocks of small companies
                                  which are undervalued relative to a company's
                                  cash flow
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Investors who seek long term capital
                                  appreciation and who are willing to bear
                                  the risks of investing in small cap stocks
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -

The Portfolio invests primarily (at least 80% of its assets) in common stocks of U.S. companies with small capitalizations (less than $2 billion). The Adviser has engaged Systematic Financial Management, L.P. as sub-adviser (Sub-Adviser) to manage the Portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser invests in companies that are generating cash flow, have low levels of debt and which it believes are undervalued relative to a company's ability to generate cash flows. The Sub-Adviser makes investments in these companies based on its fundamental research and analysis of various characteristics, including financial statements, sales and expense trends, earnings estimates, market position of the company and industry outlook. The Sub-Adviser also looks for "catalysts" which could positively or negatively affect prices of current and potential Portfolio companies.

- - -
PRINCIPAL RISKS
OF INVESTING
- - -

Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The smaller capitalization companies the Portfolio invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

The Portfolio is also subject to the risk that small capitalization value stocks may underperform other segments of the equity market or the equity market as a whole.

[LOGO] PROSPECTUS
14

SMALL CAP VALUE PORTFOLIO (continued)

- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance table illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares for one year.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year             Percent
2000             22.82%
2001             20.69%

         BEST QUARTER      WORST QUARTER
            18.15%           (10.94)%
         (12/31/01)         (9/30/01)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS 10.18%.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 2000 VALUE INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary.

GOLDEN OAK SMALL CAP VALUE PORTFOLIO  1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES                 20.69%       19.55%*
  CLASS A SHARES                       13.41%       16.24%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES                 16.25%       16.20%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES                 15.64%       14.82%*
--------------------------------------------------------------------------------
RUSSELL 2000 VALUE INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)                    14.02%       16.94%**
--------------------------------------------------------------------------------
   *SINCE SEPTEMBER 1, 1999.
  **SINCE SEPTEMBER 30, 1999.

- - -
SIMPLY SPEAKING...
- - -

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 2000 Value Index measures the performance of the companies with lower price-to-book ratios and lower forecasted growth values comprising the Russell 2000 Index. The Russell 2000 Index is a widely used benchmark for small cap stock performance and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which is composed of the 3,000 largest U.S. companies based on total market capitalization.

                                                               PROSPECTUS [LOGO]
                                                                              15


- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                                             INSTITUTIONAL SHARES    CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*                None                5.75%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                  None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None                 None
Exchange Fee                                                                                         None                 None

*THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
SEE "PURCHASING PORTFOLIO SHARES."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expenses (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------

                                            INSTITUTIONAL SHARES CLASS A SHARES
Investment Advisory Fees                           0.99%             0.99%
Distribution and Service (12b-1) Fees               None             0.25%
Other Expenses                                     0.37%             0.37%
                                                   -----            -----

Total Annual Portfolio Operating Expenses          1.36%             1.61%

*THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR
 WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

   GOLDEN OAK SMALL CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES       1.33%
   GOLDEN OAK SMALL CAP VALUE PORTFOLIO - CLASS A SHARES             1.59%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
Example
--------------------------------------------------------------------------------
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                         1 Year    3 Years   5 Years   10 Years
---------------------------------------------------------------
Institutional Shares      $138    $  431     $   745   $1,635
Class A Shares            $729    $1,054     $1,401    $2,376

[LOGO] PROSPECTUS
16

INTERNATIONAL EQUITY PORTFOLIO
- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                Long-term capital appreciation
--------------------------------------------------------------------------------

INVESTMENT FOCUS               Common stocks of companies located in countries
                               included in the Morgan Stanley Capital
                               International Europe, Australia and Far East
                               Index (MSCI EAFE)

--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY         High
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY  Investing in a broad selection of companies operating in diverse markets outside of the
                               United States
--------------------------------------------------------------------------------
INVESTOR PROFILE               Investors who seek long-term capital appreciation
                               and want to diversify their investments by
                               investing overseas, and who are willing to bear
                               the risks of international investing
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -

The Portfolio invests primarily (at least 80% of its assets) in common stocks of foreign companies. The Portfolio generally invests in companies located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index (MSCI EAFE), but may invest to a lesser extent in emerging market companies. The Adviser has engaged BlackRock International, Ltd., as sub-adviser (Sub-Adviser) to manage the portfolio on a day-to-day basis. In choosing investments for the Portfolio, the Sub-Adviser combines a "top-down" analysis of general global economic conditions to determine how the Portfolio's investments will be allocated among these foreign regions with a "bottom-up" fundamental analysis. This evaluates key performers operating in industry sectors that the Sub-Adviser believes have the greatest potential for long-term growth. The Sub-Adviser focuses its analysis on individual companies' earnings growth potential and the quality of corporate management. The Sub-Adviser generally does not base stock selections on company size, but rather on a company's fundamental prospects for growth and the current valuation of the security. As a result, the Portfolio may own stocks of smaller capitalization companies. The Sub-Adviser monitors the securities held by the Portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in a company's growth prospects or a region's economic outlook, or better investment opportunities become available. Due to its investment strategy, the Portfolio may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

- - -
Principal Risks
of Investing
- - -
Since it purchases common stocks, the Portfolio is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Portfolio's securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Portfolio.

The foreign small to medium capitalization companies the Portfolio may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small to medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small to medium capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

                                                               PROSPECTUS [LOGO]
                                                                              17


- - -
PRINCIPAL RISKS
OF INVESTING (CONTINUED)
- - -

Investing in foreign countries poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Portfolio's investments. These currency movements may happen separately from and in response to events that do not otherwise affect the value of the security in the issuer's home country.

Emerging market countries are countries that the World Bank or the United Nations considers to be emerging or developing. Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Portfolio's investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

The Portfolio is also subject to the risk that international stocks may underperform other segments of the equity market or the equity market as a whole.

- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance table illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in performance of the Portfolio's Institutional Shares for the last year.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year             Percent
2001            (19.87)%


              BEST QUARTER             WORST QUARTER
                  7.05%                  (13.21)%
               (12/31/01)                (9/31/01)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE
 PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS 2.17%.

[LOGO] PROSPECTUS
18


INTERNATIONAL EQUITY PORTFOLIO (CONTINUED)

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the MSCI EAFE Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Class Shares. After-tax returns for other classes will vary.

GOLDEN OAK INTERNATIONAL
EQUITY PORTFOLIO                      1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES                (19.87)%     (21.67)%*
  CLASS A SHARES                      (24.70)%     (24.94)%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES                (19.87)%     (21.78)%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES                (12.08)%     (17.14)%*
--------------------------------------------------------------------------------
MSCI EAFE INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)                   (21.44)%     (19.64)%**
--------------------------------------------------------------------------------

   *SINCE JULY 10, 2000.
  **SINCE JULY 31, 2000.

- - -
SIMPLY SPEAKING...
- - -

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The MSCI EAFE Index is an unmanaged index that contains over 1000 stocks from 20 different countries in Europe, Australia and the Far East.

                                                               PROSPECTUS [LOGO]
                                                                              19

- - -
PORTFOLIO FEES AND EXPENSES
- - -

This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
Shareholder Fees (fees paid directly from your investment)
--------------------------------------------------------------------------------

                                                                                             INSTITUTIONAL SHARES    CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*                None                5.75%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                  None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None                 None
Exchange Fee                                                                                         None                 None

*This sales charge varies depending upon how much you invest.
 See "Purchasing Portfolio Shares."

--------------------------------------------------------------------------------
Annual Portfolio Operating Expense (expenses deducted from Portfolio assets)*
--------------------------------------------------------------------------------

                                          Institutional Shares  Class A Shares
Investment Advisory Fees                         0.90%              0.90%
Distribution and Service (12b-1) Fees             None              0.25%
Other Expenses                                   0.79%              0.79%
                                                 -----              -----
Total Annual Portfolio Operating Expenses        1.69%              1.94%

* THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

   GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO - INSTITUTIONAL SHARES  1.50%
   GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO - CLASS A SHARES        1.75%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                         1 Year    3 Years   5 Years   10 Years
                         --------------------------------------
Institutional Shares      $172    $  533     $   918    $1,998
Class A Shares            $761    $1,149     $1,562     $2,709

[LOGO] PROSPECTUS
20

INTERMEDIATE-TERM INCOME PORTFOLIO
- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                   Current income consistent with limited price
                                  volatility
--------------------------------------------------------------------------------
INVESTMENT FOCUS                  Fixed income obligations of the U.S. Treasury,
                                  U.S. government agencies and U.S. corporations
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY            Low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY     Investing in a portfolio of U.S. government
                                  and corporate fixed income securities to
                                  attempt to maximize return while limiting risk
--------------------------------------------------------------------------------
INVESTOR PROFILE                  Conservative investors who want to receive
                                  income with limited risk of share price
                                  volatility
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -

The Portfolio primarily invests (at least 80% of its assets) in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities rated in one of the top two ratings categories, and in U.S. corporate debt rated in one of the top three ratings categories. In selecting investments for the Portfolio, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to provide the highest level of income and capital appreciation, consistent with keeping a low level of share price fluctuation. The Adviser actively manages the maturity of the Portfolio and purchases securities which will, on average, mature in three to ten years. Under normal circumstances, the Adviser anticipates that the Portfolio's dollar-weighted average maturity will be approximately nine years; however, the Adviser may vary this average maturity substantially in anticipation of a change in the interest rate environment. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Portfolio; or, to realize an aberration in a security's market valuation.



- - -
PRINCIPAL RISKS
OF INVESTING
- - -
The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Portfolio may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

The Portfolio is also subject to the risk that its investment strategy, which focuses on U.S. government and U.S. corporate fixed income securities with intermediate maturities, may perform differently than other mutual funds which focus on fixed income securities with longer maturities or invest in other asset classes.

                                                               PROSPECTUS [LOGO]
                                                                              21


- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance table illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year     Percent
1994     -2.10%
1995     13.64%
1996      2.80%
1997      7.20%
1998      9.17%
1999     -3.21%
2000     10.74%
2001      7.99%


         BEST QUARTER      WORST QUARTER
            5.60%             (1.92)%
         (9/30/98)           (6/30/99)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE
 PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS (0.32)%.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary.

GOLDEN OAK INTERMEDIATE-TERM
INCOME PORTFOLIO                 1 YEAR   5 YEAR  SINCE INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES            7.99%    6.26%     5.72%*
  CLASS A SHARES                  2.91%    5.03%     4.83%**
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES            5.63%    3.89%     3.44%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES            4.83%    3.82%     3.42%*
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. GOVERNMENT/CREDIT INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)               8.98%    7.09%     6.48%***
--------------------------------------------------------------------------------
  *SINCE FEBRUARY 1, 1993.
 **SINCE JUNE 18, 1993.
***SINCE FEBRUARY 28, 1993.

- - -
SIMPLY SPEAKING...
- - -

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers U.S. Government/Credit Index is a widely-recognized, market value-weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury securities, U.S. government agency obligations, corporate debt backed by the U. S. government, fixed-rate nonconvertible corporate debt securities, Yankee bonds and nonconvertible debt securities issued by or guaranteed by foreign governments and agencies. All securities in the index are rated investment grade (BBB) or higher, with maturities of 1 to 10 years.

[LOGO] PROSPECTUS
22

INTERMEDIATE-TERM INCOME PORTFOLIO (continued)


- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)*
--------------------------------------------------------------------------------

                                                                                             INSTITUTIONAL SHARES    CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*                None                4.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                  None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None                 None
Exchange Fee                                                                                         None                 None

*This sales charge varies depending upon how much you invest.
 See "Purchasing Portfolio Shares."


--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*
--------------------------------------------------------------------------------

                                        INSTITUTIONAL SHARES   CLASS A SHARES
Investment Advisory Fees                       0.50%               0.50%
Distribution and Service (12b-1) Fees           None               0.25%
Other Expenses                                 0.31%               0.31%
                                               -----               -----
Total Annual Portfolio Operating Expenses      0.81%               1.06%
--------------------------------------------------------------------------------

* THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

 GOLDEN OAK INTERMEDIATE TERM INCOME PORTFOLIO - INSTITUTIONAL SHARES  0.65%
 GOLDEN OAK INTERMEDIATE TERM INCOME PORTFOLIO - CLASS A SHARES        0.90%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:


                         1 YEAR    3 YEARS   5 YEARS  10 YEARS
                         -------------------------------------
Institutional Shares      $ 83      $259    $   450    $1,002
Class A Shares            $553      $772    $1,008     $1,686

                                                               PROSPECTUS [LOGO]
                                                                              23

MICHIGAN TAX FREE BOND PORTFOLIO

- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                    Current income exempt from both federal and
                                   Michigan state income taxes, consistent with
                                   preservation of capital
--------------------------------------------------------------------------------
INVESTMENT FOCUS                   Tax-free Michigan municipal securities
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY             Medium
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY      Invests in municipal obligations which pay
                                   interest that is exempt from both federal and
                                   Michigan state income tax
--------------------------------------------------------------------------------
INVESTOR PROFILE                   Conservative taxable investors who want to
                                   receive current income exempt from federal
                                   and Michigan state income tax and are willing
                                   to bear the moderate risk of investing in a
                                   portfolio of intermediate-term securities
                                   affected by changes in economic conditions
                                   and governmental policies within Michigan
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -
The Portfolio invests substantially all of its assets (at least 80%) in municipal securities that generate income exempt from federal and Michigan state income taxes. These securities include securities of municipal issuers located in Michigan, the District of Columbia, Puerto Rico and other U.S. territories and possessions. The Portfolio invests most of its assets in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Portfolio's Adviser purchases investment grade municipal securities and attempt to maintain an average weighted portfolio maturity of three to ten years. The maximum maturity for any individual security is thirty years. In selecting securities for the Portfolio, the Adviser considers each security's yield and total return potential relative to other available municipal securities. Securities are considered for sale in the event of or in anticipation of a credit downgrade; in order to change the duration or sector weighting of the Portfolio; or, to realize an aberration in a security's market valuation.

- - -
Principal Risks
of Investing
- - -
The prices of the Portfolio's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Portfolio's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Portfolio's securities.

The Portfolio is non-diversified, which means that it may invest in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or political occurrence affecting one or more of these issuers, and may experience increased volatility due to its investments in those securities.

The Portfolio's concentration of investments in securities of issuers located in Michigan subjects the Portfolio to economic conditions and government policies within that state. As a result, the Portfolio will be more susceptible to factors that adversely affect issuers of Michigan obligations than a mutual fund that does not have as great a concentration in Michigan municipal obligations.

The Portfolio is also subject to the risk that Michigan municipal debt securities may underperform other segments of the fixed income market or the fixed income market as a whole.

PROSPECTUS
24


MICHIGAN TAX FREE BOND PORTFOLIO (CONTINUED)
- - -
PERFORMANCE INFORMATION
- - -
The following bar chart and performance tables illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

The periods prior to June 23, 1997, when the Portfolio began operating as a registered mutual fund, represent the performance of the Adviser's similarly managed predecessor common trust fund. This past performance has been adjusted to reflect current expenses for the Institutional Shares of the Portfolio. The Adviser's common trust fund was not a registered mutual fund so it was not subject to the same investment and tax restrictions as the Portfolio. If it had been, the common trust fund's performance might have been lower.

THIS BAR CHART SHOWS CHANGES IN THE PERFORMANCE OF THE PORTFOLIO'S INSTITUTIONAL SHARES FROM YEAR TO YEAR.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year     Percent
1992      6.58%
1993      9.71%
1994     -3.06%
1995     12.09%
1996      3.24%
1997      6.20%
1998      5.10%
1999     -0.43%
2000      7.77%
2001      5.12%

         BEST QUARTER      WORST QUARTER
            4.56%             (3.82)%
          (3/31/95)           (3/31/94)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE
 PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS 0.87%.

--------------------------------------------------------------------------------
Average Annual Total Returns
--------------------------------------------------------------------------------

The following tables compare the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the Merrill Lynch 1-12 Year Municipal Bond Index. The first table reflects the performance without taking into account the impact of taxes, and includes the performance of the similarly managed predecessor common trust fund. The second table compares the performance of these indices and averages to the Portfolio's performance after adjustment for the impact of certain taxes.

--------------------------------------------------------------------------------
Average Annual Total Returns - Before Taxes
--------------------------------------------------------------------------------

INSTITUTIONAL SHARES                           1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
GOLDEN OAK MICHIGAN TAX FREE BOND
PORTFOLIO                                       5.12%     4.71%*     5.14%*
--------------------------------------------------------------------------------
MERRILL LYNCH 1-12 YEAR MUNICIPAL BOND INDEX    5.15%     5.70%      6.05%
--------------------------------------------------------------------------------

CLASS A SHARES                                 1 YEAR    5 YEARS   10 YEARS
--------------------------------------------------------------------------------
GOLDEN OAK MICHIGAN TAX FREE
BOND PORTFOLIO                                  0.27%     3.56%**    4.41%**
--------------------------------------------------------------------------------
MERRILL LYNCH 1-12 YEAR MUNICIPAL BOND
INDEX                                           5.15%     5.70%      6.05%
--------------------------------------------------------------------------------
 * INSTITUTIONAL SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING JUNE 23, 1997. THE PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF A SIMILARLY MANAGED COMMON TRUST FUND. THE COMMON TRUST FUND'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE EXPENSES APPLICABLE TO INSTITUTIONAL SHARES.

** CLASS A SHARES OF THE PORTFOLIO WERE OFFERED BEGINNING JUNE 23, 1997. THE
   PERFORMANCE INFORMATION SHOWN PRIOR TO THAT DATE REPRESENTS PERFORMANCE OF A SIMILARLY MANAGED COMMON TRUST FUND. THE COMMON TRUST FUND'S PERFORMANCE HAS BEEN ADJUSTED TO REFLECT THE MAXIMUM FRONT-END SALES CHARGE AND OTHER EXPENSES APPLICABLE TO CLASS A SHARES.

                                                               PROSPECTUS [LOGO]
                                                                              25


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS - COMPARISON OF BEFORE AND AFTER-TAX RETURNS
--------------------------------------------------------------------------------

This table compares the Portfolio's average annual total returns for the periods ended December 31, 2001 to those of the Merrill Lynch 1-12 Year Municipal Bond Index.

The Portfolio's returns in this table only reflect the periods after the Portfolio began operating as a registered mutual fund. The returns shown do not reflect the performance of the Adviser's common trust fund. It is not possible to reflect the tax impact on the common trust fund's performance.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary.

GOLDEN OAK MICHIGAN
TAX FREE BOND PORTFOLIO              1 YEAR     SINCE INCEPTION
--------------------------------------------------------------------------------
PORTFOLIO RETURN BEFORE TAXES
  INSTITUTIONAL SHARES                 5.12%        4.83%*
  CLASS A SHARES                       0.27%        3.59%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS
  INSTITUTIONAL SHARES                 5.02%        4.79%*
--------------------------------------------------------------------------------
PORTFOLIO RETURN AFTER TAXES
ON DISTRIBUTIONS AND SALE
OF PORTFOLIO SHARES
  INSTITUTIONAL SHARES                 4.96%        4.75%*
--------------------------------------------------------------------------------
MERRILL LYNCH 1-12 YEAR
MUNICIPAL BOND INDEX
(REFLECTS NO DEDUCTION FOR FEES,
EXPENSES, OR TAXES)                    5.15%        5.69%**
--------------------------------------------------------------------------------

  *SINCE JUNE 23, 1997.
 **SINCE JUNE 30, 1997.


- - -
SIMPLY SPEAKING ...
- - -
WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. if an index had expenses, its performance would be lower. The Merrill Lynch 1-12 Year Municipal Bond Index is a widely recognized broad-based measure of the performance of the U.S. tax exempt bond market for securities with maturities of one to twelve years.

[LOGO] PROSPECTUS
26


MICHIGAN TAX FREE BOND PORTFOLIO (CONTINUED)
- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                             INSTITUTIONAL SHARES    CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)*                None                4.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
(as a percentage of offering price)                                                                  None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                   None                 None
Exchange Fee                                                                                         None                 None

*THIS SALES CHARGE VARIES DEPENDING UPON HOW MUCH YOU INVEST.
 SEE "PURCHASING PORTFOLIO SHARES."

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*
--------------------------------------------------------------------------------

                                        INSTITUTIONAL SHARES   CLASS A SHARES
Investment Advisory Fees                       0.50%                0.50%
Distribution and Service (12b-1) Fees           None                0.25%
Other Expenses                                 0.34%                0.34%
                                               -----                -----
Total Annual Portfolio Operating Expenses      0.84%                1.09%
--------------------------------------------------------------------------------

* THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:


  GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO - INSTITUTIONAL SHARES   0.65%
  GOLDEN OAK MICHIGAN TAX FREE BOND  PORTFOLIO - CLASS A SHARES        0.90%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                         1 Year    3 Years   5 Years   10 Years
                         --------------------------------------
Institutional Shares      $ 86       $268    $  466     $1,037
Class A Shares            $556       $781    $1,024     $1,719

                                                               PROSPECTUS [LOGO]
                                                                              27


PRIME OBLIGATION MONEY MARKET PORTFOLIO

- - -
PORTFOLIO SUMMARY
- - -

INVESTMENT GOAL                      Preserve principal value and maintain a
                                     high degree of liquidity while providing
                                     current income
--------------------------------------------------------------------------------
INVESTMENT FOCUS                     Money market instruments
--------------------------------------------------------------------------------
SHARE PRICE VOLATILITY               Very low
--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGY        Investing in a broad
                                     range of short-term high quality U.S.
                                     dollar-denominated debt securities
--------------------------------------------------------------------------------
INVESTOR PROFILE                     Conservative investors who want to receive
                                     current income through a liquid investment
--------------------------------------------------------------------------------

- - -
INVESTMENT STRATEGY
- - -
The Portfolio invests in a broad range of short-term U.S. dollar-denominated securities that are rated in one of the two highest rating categories by nationally recognized rating organizations, or unrated securities that Wellington Management Company, LLP (Sub-Adviser) determines are of comparable quality. The Portfolio invests in short-term securities, including: (i) commercial paper and other short-term corporate obligations of U.S. and foreign issuers (including asset-backed securities); (ii) certificates of deposit, time deposits, bankers' acceptances, bank notes and other obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that meet certain asset requirements; (iii) short-term obligations issued by state and local governments; (iv) obligations of foreign governments (including Canadian and Provincial Government and Crown Agency obligations); and (v) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. government. The Portfolio may also enter into fully-collateralized repurchase agreements.

The Adviser has engaged Wellington Management Company, LLP as Sub-Adviser to manage the Portfolio on a day-to-day basis. Using top-down strategy setting and bottom-up security selection, the Sub-Adviser seeks securities with an acceptable maturity, that are marketable and liquid, that offer competitive yields, and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates and the maturity of individual securities relative to the maturity of the Portfolio as a whole. The Portfolio follows strict SEC rules about credit quality, maturity and diversification of its investments.

- - -
Principal Risks
of Investing
- - -
An investment in the Portfolio is subject to income risk, which is the possibility that the Portfolio's yield will decline due to falling interest rates. A Portfolio share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market portfolio seeks to keep a constant price per share of $1.00, you may lose money by investing in the Portfolio.

Although the Portfolio's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

[LOGO] PROSPECTUS
28

PRIME OBLIGATION MONEY MARKET PORTFOLIO (continued)

- - -
PERFORMANCE INFORMATION
- - -
The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. Of course, the Portfolio's past performance does not necessarily indicate how the Portfolio will perform in the future.

This bar chart shows changes in the performance of the Portfolio's Institutional Shares from year to year.*

[BAR CHART OMITTED]
PLOT POINTS FOLLOWS:

Year    Percent
1994     3.97%
1995     5.77%
1996     5.23%
1997     5.38%
1998     5.34%
1999     4.98%
2000     6.21%
2001     3.86%



         BEST QUARTER      WORST QUARTER
            1.59%              0.51%
         (9/30/00)           (12/31/01)

*THE PERFORMANCE INFORMATION SHOWN ABOVE IS BASED ON A CALENDAR YEAR. THE
 PORTFOLIO'S PERFORMANCE FROM 1/1/02 TO 3/31/02 WAS 0.37%.

Call 1-800-545-6331 for the Portfolio's current 7-day yield.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
--------------------------------------------------------------------------------

THIS TABLE SHOWS THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001.

GOLDEN OAK PRIME OBLIGATION
MONEY MARKET PORTFOLIO           1 YEAR   5 YEAR   SINCE INCEPTION
--------------------------------------------------------------------------------
INSTITUTIONAL SHARES              3.86%    5.15%       4.86%*
--------------------------------------------------------------------------------
CLASS A SHARES                    3.60%    4.89%       4.84%**
--------------------------------------------------------------------------------

  *SINCE FEBRUARY 1, 1993.
 **SINCE JANUARY 20, 1994.

                                                               PROSPECTUS [LOGO]
                                                                              29


- - -
PORTFOLIO FEES AND EXPENSES
- - -
This table describes the fees and expenses that you may pay if you buy and hold Portfolio shares.

--------------------------------------------------------------------------------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
--------------------------------------------------------------------------------

                                                                                           INSTITUTIONAL SHARES    CLASS A SHARES
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                None                 None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
other Distributions (as a percentage of offering price)                                             None                 None
Redemption Fee (as a percentage of amount redeemed, if applicable)                                  None                 None
Exchange Fee                                                                                        None                 None

--------------------------------------------------------------------------------
ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES DEDUCTED FROM PORTFOLIO ASSETS)*
--------------------------------------------------------------------------------

                                        Institutional Shares   Class A Shares
Investment Advisory Fees                       0.30%                0.30%
Distribution and Service (12b-1) Fees           None                0.25%
Other Expenses                                 0.31%                0.31%
                                               -----                -----
Total Annual Portfolio Operating Expenses      0.61%                0.86%

* THE PORTFOLIO'S TOTAL ACTUAL OPERATING EXPENSES FOR THE MOST RECENT FISCAL YEAR WERE LESS THAN THE AMOUNT SHOWN BECAUSE THE ADVISER HAS VOLUNTARILY AGREED TO WAIVE A PORTION OF THE FEES IN ORDER TO KEEP TOTAL OPERATING EXPENSES AT A SPECIFIED LEVEL. THESE FEE WAIVERS REMAIN IN PLACE AS OF THE DATE OF THIS PROSPECTUS, BUT THE ADVISER MAY DISCONTINUE ALL OR PART OF THESE WAIVERS AT ANY TIME. WITH THESE FEE WAIVERS, THE PORTFOLIO'S ACTUAL TOTAL OPERATING EXPENSES WERE AS FOLLOWS:

GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO - INSTITUTIONAL SHARES  0.40%
GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO - CLASS A SHARES        0.65%

For more information about these fees, see "Investment Adviser and Sub-Advisers" and "Distribution of Portfolio Shares."

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Portfolio operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Portfolio would be:

                         1 YEAR    3 YEARS   5 YEARS   10 YEARS
                         --------------------------------------
Institutional Shares       $62      $195      $340     $  762
Class A Shares             $88      $274      $477     $1,061

[LOGO] PROSPECTUS
30


MORE INFORMATION ABOUT RISK
--------------------------------------------------------------------------------
EQUITY RISK
GOLDEN OAK GROWTH PORTFOLIO
GOLDEN OAK VALUE PORTFOLIO
GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
GOLDEN OAK SMALL CAP VALUE PORTFOLIO
GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a Portfolio's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

--------------------------------------------------------------------------------
FIXED INCOME RISK
GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

   CALL RISK
   During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

   CREDIT RISK
   The possibility that an issuer will be unable to make timely payments of either principal or interest.

   EVENT RISK
   Securities may suffer declines in credit quality and market value due to issuer restructurings or other factors. This risk should be reduced because of a Portfolio's multiple holdings.

--------------------------------------------------------------------------------
MUNICIPAL ISSUER RISK
GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
--------------------------------------------------------------------------------

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Portfolio's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes. In addition, the Portfolio's concentration of investments in issuers located in a single state makes the Portfolio more susceptible to adverse political or economic developments affecting that state. The Portfolio also may be riskier than mutual funds that buy securities of issuers in numerous states.

--------------------------------------------------------------------------------
FOREIGN SECURITY RISKS
GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

                                                               PROSPECTUS [LOGO]
                                                                              31


In addition to these risks, certain foreign securities may be subject to the following additional risks factors:

--------------------------------------------------------------------------------
CURRENCY RISK
GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------

Investments in foreign securities denominated in foreign currencies involve additional risks, including:

o The value of a Portfolio's assets measured in U.S. dollars may be affected by changes in currency rates and in exchange control regulations.

o A Portfolio may incur substantial costs in connection with conversions between various currencies.

o A Portfolio may be unable to hedge against possible variations in foreign exchange rates or to hedge a specific security transaction or portfolio position.

o Only a limited market currently exists for hedging transactions relating to currencies in certain emerging markets.

MORE INFORMATION ABOUT PORTFOLIO INVESTMENTS

This prospectus describes the Portfolios' primary strategies, and the Portfolios will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in our Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Portfolio's objectives (unless it is a money market fund). A Portfolio will do so only if the Adviser or Sub-Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

INVESTMENT ADVISER AND SUB-ADVISERS

The Investment Adviser makes investment decisions for each of the Portfolios, other than the Portfolios which utilize a Sub-Adviser, and continuously reviews, supervises and administers the Portfolios' respective investment programs. The Investment Adviser oversees the Sub-Advisers to ensure compliance with the sub-advised Portfolios' investment policies and guidelines, and monitors each Sub-Adviser's adherence to its investment style. The Board of Trustees of The Arbor Fund supervises the Adviser and Sub-Advisers and establishes policies that the Adviser and Sub-Advisers must follow in their management activities. CB Capital Management, Inc. serves as the Adviser to the Portfolios.

CB Capital Management is a wholly-owned subsidiary of Citizens Bank, which has managed bank common funds, pension plan assets and personal trust assets since 1927. The principal business address of the Adviser is 328 S. Saginaw Street, Flint, MI 48502. As of January 1, 2002, Citizens Bank had approximately $3.1 billion in assets under management. For the fiscal year ended January 31, 2002, the Adviser received advisory fees as a percentage of average daily net assets of:

   Golden Oak Growth Portfolio                         0.34%
   Golden Oak Value Portfolio                          0.32%
   Golden Oak Tax-Managed Equity Portfolio             0.25%
   Golden Oak Small Cap Value Portfolio                0.31%
   Golden Oak International Equity Portfolio           0.11%
   Golden Oak Intermediate-Term Income Portfolio       0.34%
   Golden Oak Michigan Tax Free Bond Portfolio         0.31%
   Golden Oak Prime Obligation Money
   Market Portfolio                                    0.02%

Nicholas-Applegate Capital Management (Nicholas-Applegate), a wholly-owned subsidiary of Allianz of America, manages the Golden Oak Growth Portfolio and the Golden Oak Tax-Managed Equity Portfolio on a day-to-day basis. Nicholas-Applegate selects, buys and sells securities for the Portfolios under the supervision of the Adviser and the Board of Trustees. The principal business address of Nicholas-Applegate is 600 West Broadway, San Diego, CA 92101. For the fiscal year ended January 31, 2002, Nicholas-Applegate received sub-advisory fees as a percentage of average daily net assets of:

   Golden Oak Growth Portfolio                         0.40%
   Golden Oak Tax-Managed Equity Portfolio             0.40%

Systematic Financial Management, L.P. (Systematic) manages the Golden Oak Value Portfolio and Small Cap Value Portfolio on a day-to-day basis. Systematic selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. The principal business address of Systematic is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666. Systematic had $4.7 billion of assets under management as of March 31, 2002. For the fiscal year ended January 31, 2002, Systematic received sub-advisory fees as a percentage of average daily net assets of:

   Golden Oak Value Portfolio                          0.41%
   Golden Oak Small Cap Value Portfolio                0.65%

[LOGO] PROSPECTUS
32


BlackRock International, Ltd. (BIL), 40 Torphichen Street, Edinburgh, Scotland, manages the Golden Oak International Equity Portfolio on a day-to-day basis. BIL selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. BIL is a wholly owned subsidiary of BlackRock Inc. (BlackRock), one of the largest publicly traded investment management firms in the United States with $238 billion of assets under management as of March 31, 2002. BlackRock is a majority owned subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. For the fiscal year ended January 31, 2002, BIL received sub-advisory fees as a percentage of average daily net assets of:

   Golden Oak International Equity Portfolio           0.60%

Wellington Management Company, LLP (Wellington Management) manages the Golden Oak Prime Obligation Money Market Portfolio on a day-to-day basis. Wellington Management selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928. Wellington Management had $322 billion in assets under management as of March 31, 2002. The principal business address for Wellington Management is 75 State Street, Boston, MA 02109. For the fiscal year ended January 31, 2002, Wellington Management received sub-advisory fees as a percentage of average daily net assets of:

   Golden Oak Prime Obligation Money
   Market Portfolio                                   0.075%

PORTFOLIO MANAGERS

James A. Nawrocki serves as Vice President and Trust Officer of CB Wealth Management, NA. He has managed the Golden Oak Intermediate-Term Income Portfolio since October 1999. In addition, Mr. Nawrocki is part of the Golden Oak Michigan Tax Free Bond Portfolio management team. He previously managed fixed income portfolios for 8 years for The Dow Chemical Company including defined benefit and defined contribution pension plan portfolios as well as P&C insurance company assets. He was a financial consultant at First of Michigan Corporation for nearly 2 years.

Richard C. Cross serves as Vice President and Trust Officer of CB Wealth Management, NA. He has managed the Golden Oak Michigan Tax Free Bond Portfolio since October 1997. In addition, Mr. Cross is part of the Golden Oak Intermediate-Term Income Portfolio management team. He had 12 years of experience managing fixed income portfolios for The Dow Chemical Company including defined benefit and defined contribution pension plan portfolios as well as domestic and off-shore P&C insurance company assets. He was a financial consultant to Chemical Financial Corporation for over 2 years.

Mark Stuckelman is co-team leader of Nicholas-Applegate's systematic domestic equity group and leads the firm's value investment strategies. He co-leads the Golden Oak Growth Portfolio with David Pavan. He has 12 years of investment experience. Prior to joining Nicholas-Applegate in 1995, Mark was a senior quantitative analyst with Wells Fargo Bank's Investment Management Group. Previously, he was responsible for the management of risk-controlled equity portfolios at Fidelity Management Trust Co. In addition, he was senior consultant with BARRA. Mark earned his M.B.A. in finance from the University of Pennsylvania/Wharton School and his B.A. in computer science with honors at the University of California, Berkeley.

David Pavan is primarily responsible for portfolio management and research for Nicholas-Applegate's Large Cap U.S. Systematic Growth portfolio. He co-leads the Golden Oak Growth Portfolio with Mark Stuckelman and co-leads the Golden Oak Tax-Managed Equity Portfolio with Stacey Nutt. He has 9 years of investment experience. Prior to joining Nicholas-Applegate in 1999, he was a vice president and quantitative equity analyst with Putnam Investments and a partner and portfolio manager with Genus Capital Management, Inc. David earned his M.S. in computational finance from Carnegie Mellon University, his M.B.A. in finance from Queen's University and his B.Math from the University of Waterloo.

Stacey Nutt is a member of Nicholas Applegate's U.S. Systematic Growth Team and focuses on portfolio management and research of the firm's Small Cap, Mid Cap and Broad Mandate strategies. He co-leads the Golden Oak Tax-Managed Equity Portfolio with David Pavan. Prior to joining the firm in 1999, he was Research Director for Decision Analytics at Vestek Systems, Inc. Previously, Stacey was a member of the faculty of Virginia Tech for three years. He is published in numerous academic and personal finance journals. He received his Ph.D. and M.S.M. in accounting with a minor in finance and statistics from Georgia Institute of Technology School of Management and earned his B.S. in business administration from Oral Roberts University. He has 10 years of experience.

Gyanendra Kumar Joshi serves as Chief Investment Officer and Senior Managing Director of Systematic. He co-manages both the Golden Oak Value Portfolio and the Golden Oak Small Cap Value Portfolio. He has more than 29 years of investment experience. Prior to joining Systematic, Mr. Joshi served as Managing Director of Mitchell Hutchins Institutional Investors.

                                                               PROSPECTUS [LOGO]
                                                                              33

Kevin McCreesh, CFA serves as Managing Director and Senior Portfolio Manager of Systematic. Mr. McCreesh co-manages the Golden Oak Value Portfolio with Mr. Joshi and has been part of the investment team with Mr. Joshi since 1990 at Systematic and at Mitchell Hutchins Institutional Investors.

Ken Burgess serves as Portfolio Manager and Senior Small Cap Analyst of Systematic. He specializes in cash flow analysis and devotes his efforts solely to the portfolio management and analysis of small cap equities. Mr. Burgess co-manages the Golden Oak Small Cap Value Portfolio with Mr. Joshi and has been a portfolio manager at Systematic since 1993.

The Golden Oak International Equity Portfolio is managed by a team of investment professionals at BIL, led by Will Low and Ken Anderson. Mr. Low is a Director and serves as the co-head of the international equity team. Mr. Low is also a member of the Emerging Markets and Pacific Basin teams responsible for Asian equity research and portfolio management. Prior to joining BIL in 1996, Mr. Low was an investment manager for Pacific Basin equities, including both emerging and developed markets for Dunedin Managers Ltd.

Mr. Anderson is a Director and serves as the co-head of the international equity team. Mr. Anderson is also a member of the European equity team responsible for European equity research and portfolio management. Prior to joining BIL in 2000, Mr. Anderson was an investment director and the deputy head of the Scottish Widows Investment Management European equity team. Mr. Anderson began his career as an equity analyst for Wood Mackenzie in 1987.

Timothy E. Smith is the Portfolio Manager for the Golden Oak Prime Obligation Money Market Portfolio. Mr. Smith has over 10 years of investment experience and has been an investment professional with Wellington Management since 1992.

PURCHASING, SELLING AND EXCHANGING PORTFOLIO SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Institutional Shares and Class A Shares of the Portfolios.

The classes have different expenses and other characteristics.

INSTITUTIONAL SHARES
o No sales charge
o No 12b-1 fees
o $1,000,000 minimum initial investment

CLASS A SHARES

o Front-end sales charge
o 12b-1 fees
o $1,000 minimum initial investment

For some investors the minimum initial investment may be lower.

Institutional Shares are for financial institutions investing for their own or their customers' accounts. For information on how to open an account and set up procedures for placing transactions call 1-800-808-4920.

Class A Shares are for individual and institutional investors.

HOW TO PURCHASE PORTFOLIO SHARES

You may purchase shares directly by:
o Mail (Class A only)
o Telephone
o Wire
o Direct Deposit, or
o Automated Clearing House (ACH).

To purchase shares directly from us, please call 1-800-808-4920. Unless you arrange to pay by wire or through direct deposit or ACH, write your check, payable in U.S. dollars, to "Golden Oak Family of Funds" and include the name of the appropriate Portfolio(s) on the check. You cannot purchase Institutional Shares by check. A Portfolio cannot accept third-party checks, credit cards, credit card checks or cash.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Portfolio shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio. You will also generally have to address your correspondence or questions regarding a Portfolio to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange and, for the Golden Oak Prime Obligation Money Market Portfolio, the Federal Reserve are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the New York Stock Exchange or the Federal Reserve is closed.

[LOGO] PROSPECTUS
34


A Portfolio reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Portfolio or its shareholders and could adversely affect the Portfolio or its operations. This includes those from any individual or group who, in the Portfolios' view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Portfolio within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Portfolio receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Portfolio (except the Golden Oak Prime Obligation Money Market Portfolio), calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Portfolio must receive your purchase order in proper form before 4:00 p.m., Eastern time. A Portfolio will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Golden Oak Prime Obligation Money Market Portfolio calculates its NAV once each Business Day at 12:00 noon, Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Portfolio generally must receive your order before 12:00 noon, Eastern time and federal funds (readily available funds) before 12:00 noon, Eastern time.

The Golden Oak International Equity Portfolio holds securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Portfolio does not calculate NAV. As a result, the market value of the Portfolio's investments may change on days when you cannot purchase or sell Portfolio shares.

HOW WE CALCULATE NAV

NAV for one Portfolio share is the value of that share's portion of the net assets of the Portfolio.

In calculating NAV, a Portfolio generally values its investment portfolio at market price (except the Golden Oak Prime Obligation Money Market Portfolio). If market prices are unavailable or a Portfolio thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

In calculating NAV for the Golden Oak Prime Obligation Money Market Portfolio, we generally value the Portfolio's investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Portfolio may value its securities at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the
first time, you must invest in any Portfolio at least:

CLASS                      DOLLAR AMOUNT
Institutional Shares       $1,000,000
Class A Shares             $1,000 ($500 minimum for an IRA)

Your subsequent investments in Class A Shares of any Portfolio must be made in amounts of at least $50. There is no minimum for subsequent investments in Institutional Shares.

A Portfolio may accept investments of smaller amounts for any class of shares at its discretion.

SYSTEMATIC INVESTMENT PLAN (CLASS A ONLY)

If you have a checking or savings account, you may purchase Class A Shares automatically through regular deductions from your account. Once your account has been opened, you may begin regularly scheduled investments of at least $50 a month. Purchases of Class A Shares made through the Systematic Investment Plan are subject to the applicable sales charge.

                                                               PROSPECTUS [LOGO]
                                                                              35


SALES CHARGES
FRONT-END SALES CHARGES -- CLASS A SHARES
The offering price of Class A Shares is the NAV next calculated after a Portfolio receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                                                     YOUR SALES
                                                                 YOUR SALES                          CHARGE AS A
                                                                 CHARGE AS A                       PERCENTAGE OF
                               IF YOUR                         PERCENTAGE OF                          YOUR NET
                            INVESTMENT IS:                     OFFERING PRICE                        INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Growth Portfolio           Less than $50,000                        5.75%                               6.10%

Value Portfolio            $50,000 but less                         4.50%                               4.71%
                             than $100,000

Tax-Managed                $100,000 but less                        3.50%                               3.63%
  Equity Portfolio           than $250,000

Small Cap                  $250,000 but less                        2.60%                               2.67%
  Value Portfolio            than $500,000

International              $500,000 but less                        2.00%                               2.04%
  Equity Portfolio          than $1,000,000

                          $1,000,000 and over                       0.00%                               0.00%
-------------------------------------------------------------------------------------------------------------------
Intermediate-Term             Less than                             4.50%                               4.71%
  Income Portfolio             $100,000
Michigan Tax               $100,000 but less                        3.50%                               3.63%
  Free Bond                  than $250,000
  Portfolio
                          $250,000 but less                         2.60%                               2.67%
                             than $500,000

                           $500,000 but less                        2.00%                               2.04%
                            than $1,000,000

                          $1,000,000 and over                       0.00%                               0.00%

There is no sales charge imposed on shares of the Golden Oak Prime Obligation Money Market Portfolio.

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

No sales charge is imposed on shares of a Portfolio:

o  issued in plans of reorganization, such as mergers involving the Portfolios;

o sold to dealers or brokers that have a sales agreement with the Distributor, for their own account or for retirement plans for their employees or sold to employees (and their spouses) of dealers or brokers that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of such employees' minor children);

o purchased in aggregate amounts of $1 million or more by tax exempt organizations enumerated in Section 501(c) of the Code or employee benefit plans created under Sections 401 or 457 of the Code;

o sold to Trustees and officers of The Arbor Fund and employees of the Adviser and its affiliates;

o sold to agency, custody and fiduciary accounts of the Adviser and its affiliates; or

o purchased in connection with any asset allocation plan established by the Adviser.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Portfolio will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Portfolio will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Portfolio with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Portfolio may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Portfolio over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Portfolio will only consider the value of Class A Shares sold subject to a sales charge. As a result, Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Portfolio a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

[LOGO] PROSPECTUS
36


You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Portfolio to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Portfolio's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Portfolio will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR PORTFOLIO SHARES

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts. If you have questions, call 1-800-808-4920.

If you own your shares directly, you may sell your shares on any Business Day by contacting the Portfolio directly by mail or telephone at 1-800-808-4920.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Portfolio.

If you would like to sell $50,000 or more of your shares, or would like the proceeds sent to a third-party or an address other than your own, please notify the Portfolio in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

SYSTEMATIC WITHDRAWAL PLAN (CLASS A ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Portfolio. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

CHECK WRITING SERVICE (PRIME OBLIGATION MONEY MARKET PORTFOLIO -- CLASS A SHARES
ONLY)

If you own Class A Shares of the Prime Obligation Money Market Portfolio you may redeem shares by writing checks on your account for $500 or more. Once you have signed and returned a signature card, you will receive a supply of checks. The check may be made payable to any person, and your account will continue to earn dividends until the check clears. These checks are free, but your account will be charged a fee (currently $15) for stopping payment of a check upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons.

Because of the difficulty of determining in advance the exact value of your Portfolio account, you may not use a check to close your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within 7 days after we receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

                                                               PROSPECTUS [LOGO]
                                                                              37


REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Portfolio's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below the required minimum, the Portfolio may redeem your shares. The account balance minimums are:

CLASS                      DOLLAR AMOUNT
Institutional Shares       $1,000,000
Class A Shares             $1,000

But, a Portfolio will always give you at least 60 days' written notice to give you time to add to your account and avoid the involuntary redemption of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Portfolio may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting us directly by mail or telephone.

You may also exchange shares through your financial institution by mail or telephone.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days' notice.

When you exchange shares, you are really selling your shares and buying other Portfolio shares. So, your sale price and purchase price will be based on the NAV next calculated after the Portfolio receives your exchange request.

CLASS A SHARES

You may exchange Class A Shares of any Portfolio for Class A Shares of any other Portfolio. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Portfolio with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Portfolio with the same, lower or no sales charge there is no incremental sales charge for the exchange.

AUTOMATIC EXCHANGE OF YOUR SHARES

If your account balance for Institutional Shares drops below
$1,000,000 because of redemptions, your shares will be automatically exchanged for Class A Shares. You will not be charged the applicable Class A sales charge for an automatic exchange. But, a Portfolio will always give you at least 30 days' written notice to give you time to add to your account and avoid the automatic exchange of your shares.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Portfolio shares over the telephone is extremely convenient, but not without risk. Although the Portfolio has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Portfolio is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Portfolio over the telephone, you will generally bear the risk of any loss.

[LOGO] PROSPECTUS
38


DISTRIBUTION OF PORTFOLIO SHARES

Each Portfolio has adopted a distribution plan that allows the Portfolio to pay distribution and service fees for the sale and distribution of Class A Shares and Class B Shares, and for services provided to Class A and Class B shareholders. Because these fees are paid out of a Portfolio's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Distribution fees, as a percentage of average daily net assets are 0.25% for Class A Shares.

Dividends and Distributions

Each Portfolio distributes its net investment income as follows:

Golden Oak Growth Portfolio                          Quarterly
Golden Oak Value Portfolio                           Quarterly
Golden Oak Tax-Managed Equity Portfolio              Quarterly
Golden Oak Small Cap Value Portfolio                 Quarterly
Golden Oak International Equity Portfolio            Annually
Golden Oak Intermediate-Term Income Portfolio        Monthly
Golden Oak Michigan Tax Free Bond Portfolio          Monthly
Golden Oak Prime Obligation Money Market Portfolio   Monthly

Each Portfolio makes distributions of its net realized capital gains, if any, at least annually. If you own Portfolio shares on a Portfolio's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Portfolio in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Portfolio receives your written notice. To cancel your election, simply send the Portfolio written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Portfolios and their shareholders. This summary is based on current tax laws, which may change.

Each Portfolio will distribute substantially all of its net investment income and its net realized capital gains, if any. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Income distributions are generally taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. EACH SALE OR EXCHANGE OF PORTFOLIO SHARES MAY BE A TAXABLE EVENT.

The Golden Oak Michigan Tax Free Bond Portfolio intends to distribute income that is exempt from both federal taxes and Michigan state taxes. The Portfolio may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Any capital gains distributed by the Portfolio may be taxable.

The Golden Oak International Equity Portfolio may be able to pass along a tax credit for foreign income taxes it pays. The Portfolio will notify you if it gives you the credit.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                                                               PROSPECTUS [LOGO]
                                                                              39


Financial Highlights

The tables that follow present performance information about Institutional Shares and Class A Shares of each Portfolio. This information is intended to help you understand each Portfolio's financial performance for the past five years, or, if shorter, the period of the Portfolio's operations. Some of this information reflects financial information for a single Portfolio share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Portfolio, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Portfolio's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-800-545-6331.


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIODS ENDED JANUARY 31,



          NET                    NET REALIZED                                                   NET
         ASSET         NET            AND                    DISTRIBUTIONS                     ASSET
         VALUE     INVESTMENT     UNREALIZED              NET             NET                  VALUE
       BEGINNING     INCOME       GAIN (LOSS)         INVESTMENT       REALIZED                 END               TOTAL
       OF PERIOD     (LOSS)     ON INVESTMENTS          INCOME           GAIN                OF PERIOD           RETURN+
-----------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------
2002    $12.99      $     --         $(4.05)          $   --             $(0.23)              $ 8.71              (31.18)%
2001     17.85         (0.01)         (1.83)              --              (3.02)               12.99              (11.35)
2000     16.16         (0.03)          4.75               --              (3.03)               17.85               30.67
1999     12.66          0.02           5.88              (0.02)           (2.38)               16.16               51.98
1998     12.66            --           3.12               --              (3.12)               12.66               25.85

-----------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO CLASS A
-----------------------------------------------------------------------------------------------------------------------------
2002    $12.58      $   --           $ 3.95           $   --             $(0.23)              $ 8.40              (31.40)%
2001     17.43         (0.03)         (1.80)              --              (3.02)               12.58              (11.58)
2000     15.89         (0.06)          4.63               --              (3.03)               17.43               30.23
1999     12.51          0.02           5.74               --              (2.38)               15.89               51.45
1998     12.57         (0.01)          3.07               --              (3.12)               12.51               25.56

-----------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------
2002     $9.51         $0.05         $(1.41)            $(0.05)          $(0.30)               $7.80              (14.33)%
2001      9.45          0.07           0.77              (0.07)           (0.71)                9.51                9.36
2000      9.17          0.03           0.78              (0.03)           (0.50)                9.45                8.92
1999      9.33          0.04           0.90              (0.04)           (1.06)                9.17               12.63
1998(1)  10.00          0.04           0.86              (0.04)           (1.53)                9.33                9.15

-----------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO CLASS A
-----------------------------------------------------------------------------------------------------------------------------
2002     $9.47         $0.03         $(1.41)            $(0.03)          $(0.30)               $7.76              (14.61)%
2001      9.41          0.05           0.77              (0.05)           (0.71)                9.47                9.14
2000      9.14          0.01           0.77              (0.01)           (0.50)                9.41                8.61
1999      9.32          0.03           0.87              (0.02)           (1.06)                9.14               12.19
1998(1)  10.00          0.02           0.86              (0.03)           (1.53)                9.32                8.97

-----------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------
2002     $5.91         $0.01         $(0.80)            $(0.01)          $(0.24)               $4.87              (13.37)%
2001     10.26          0.01          (1.10)              --              (3.26)                5.91              (12.22)
2000(2)  10.00           --            0.30              (0.01)           (0.03)               10.26                3.03

-----------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO CLASS A
-----------------------------------------------------------------------------------------------------------------------------
2002    $ 5.87      $   --           $(0.80)          $   --             $(0.24)               $4.83              (13.53)%
2001     10.24          --            (1.11)              --              (3.26)                5.87              (12.49)
2000(2)  10.00         (0.01)          0.29              (0.01)           (0.03)               10.24                2.77




                                                                                                   RATIO OF NET
                                                                             RATIO OF                INVESTMENT
               NET                                    RATIO OF               EXPENSES               INCOME (LOSS)
             ASSETS          RATIO OF              NET INVESTMENT           TO AVERAGE               TO AVERAGE
               END           EXPENSES               INCOME (LOSS)           NET ASSETS               NET ASSETS          PORTFOLIO
            OF PERIOD       TO AVERAGE               TO AVERAGE             (EXCLUDING               (EXCLUDING          TURNOVER
              (000)         NET ASSETS               NET ASSETS              WAIVERS)                 WAIVERS)             RATE
------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002      $50,663               1.11%                    (0.33)%                1.11%                     (0.33)%          112.16%
2001       72,825               1.06                     (0.34)                 1.06                      (0.34)           106.05
2000       65,891               1.06                     (0.19)                 1.06                      (0.19)            82.69
1999       49,497               1.08                      0.10                  1.08                       0.10             70.60
1998       36,240               1.07                      0.03                  1.07                       0.03            131.54

------------------------------------------------------------------------------------------------------------------------------------
GROWTH PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002      $ 7,978               1.36%                    (0.58)%                1.36%                     (0.58)%          112.16%
2001       11,943               1.31                     (0.60)                 1.31                      (0.60)           106.05
2000        9,835               1.31                     (0.52)                 1.31                      (0.52)            82.69
1999        1,540               1.33                     (0.21)                 1.33                      (0.21)            70.60
1998          307               1.32                     (0.21)                 1.32                      (0.21)           131.54

------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002      $74,944               1.07%                     0.56%                 1.08%                      0.55%           106.05%
2001       87,338               1.06                      0.76                  1.06                       0.76            152.24
2000       59,091               1.09                      0.36                  1.09                       0.36            102.11
1999       46,484               1.10                      0.44                  1.17                       0.37            172.09
1998(1)    30,922               1.10                      0.72                  1.28                       0.54             90.97

------------------------------------------------------------------------------------------------------------------------------------
VALUE PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002       $7,948               1.32%                     0.32%                 1.34%                      0.30%           106.05%
2001        8,461               1.31                      0.52                  1.31                       0.52            152.24
2000        7,138               1.34                      0.10                  1.34                       0.10            102.11
1999        1,100               1.35                      0.20                  1.42                       0.13            172.09
1998(1)        51               1.35                      0.31                  1.53                       0.13             90.97

------------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002      $16,188               1.10%                     0.13%                 1.19%                      0.04%            22.44%
2001       24,640               1.07                     (0.05)                 1.14                      (0.12)            28.80
2000(2)    40,305               1.10                      0.03                  1.21                      (0.08)            32.30

------------------------------------------------------------------------------------------------------------------------------------
TAX-MANAGED EQUITY PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002         $445               1.35%                    (0.12)%                1.44%                     (0.21)%           22.44%
2001          614               1.32                     (0.25)                 1.39                      (0.32)            28.80
2000(2)       339               1.35                     (0.34)                 1.49                      (0.48)            32.30

[LOGO] PROSPECTUS
40


FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIODS ENDED JANUARY 31,




          NET                    NET REALIZED                                                   NET
         ASSET         NET            AND                    DISTRIBUTIONS                     ASSET
         VALUE     INVESTMENT     UNREALIZED              NET             NET                  VALUE
       BEGINNING     INCOME       GAIN (LOSS)         INVESTMENT       REALIZED                 END               TOTAL
       OF PERIOD     (LOSS)     ON INVESTMENTS          INCOME           GAIN                OF PERIOD           RETURN+

-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------
2002    $12.38         $0.05          $1.66             $(0.06)          $(2.15)              $11.88               14.64%
2001      9.54          0.07           3.58              (0.07)           (0.74)               12.38               39.30
2000(3)  10.00          0.03          (0.46)             (0.03)              --                 9.54               (4.33)

-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO CLASS A
-----------------------------------------------------------------------------------------------------------------------------
2002    $12.37         $0.02          $1.66             $(0.03)          $(2.15)              $11.87               14.37%
2001      9.54          0.04           3.58              (0.05)           (0.74)               12.37               38.88
2000(3)  10.00          0.03          (0.47)             (0.02)              --                 9.54               (4.42)

-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------
2002    $ 8.87        $(0.02)        $(2.18)            $(0.01)        $   --                  $6.66              (24.86)%
2001(4)  10.00          --            (1.07)             (0.06)            --                   8.87              (10.68)

-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO CLASS A
-----------------------------------------------------------------------------------------------------------------------------
2002    $ 8.85      $   --           $(2.21)         $    --           $   --                  $6.64              (24.97)%
2001(4)  10.00         (0.03)         (1.06)             (0.06)            --                   8.85              (10.90)

-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO INSTITUTIONAL CLASS
-----------------------------------------------------------------------------------------------------------------------------
2002    $ 9.93         $0.57          $0.10             $(0.57)        $   --                 $10.03                6.88%
2001      9.35          0.58           0.58              (0.58)            --                   9.93               12.81
2000     10.32          0.55          (0.97)             (0.55)            --                   9.35               (4.07)
1999     10.04          0.60           0.29              (0.60)           (0.01)               10.32                8.60
1998      9.83          0.56           0.21              (0.56)            --                  10.04                8.07

-----------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A
-----------------------------------------------------------------------------------------------------------------------------
2002    $ 9.92         $0.54          $0.11             $(0.54)        $   --                 $10.03                6.73%
2001      9.35          0.56           0.56              (0.55)            --                   9.92               12.42
2000     10.31          0.53          (0.96)             (0.53)            --                   9.35               (4.22)
1999     10.04          0.57           0.28              (0.57)           (0.01)               10.31                8.23
1998      9.83          0.53           0.21              (0.53)            --                  10.04                7.78

xxx

                                                                                              RATIO OF NET
                                                                        RATIO OF                INVESTMENT
          NET                                    RATIO OF               EXPENSES               INCOME (LOSS)
        ASSETS          RATIO OF              NET INVESTMENT           TO AVERAGE               TO AVERAGE
          END           EXPENSES               INCOME (LOSS)           NET ASSETS               NET ASSETS          PORTFOLIO
       OF PERIOD       TO AVERAGE               TO AVERAGE             (EXCLUDING               (EXCLUDING          TURNOVER
         (000)         NET ASSETS               NET ASSETS              WAIVERS)                 WAIVERS)             RATE
------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002   $40,235           1.33%                     0.42%                 1.36%                      0.39%                  30.12%
2001    64,896           1.30                      0.65                  1.33                       0.62                   65.13
2000(3) 40,554           1.35                      0.76                  1.55                       0.56                   10.86

------------------------------------------------------------------------------------------------------------------------------------
SMALL CAP VALUE PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002    $7,007           1.59%                     0.13%                 1.62%                      0.10%                  30.12%
2001     5,994           1.55                      0.36                  1.58                       0.33                   65.13
2000(3)  3,305           1.60                      0.72                  1.83                       0.49                   10.86

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002   $39,056           1.50%                    (0.33)%                1.69%                     (0.52)%                120.11%
2001(4) 28,530           1.50                     (0.08)                 1.61                      (0.19)                  69.48

------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002      $701           1.75%                    (0.52)%                1.94%                     (0.71)%                120.11%
2001(4)    478           1.75                     (0.66)                 1.93                      (0.84)                  69.48

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002   $114,908           0.65%                     5.68%                 0.81%                      5.52%                   9.84%
2001    160,510           0.65                      6.07                  0.80                       5.92                   16.25
2000    147,549           0.65                      5.70                  0.80                       5.55                   24.93
1999    148,165           0.65                      5.46                  0.80                       5.31                   76.46
1998    125,936           0.65                      5.66                  0.80                       5.51                   60.78

------------------------------------------------------------------------------------------------------------------------------------
INTERMEDIATE-TERM INCOME PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002    $7,793           0.90%                     5.43%                 1.06%                      5.27%                   9.84%
2001     6,740           0.90                      5.81                  1.05                       5.66                   16.25
2000     6,224           0.90                      5.52                  1.05                       5.37                   24.93
1999     2,175           0.90                      5.15                  1.05                       5.00                   76.46
1998        64           0.90                      5.40                  1.05                       5.25                   60.78

                                                               PROSPECTUS [LOGO]
                                                                              41


FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
FOR THE PERIODS ENDED JANUARY 31,



          NET                    NET REALIZED                                                   NET
         ASSET         NET            AND                    DISTRIBUTIONS                     ASSET
         VALUE     INVESTMENT     UNREALIZED              NET             NET                  VALUE
       BEGINNING     INCOME       GAIN (LOSS)         INVESTMENT       REALIZED                 END               TOTAL
       OF PERIOD     (LOSS)     ON INVESTMENTS          INCOME           GAIN                OF PERIOD           RETURN+

----------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------------------
2002(5) $10.14         $0.44          $0.10             $(0.44)          $(0.05)              $10.19                5.42%
2001      9.72          0.44           0.44              (0.45)           (0.01)               10.14                9.29
2000     10.33          0.43          (0.61)             (0.43)              --                 9.72               (1.79)
1999     10.24          0.48           0.10              (0.48)           (0.01)               10.33                5.40
1998(1)  10.00          0.27           0.26              (0.27)           (0.02)               10.24                5.35

----------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO CLASS A
----------------------------------------------------------------------------------------------------------------------------
2002(5) $10.15         $0.41          $0.10             $(0.41)          $(0.05)              $10.20                5.15%
2001      9.72          0.43           0.44              (0.43)           (0.01)               10.15                9.19
2000     10.33          0.40          (0.61)             (0.40)              --                 9.72               (2.03)
1999     10.24          0.46           0.10              (0.46)           (0.01)               10.33                5.17
1998(1)  10.00          0.27           0.26              (0.27)           (0.02)               10.24                5.31

----------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS
----------------------------------------------------------------------------------------------------------------------------
2002     $1.00         $0.03       $   --               $(0.03)        $   --                  $1.00                3.46%
2001      1.00          0.06           --                (0.06)            --                   1.00                6.26
2000      1.00          0.05           --                (0.05)            --                   1.00                5.04
1999      1.00          0.06           --                (0.06)            --                   1.00                5.30
1998      1.00          0.05           --                (0.05)            --                   1.00                5.41

----------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A
----------------------------------------------------------------------------------------------------------------------------
2002     $1.00         $0.03       $   --               $(0.03)        $   --                  $1.00                3.20%
2001      1.00          0.06           --                (0.06)            --                   1.00                6.00
2000      1.00          0.05           --                (0.05)            --                   1.00                4.77
1999      1.00          0.05           --                (0.05)            --                   1.00                5.03
1998      1.00          0.05           --                (0.05)            --                   1.00                5.15



                                                                                               RATIO OF NET
                                                                        RATIO OF                INVESTMENT
          NET                                    RATIO OF               EXPENSES               INCOME (LOSS)
        ASSETS          RATIO OF              NET INVESTMENT           TO AVERAGE               TO AVERAGE
          END           EXPENSES               INCOME (LOSS)           NET ASSETS               NET ASSETS                PORTFOLIO
       OF PERIOD       TO AVERAGE               TO AVERAGE             (EXCLUDING               (EXCLUDING                TURNOVER
         (000)         NET ASSETS               NET ASSETS              WAIVERS)                 WAIVERS)                   RATE

------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002(5)  $74,521         0.65%                     4.33%                 0.84%                      4.14%                   -- %
2001      88,838         0.65                      4.48                  0.82                       4.31                   11.47
2000      89,445         0.65                      4.30                  0.82                       4.13                    2.42
1999      90,115         0.65                      4.32                  0.81                       4.16                    6.55
1998(1)   85,556         0.65                      4.41                  0.82                       4.24                    9.77

------------------------------------------------------------------------------------------------------------------------------------
MICHIGAN TAX FREE BOND PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002(5)    $691          0.90%                     4.08%                 1.09%                      3.89%                   -- %
2001        729          0.90                      4.24                  1.08                       4.06                   11.47
2000        215          0.90                      4.01                  1.07                       3.84                    2.42
1999        229          0.90                      4.07                  1.06                       3.91                    6.55
1998(1)      10          0.90                      4.15                  1.07                       3.98                    9.77

------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO INSTITUTIONAL CLASS
------------------------------------------------------------------------------------------------------------------------------------
2002   $135,776          0.40%                     3.34%                 0.61%                      3.13%                 N/A
2001    115,659          0.40                      6.08                  0.60                       5.88                  N/A
2000    114,349          0.40                      4.91                  0.60                       4.71                  N/A
1999    153,649          0.40                      5.17                  0.60                       4.97                  N/A
1998    127,977          0.40                      5.29                  0.59                       5.10                  N/A

------------------------------------------------------------------------------------------------------------------------------------
PRIME OBLIGATION MONEY MARKET PORTFOLIO CLASS A
------------------------------------------------------------------------------------------------------------------------------------
2002    $15,515          0.65%                     3.04%                 0.86%                      2.83%                 N/A
2001     11,994          0.65                      5.83                  0.85                       5.63                  N/A
2000      8,578          0.65                      4.74                  0.86                       4.53                  N/A
1999      6,525          0.65                      4.92                  0.85                       4.72                  N/A
1998      6,381          0.65                      4.99                  0.84                       4.80                  N/A

    Amounts designated as "--" are either $0 or have been rounded to $0.

+   Total return does not reflect the sales charge on Class A shares. Return is for the period indicated and has not been annualized.

(1) Commenced operations June 23, 1997. All ratios for the period have been annualized.

(2) Commenced operations on April 30, 1999. All ratios for the period have been annualized.

(3) Commenced operations on September 1, 1999. All ratios for the period have been annualized.

(4) Commenced operations on July 10, 2000. Per share amounts were calculated based on average shares outstanding.
    All ratios for the period have been annualized.

(5) See note 2 in the Notes to Financials. (AICPA Audit and Accounting Guide)

                         THE GOLDEN OAK FAMILY OF FUNDS


INVESTMENT ADVISER
CB Capital Management, Inc.
328 S. Saginaw Street
Flint, Michigan 48502


DISTRIBUTOR
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456


LEGAL COUNSEL
Morgan, Lewis & Bockius LLP



More information about the Golden Oak Family of Funds is available without charge through the following:


STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI dated May 31, 2002, includes detailed information about the Golden Oak Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.


ANNUAL AND SEMI-ANNUAL REPORTS
These reports list each Portfolio's holdings and contain information from the Portfolio's managers about strategies, and recent market conditions and trends and their impact on Portfolio performance. The reports also contain detailed financial information about the Portfolios.


TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT,
OR MORE INFORMATION:
BY TELEPHONE:  Call 1-800-545-6331

BY MAIL:  Write to us
          Golden Oak Family of Funds
          c/o The Arbor Fund
          P.O. Box 219749
          Kansas City, Missouri 64121-9749


FROM THE SEC:
You can also obtain the SAI or the Annual and Semi-annual reports, as well as other information about the Golden Oak Family of Funds or The Arbor Fund, from the EDGAR Database on the SEC's website ("HTTP://WWW.SEC.GOV"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 1-202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address:
PUBLICINFO@SEC.GOV. The Arbor Fund's Investment Company Act registration number is 811-7102.



GOK-PS-001-1200

                                   PROSPECTUS

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2002

                      TREASURY SECURITIES MONEY MARKET FUND

                               TRUST CLASS SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 THE ARBOR FUND

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class Shares of the Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
      TREASURY SECURITIES MONEY MARKET FUND...........................2
      PRINCIPAL RISKS OF INVESTING IN THE TREASURY SECURITIES
           MONEY MARKET FUND..........................................2
      PERFORMANCE INFORMATION.........................................2
      FUND FEES AND EXPENSES..........................................3
      MORE INFORMATION ABOUT RISK.....................................4
      MORE INFORMATION ABOUT FUND INVESTMENTS.........................4
      INVESTMENT ADVISER..............................................4
      PORTFOLIO MANAGER...............................................4
      PURCHASING AND SELLING FUND SHARES..............................4
      DIVIDENDS AND DISTRIBUTIONS.....................................6
      TAXES...........................................................6
      FINANCIAL HIGHLIGHTS............................................7
      HOW TO OBTAIN MORE INFORMATION ABOUT THE
           HANCOCK HORIZON FAMILY OF FUNDS............................Back Cover

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Preserve principal value and maintain a
                                        high degree of liquidity while providing current income

INVESTMENT FOCUS                        Money market instruments issued by the
                                        U.S. Treasury

SHARE PRICE VOLATILITY                  As a money market fund, the Fund seeks
                                        to maintain a stable share price of
                                        $1.00

PRINCIPAL INVESTMENT STRATEGY           Invest exclusively in short-term
                                        obligations of the U.S. Treasury and
                                        repurchase agreements involving such
                                        obligations

INVESTOR PROFILE                        Conservative investors who want to
                                        receive current income through a liquid
                                        investment

INVESTMENT STRATEGY OF THE TREASURY SECURITIES MONEY MARKET FUND

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Adviser actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY SECURITIES MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Trust Class Shares for the last year.*

                       2001                          3.36%

                   BEST QUARTER                 WORST QUARTER
                       1.22%                         0.42%
                     (3/31/01)                    (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's performance from 1/1/02 to 3/31/02 was 0.30%

Call 1-888-346-6300 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

TREASURY SECURITIES MONEY MARKET FUND           1 YEAR    SINCE INCEPTION (MAY 31, 2000)
========================================================================================
FUND RETURNS
   TRUST CLASS SHARES                            3.36%           4.35%
IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE     3.42%           4.33%

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Treasury Securities Money Market Fund. iMoneyNet, Inc., formerly IBC Financial Data, is the leading provider of information on money market mutual funds.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                           TRUST CLASS SHARES
-----------------------------------------------------------------------------

Investment Advisory Fees                                          0.40%
Distribution and Service (12b-1) Fees                             None
Other Expenses                                                    0.28%
                                                                 -----
Total Annual Fund Operating Expenses                              0.68%*
Fee Waivers and Expense Reimbursements                           (0.10%)
                                                                 -----
Net Expenses                                                      0.58%

--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR                3 YEARS                5 YEARS              10 YEARS
         $69                   $218                   $379                  $847

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investments and strategies are described in more detail in the Fund's Statement of Additional Information.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2002, the Adviser managed approximately $350 million in assets while the Adviser and Hancock Bank managed approximately $900 million in assets. The Adviser is entitled to receive 0.40% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2002, Horizon Advisers received advisory fees for the Fund as a percentage of daily net assets of 0.31%.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $12,000 per class of the Fund.

PORTFOLIO MANAGER

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Treasury Securities Money Market Fund. He is also responsible for the management of the Strategic Income Bond Fund, which is offered in a separate prospectus. He has more than 16 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Trust Class Shares of the Fund. The Fund offers Trust Class Shares only to financial intermediaries for their own or their customers' accounts.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE (ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify your investment professional or institution in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send your investment professional or institution written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Because the Fund expects to maintain a $1.00 net asset value per share, you should not expect to receive any gain or loss on the sale of your Fund shares. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Trust Class Shares of the Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-346-6300.

Financial Highlights
For a Share Outstanding Throughout the Period
For the Period Ended January 31,

                                       NET
                                     REALIZED
                                       AND
               NET                  UNREALIZED  DISTRIBUTIONS                    NET                 NET
              ASSET       NET         GAINS         FROM       DISTRIBUTIONS    ASSET              ASSETS,     RATIO OF
              VALUE,   INVESTMENT    (LOSSES)       NET           FROM          VALUE,               END       EXPENSES
            BEGINNING    INCOME         ON       INVESTMENT     REALIZED         END      TOTAL   OF PERIOD   TO AVERAGE
            OF PERIOD    (LOSS)    INVESTMENTS     INCOME         GAINS       OF PERIOD  RETURN+    (000)     NET ASSETS
==========================================================================================================================

TREASURY SECURITIES MONEY MARKET FUND (1)
2002         $1.00      $0.03         $  --         $(0.03)       $  --         $1.00     3.00%     $135,514     0.58%
2001          1.00       0.04            --          (0.04)          --          1.00     3.96       172,112     0.58

                                        RATIO OF NET
               RATIO OF      RATIO OF    INVESTMENT
            NET INVESTMENT   EXPENSES   INCOME(LOSS)
                INCOME      TO AVERAGE   TO AVERAGE
                (LOSS)      NET ASSETS   NET ASSETS    PORTFOLIO
              TO AVERAGE    (EXCLUDING   (EXCLUDING    TURNOVER
              NET ASSETS     WAIVERS)     WAIVERS)       RATE
================================================================
TREASURY SECURITIES MONEY MARKET FUND (1)
2002            3.07%          0.68%       2.97%          N/A
2001            5.80           0.71        5.67           N/A

+     Total return is for the period indicated and has not been annualized.

(1) Commenced operations on May 31, 2000. All ratios for the period have been annualized.

                         HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2002, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Fund's manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-346-6300

BY MAIL:  Write to us
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, LA 70808

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                                   PROSPECTUS

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2002

                          TAX EXEMPT MONEY MARKET FUND

                               TRUST CLASS SHARES
                                 CLASS A SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 THE ARBOR FUND

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class Shares and the Class A Shares of the Tax Exempt Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class and Class A Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
      TAX EXEMPT MONEY MARKET FUND .............................      XXX
      PRINCIPAL RISKS OF INVESTING IN THE TAX EXEMPT
           MONEY MARKET FUND ...................................      XXX
      PERFORMANCE INFORMATION ..................................      XXX
      FUND FEES AND EXPENSES ...................................      XXX
      MORE INFORMATION ABOUT RISK ..............................      XXX
      MORE INFORMATION ABOUT FUND INVESTMENTS ..................      XXX
      INVESTMENT ADVISER AND SUB-ADVISER .......................      XXX
      PURCHASING, SELLING AND EXCHANGING FUND SHARES ...........      XXX
      DISTRIBUTION OF FUND SHARES ..............................      XXX
      DIVIDENDS AND DISTRIBUTIONS ..............................      XXX
      TAXESXXX
      HOW TO OBTAIN MORE INFORMATION ABOUT THE
           HANCOCK HORIZON FAMILY OF FUNDS .....................      Back Cover

TAX EXEMPT MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Preserve principal value and maintain a
                                        high degree of liquidity while providing current income exempt from federal income tax

INVESTMENT FOCUS                        U.S. municipal money market securities

SHARE PRICE VOLATILITY                  As a money market fund, the Fund seeks
                                        to maintain a stable share price of
                                        $1.00

PRINCIPAL INVESTMENT STRATEGY           Investing in high quality short-term
                                        U.S. municipal securities that pay
                                        interest exempt from federal income tax

INVESTOR PROFILE                        Conservative taxable investors who want
                                        to receive current income through a
                                        liquid investment exempt from federal
                                        income tax

INVESTMENT STRATEGY OF THE TAX EXEMPT MONEY MARKET FUND

The Fund invests substantially all of its assets (at least 80%) in a broad range of high quality short-term municipal money market securities that pay interest exempt from federal income tax. The issuers of these securities may be state and local governments and agencies located in any of the fifty states, the District of Columbia, Puerto Rico, and other U.S. territories and possessions. The Fund's portfolio will be well diversified among these issuers and will be comprised only of short-term securities that are rated in one of the two highest credit rating categories, or unrated securities determined by the Adviser to be of comparable quality. The Fund intends to invest as much of its assets as possible in securities that are not subject to federal taxes, including the alternative minimum tax, but it can purchase a limited amount of taxable securities. The Fund will maintain an average dollar-weighted portfolio maturity of 90 days or less, and will only buy securities that have a remaining maturity of 397 days or less.

The Adviser has engaged Weiss, Peck & Greer, L.L.C. as sub-adviser (Sub-Adviser) to manage the Fund on a day-to-day basis. The Sub-Adviser's investment selection process seeks to add value through a strategy that takes advantage of the inefficient nature of the municipal securities market rather than attempting to predict interest rate movements. Securities are chosen based on the issuer's financial condition, the financial condition of any person or company which guarantees the credit of the issuer, liquidity and competitive yield. The Fund attempts to avoid purchasing or holding securities that are subject to a decline in credit quality of the issue through careful credit screening, as well as ongoing monitoring of each issuer and any person or company providing credit support.

PRINCIPAL RISKS OF INVESTING IN THE TAX EXEMPT MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A Fund share is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes in the financial condition or credit rating of municipal issuers also may adversely affect the value of the Fund's securities.

Since the Fund may purchase securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

PERFORMANCE INFORMATION

The Fund has not commenced operations and, therefore, did not have performance information at the time this prospectus was printed.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             TRUST CLASS SHARES   CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                           0.50%              0.50%
Distribution and Service (12b-1) Fees              None               None
Other Expenses                                     0.35%              0.60%
Total Annual Fund Operating Expenses               0.85%*             1.10%*
Fee Waivers and Expense Reimbursements            (0.20)%            (0.20)%
Net Expenses                                       0.65%              0.90%
--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses for a period of one year from the date of this prospectus. Other expenses are higher for Class A Shares due to shareholder service fees.

For more information about these fees, see "Investment Adviser and Sub-Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                       1 YEAR                  3 YEARS
TRUST CLASS SHARES                      $66                      $208
CLASS A SHARES                          $92                      $287

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

      MUNICIPAL ISSUER RISK -- There may be economic or political changes that impact the ability of municipal issuers to repay principal and to make interest payments on municipal securities. Changes to the financial condition or credit rating of municipal issuers may also adversely affect the value of the Fund's municipal securities. Constitutional or legislative limits on borrowing by municipal issuers may result in reduced supplies of municipal securities. Moreover, certain municipal securities are backed only by a municipal issuer's ability to levy and collect taxes.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in more detail in the Fund's Statement of Additional Information.

INVESTMENT ADVISER AND SUB-ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

In addition, the Adviser oversees the Sub-Adviser to ensure compliance with the Fund's investment policies and guidelines, and monitors the Sub-Adviser's adherence to its investment style. The Adviser pays the Sub-Adviser out of the Investment Advisory fees it receives (described below).

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2002, the Adviser and Hancock Bank managed approximately $900 million in assets. The Adviser is entitled to receive 0.50% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers.

Weiss, Peck & Greer, L.L.C. (WPG), One New York Plaza, New York, NY 10004, serves as the Sub-Adviser and manages the Fund on a day-to-day basis. WPG was founded in 1970, and engages in investment management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. WPG selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees. As of January 31, 2002, WPG had approximately $18.9 billion in assets under management.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. (H.I.S., Inc.), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $12,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of the Fund's average daily net assets.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange shares of the Fund. Trust Class Shares are for Hancock Bank's trust customers.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest in the Fund at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds will be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE
(ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES - CLASS A SHARES

If your account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange Class A Shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a calendar year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Because the Fund expects to maintain a $1.00 net asset value, you should not expect to realize any gain or loss on the sale of your Fund shares. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute federally tax-exempt income. The Fund may invest a portion of its assets in securities that generate taxable income for federal or state income taxes. Income exempt from federal tax may be subject to state and local taxes. Any capital gains distributed by the Fund may be taxable.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

                         HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2002, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-888-346-6300

BY MAIL: Write to us
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, LA 70808

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                                   PROSPECTUS

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2002

                      TREASURY SECURITIES MONEY MARKET FUND

                        INSTITUTIONAL SWEEP CLASS SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 THE ARBOR FUND

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Institutional Sweep Class Shares of the Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
      TREASURY SECURITIES MONEY MARKET FUND...........................2
      PRINCIPAL RISKS OF INVESTING IN THE TREASURY SECURITIES
           MONEY MARKET FUND..........................................2
      PERFORMANCE INFORMATION.........................................2
      FUND FEES AND EXPENSES..........................................3
      MORE INFORMATION ABOUT RISK.....................................4
      MORE INFORMATION ABOUT FUND INVESTMENTS.........................4
      INVESTMENT ADVISER..............................................4
      PORTFOLIO MANAGER...............................................5
      PURCHASING AND SELLING FUND SHARES..............................5
      DIVIDENDS AND DISTRIBUTIONS.....................................6
      TAXES...........................................................6
      FINANCIAL HIGHLIGHTS............................................7
      HOW TO OBTAIN MORE INFORMATION ABOUT THE
           HANCOCK HORIZON FAMILY OF FUNDS............................Back Cover

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Preserve principal value and maintain a
                                        high degree of liquidity while providing current income

INVESTMENT FOCUS                        Money market instruments issued by the
                                        U.S. Treasury

SHARE PRICE VOLATILITY                  As a money market fund, the Fund seeks
                                        to maintain a stable share price of
                                        $1.00

PRINCIPAL INVESTMENT STRATEGY           Invest exclusively in short-term
                                        obligations of the U.S. Treasury and
                                        repurchase agreements involving such
                                        obligations

INVESTOR PROFILE                        Conservative investors who want to
                                        receive current income through a liquid
                                        investment

INVESTMENT STRATEGY OF THE TREASURY SECURITIES MONEY MARKET FUND

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Adviser actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY SECURITIES MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Institutional Sweep Class Shares for the last year.*

                         2001                          3.10%

                     BEST QUARTER                  WORST QUARTER
                         1.16%                         0.36%
                       (3/31/01)                    (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's performance from 1/1/02 to 3/31/02 was 0.23%.

Call 1-888-346-6300 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

                                                               SINCE INCEPTION
                                                1 YEAR          (MAY 31, 2000)
================================================================================
TREASURY SECURITIES MONEY MARKET FUND RETURN
   INSTITUTIONAL SWEEP CLASS SHARES              3.10%           4.09%
IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE     3.42%           4.33%

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Treasury Securities Money Market Fund. iMoneyNet Inc., formerly IBC Financial Data, is the leading provider of information on money market mutual funds.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                INSTITUTIONAL SWEEP CLASS SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                      0.40%
Distribution and Service (12b-1) Fees                         None
Other Expenses                                                0.53%
                                                             -----
Total Annual Fund Operating Expenses                          0.93%*
Fee Waivers and Expense Reimbursements                       (0.10%)
                                                             -----
Net Expenses                                                  0.83%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

      1 YEAR              3 YEARS              5 YEARS                  10 YEARS
         $95                 $296                 $515                    $1,143

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment manager invests Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investments and strategies are described in more detail in the Fund's Statement of Additional Information.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2002, the the Adviser managed approximately $350 million in assets while the Adviser and Hancock Bank managed approximately $900 million in assets. The Adviser is entitled to receive 0.40% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2002, Horizon Advisers received advisory fees for the Fund as a percentage of daily net assets of 0.31%.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $12,000 per class of each Fund.

SHAREHOLDER SERVICING FEES. To the extent that Institutional Sweep Class Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. (H.I.S., Inc.), those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of the Fund's average daily net assets.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

PORTFOLIO MANAGER

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Treasury Securities Money Market Fund and is also responsible for the management of the Strategic Income Bond Fund, which is offered in a separate prospectus. He has more than 16 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Sweep Class Shares of the Fund. Shares are for investors participating in cash sweep and cash management programs offered through the Hancock Bank Trust & Financial Services Group.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

Hancock Bank may require cash management account customers to maintain minimum banking account levels in order to participate in the cash management account program. The minimum levels are subject to the terms of your cash management account agreement with Hancock Bank. In general, however, if your banking account falls below the minimum amount, your shares in the Fund may be redeemed or you may be charged additional fees.

HOW TO SELL YOUR FUND SHARES

Shareholders may sell shares by following procedures established when they opened their account or accounts. If you have questions, call 1-888-346-6300.

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds will be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE
(ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the minimum level required in your cash management account agreement with Hancock Bank because of redemptions, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

Institutional Sweep Class shareholders automatically will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Because the Fund expects to maintain a $1.00 net asset value per share, you should not expect to receive any gain or loss on the sale of your Fund shares. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about the Institutional Sweep Class Shares of the Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with each Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-346-6300.

Financial Highlights
For a Share Outstanding Throughout the Period
For the Period Ended January 31,

                                       NET
                                     REALIZED
                                       AND
               NET                  UNREALIZED  DISTRIBUTIONS                    NET                 NET
              ASSET       NET         GAINS         FROM       DISTRIBUTIONS    ASSET              ASSETS,     RATIO OF
              VALUE,   INVESTMENT    (LOSSES)       NET           FROM          VALUE,               END       EXPENSES
            BEGINNING    INCOME         ON       INVESTMENT     REALIZED         END      TOTAL   OF PERIOD   TO AVERAGE
            OF PERIOD    (LOSS)    INVESTMENTS     INCOME         GAINS       OF PERIOD  RETURN+    (000)     NET ASSETS
==========================================================================================================================

TREASURY SECURITIES MONEY MARKET FUND (1)
2002         $1.00      $0.03         $  --         $(0.03)       $  --         $1.00     2.74%     $83,702      0.83%
2001          1.00       0.04            --          (0.04)          --          1.00     3.79       42,073      0.83

                                        RATIO OF NET
               RATIO OF      RATIO OF    INVESTMENT
            NET INVESTMENT   EXPENSES   INCOME(LOSS)
                INCOME      TO AVERAGE   TO AVERAGE
                (LOSS)      NET ASSETS   NET ASSETS    PORTFOLIO
              TO AVERAGE    (EXCLUDING   (EXCLUDING    TURNOVER
              NET ASSETS     WAIVERS)     WAIVERS)       RATE
================================================================

TREASURY SECURITIES MONEY MARKET FUND (1)
2002            2.35%          0.93%       2.25%          N/A
2001            5.55           0.96        5.42           N/A

+     Total return is for the period indicated and has not been annualized.

(1) Commenced operations on May 31, 2000. All ratios for the period have been annualized.

                         HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2002, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-346-6300

BY MAIL:  Write to us
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, LA 70808

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                         HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS
                                  MAY 31, 2002

                           STRATEGIC INCOME BOND FUND
                                   VALUE FUND
                                   GROWTH FUND
                                 BURKENROAD FUND

                     TRUST CLASS, CLASS A AND CLASS C SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 THE ARBOR FUND

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Trust Class, Class A and Class C Shares of the Strategic Income Bond Fund, the Value Fund and the Growth Fund and Class A Shares of the Burkenroad Fund that you should know before investing. Please read this prospectus and keep it for future reference.

Trust Class, Class A and Class C Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOLLOWING, THERE IS SOME GENERAL INFORMATION YOU SHOULD KNOW ABOUT RISK AND RETURN THAT IS COMMON TO EACH OF THE FUNDS. FOR MORE DETAILED INFORMATION ABOUT EACH FUND, PLEASE SEE:

                                                                      PAGE
      STRATEGIC INCOME BOND FUND ...................................  2
      VALUE FUND ...................................................  5
      GROWTH FUND ..................................................  8
      BURKENROAD FUND ..............................................  10
      MORE INFORMATION ABOUT RISK ..................................  13
      MORE INFORMATION ABOUT FUND INVESTMENTS ......................  13
      INVESTMENT ADVISER ...........................................  14
      PORTFOLIO MANAGERS ...........................................  14
      PURCHASING, SELLING AND EXCHANGING FUND SHARES ...............  15
      DISTRIBUTION OF FUND SHARES ..................................  19
      DIVIDENDS AND DISTRIBUTIONS ..................................  19
      TAXES ........................................................  19
      FINANCIAL HIGHLIGHTS .........................................  20
      HOW TO OBTAIN MORE INFORMATION ABOUT THE
           HANCOCK HORIZON FAMILY OF FUNDS .........................  Back Cover

RISK/RETURN INFORMATION COMMON TO THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

STRATEGIC INCOME BOND FUND

FUND SUMMARY

INVESTMENT GOAL                         Total return through current income and
                                        capital appreciation, consistent with
                                        the preservation of capital

INVESTMENT FOCUS                        Fixed income securities issued by the
                                        U.S. Treasury, U.S. government agencies
                                        and U.S. corporations

SHARE PRICE VOLATILITY                  Low

PRINCIPAL INVESTMENT STRATEGY           Investing in a mix of U.S. Treasury
                                        securities, U.S. government agency
                                        securities, mortgage-backed securities
                                        and investment grade corporate debt to
                                        attempt to maximize return while
                                        limiting risk

INVESTOR PROFILE                        Conservative investors who want current
                                        income, low risk to principal, and a
                                        total return commensurate with fixed
                                        income investing

INVESTMENT STRATEGY OF THE STRATEGIC INCOME BOND FUND

The Fund primarily invests (at least 80% of its assets) in (i) fixed income obligations issued by the U.S. Treasury and U.S. government agencies; (ii) mortgage-backed securities and (iii) investment grade U.S. corporate debt. In selecting investments for the Fund, the Adviser analyzes current market conditions and anticipated changes in bond prices to attempt to invest more of the Fund's assets in the type of security the Adviser expects to offer the best balance between income, the potential for appreciation and stability of principal. The Adviser actively manages the maturity of the Fund and, under normal circumstances, the Fund's dollar-weighted average maturity will be between five and fifteen years. The Adviser may vary this average maturity in anticipation of a change in the interest rate environment. There is no restriction on the maturity of a single security. Securities will be considered for sale in the event of or in anticipation of a credit downgrade; in order to change the average weighted maturity of the Fund; reallocate the Fund's investments among the above types of fixed income securities; or, to realize an aberration in a security's market valuation.

PRINCIPAL RISKS OF INVESTING IN THE STRATEGIC INCOME BOND FUND

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

The Fund is also subject to the risk that its investment approach, which focuses on U.S. government and corporate fixed income securities, may perform differently from other mutual funds which focus on different fixed income market segments or other asset classes.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Trust Class Shares for the last year.*

                          2001                    7.43%

                      BEST QUARTER            WORST QUARTER
                          3.87%                   0.40%
                        (9/30/01)              (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's performance from 1/1/02 to 3/31/02 was 0.04%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                                 SINCE INCEPTION
STRATEGIC INCOME BOND FUND                                              1 YEAR    (MAY 31, 2000)
------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                                                    7.43%         9.34%
   CLASS A SHARES                                                        2.88%         6.29%
   CLASS C SHARES                                                        6.61%         8.45%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   TRUST CLASS SHARES                                                    4.63%         6.60%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
   TRUST CLASS SHARES                                                    4.57%         6.14%
LEHMAN INTERMEDIATE GOVERNMENT/CREDIT INDEX
(REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                     8.98%        11.20%

SIMPLY SPEAKING...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                            TRUST CLASS SHARES  CLASS A SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)*                            None             4.00%            None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                            None             None             None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and other Distributions
   (as a percentage of offering price)                             None             None             None
Redemption Fee (as a percentage of amount redeemed, if
   applicable)**                                                   None             None             1.00%
Exchange Fee                                                       None             None             None

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This redemption fee is only applicable to shares sold within one year of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                             TRUST CLASS SHARES          CLASS A SHARES         CLASS C SHARES
-------------------------------------------------------------------------------------------------


Investment Advisory Fees                           0.60%                      0.60%                  0.60%
Distribution and Service (12b-1) Fees              None                       None                   0.75%
Other Expenses                                     0.28%                      0.53%                  0.53%
Total Annual Fund Operating Expenses               0.88%*                     1.13%*                 1.88%*
Fee Waivers and Expense Reimbursements            (0.13%)                    (0.13%)                (0.13%)
Net Expenses                                       0.75%                      1.00%                  1.75%


--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus. Other Expenses are higher for Class A and Class C Shares due to shareholder service fees.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
TRUST CLASS SHARES                 $ 90         $281        $  488        $1,084
CLASS A SHARES                     $511         $745        $  997        $1,720
CLASS C SHARES                     $291*        $591        $1,016        $2,201

* This amount reflects the cost of investing in Class C Shares of the Fund if you sell your shares at the end of one year. If you do not sell your shares at the end of one year, the cost of investing in Class C Shares of the Fund would be $191.

VALUE FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation with a
                                        secondary goal of current income

INVESTMENT FOCUS                        Medium to large capitalization U.S.
                                        common stocks

SHARE PRICE VOLATILITY                  Medium

PRINCIPAL INVESTMENT STRATEGY           Investing in common stocks which the
                                        Adviser believes to be "undervalued"
                                        based on its fundamental analysis

INVESTOR PROFILE                        Investors who seek long-term capital
                                        appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE VALUE FUND

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in U.S. common stocks of companies with medium to large capitalizations (in excess of $1 billion). The Fund invests in "undervalued" companies the Adviser believes are of sound financial quality and are actively traded in the market. While capital appreciation is the primary purpose for investing in a company, the Fund will emphasize companies that pay current dividends. The Adviser employs a strictly quantitative method of analysis in its investment decision making. These measurable quantitative factors include relative price to earnings ratio, cash flow, increasing growth measured by a company's profitability, earnings surprise, estimate revision, and book value of a company relative to its stock price. The Adviser attempts to keep a sector weighting similar to that of its primary benchmark, the Russell 1000 Value Index. The Adviser also considers the sector weighting of peer funds in the Lipper Multi Cap Value Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE VALUE FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on medium to large capitalization value stocks, may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Trust Class Shares for the last year.*

                   2001                           -2.94%

               BEST QUARTER                    WORST QUARTER
                   8.23%                          -9.84%
                (12/31/01)                       (9/30/01)

* The performance information shown above is based on a calendar year. The Fund's performance from 1/1/02 to 3/31/02 was 8.27%.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE RUSSELL 1000 VALUE INDEX AND THE LIPPER MULTI CAP VALUE FUNDS AVERAGE.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only the Trust Class Shares. After-tax returns for other classes will vary.

                                                                                                           SINCE INCEPTION
VALUE FUND                                                                                      1 YEAR      (MAY 31, 2000)
-------------------------------------------------------------------------------------------------
FUND RETURNS BEFORE TAXES
   TRUST CLASS SHARES                                                                           -2.94%           5.29%
   CLASS A SHARES                                                                               -8.27%           1.49%
   CLASS C SHARES                                                                               -3.77%           4.33%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS
   TRUST CLASS SHARES                                                                           -3.21%           5.05%
FUND RETURNS AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES
   TRUST CLASS SHARES                                                                           -1.79%           4.12%
RUSSELL 1000 VALUE INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES, OR TAXES)                   -5.59%           0.43%
LIPPER MULTI CAP VALUE FUNDS AVERAGE (REFLECTS NO DEDUCTION FOR SALES CHARGES OR TAXES)         -1.78%           2.77%

SIMPLY SPEAKING ...

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Russell 1000 Value Index is a widely-recognized index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The Lipper Multi Cap Value Funds Classification is a composite of mutual funds with investment goals similar to the Value Portfolio. The Lipper Multi Cap Value Funds Average is an average of the total return of the mutual funds tracked by the Lipper Multi Cap Value Funds Classification.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                          TRUST CLASS SHARES  CLASS A SHARES  CLASS C SHARES
----------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)*                                          None              5.25%           None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                          None              None            None
Maximum Sales Charge (Load) Imposed on Reinvested
   Dividends and other Distributions
   (as a percentage of offering price)                                           None              None            None
Redemption Fee (as a percentage of amount redeemed, if applicable)**             None              None            1.00%
Exchange Fee                                                                     None              None            None

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This redemption fee is only applicable to shares sold within one year of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                           TRUST CLASS SHARES     CLASS A SHARES      CLASS C SHARES
-------------------------------------------------------------------------------------------------

Investment Advisory Fees                         0.80%                 0.80%               0.80%
Distribution and Service (12b-1) Fees             None                 None                0.75%
Other Expenses                                   0.27%                 0.52%               0.52%
                                                -----                 -----               -----
Total Annual Fund Operating Expenses             1.07%*                1.32%*              2.07%*
Fee Waivers and Expense Reimbursements          (0.07%)               (0.07%)             (0.07%)
                                                -----                 -----               -----
Net Expenses                                     1.00%                 1.25%               2.00%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus. Other Expenses are higher for Class A and Class C Shares due to shareholder service fees.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
TRUST CLASS SHARES                 $109         $340        $  590        $1,306
CLASS A SHARES                     $652         $921        $1,210        $2,032
CLASS C SHARES                     $310*        $649        $1,114        $2,400

* This amount reflects the cost of investing in Class C Shares of the Fund if you sell your shares at the end of one year. If you do not sell your shares at the end of one year, the cost of investing in Class C Shares of the Fund would be $210.

GROWTH FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Medium to large capitalization U.S.
                                        common stocks

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in common stocks which the
                                        Adviser believes have above average
                                        growth potential based on its
                                        fundamental analysis

INVESTOR PROFILE                        Investors who seek long-term capital
                                        appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE GROWTH FUND

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in U.S. common stocks of companies with medium to large market capitalizations (in excess of $1 billion) whose sales and earnings are expected to grow at an above average rate. The Adviser employs a strictly quantitative method of analysis in its investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth measured by a company's return on equity, and relative price-to-earnings ratio and cash flow. The Adviser attempts to keep a sector weighting similar to that of its primary benchmark, the Russell 1000 Growth Index. The Adviser also considers the sector weighting of peer funds in the Lipper Multi Cap Growth Funds Classification. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated target price, there is a fundamental change in the company's prospects or better investment opportunities become available.

PRINCIPAL RISKS OF INVESTING IN THE GROWTH FUND

Since it purchases common stocks, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on medium to large capitalization growth stocks, may underperform other segments of the equity market or the equity markets as a whole.

PERFORMANCE INFORMATION

The Fund commenced operations on January 31, 2001, and therefore, does not have a full calendar year of performance.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                           TRUST CLASS SHARES   CLASS A SHARES    CLASS C SHARES
--------------------------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)*                                           None               5.25%             None
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                           None               None              None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other
   Distributions (as a percentage of offering price)                              None               None              None
Redemption Fee (as a percentage of amount redeemed, if applicable)**              None               None              1.00%
Exchange Fee                                                                      None               None              None

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

** This redemption fee is only applicable to shares sold within one year of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                            TRUST CLASS SHARES     CLASS A SHARES    CLASS C SHARES
-------------------------------------------------------------------------------------------------

Investment Advisory Fees                          0.80%                0.80%             0.80%
Distribution and Service (12b-1) Fees             None                 None              0.75%
Other Expenses                                    0.37%                0.62%             0.62%
Total Annual Fund Operating Expenses              1.17%*               1.42%*            2.17%*

--------------------------------------------------------------------------------
* The Fund's total actual annual operating expenses may be less than the amount shown because the Adviser has voluntarily agreed to waive a portion of the fees in order to keep total operating expenses at a specified level. These fee waivers remain in place as of the date of this prospectus, but the Adviser may discontinue all or part of these waivers at any time. With these fee waivers, the Funds actual total operating expenses would have been as follows:

Growth Fund - Trust Class Shares                         1.00%
Growth Fund - Class A Shares                             1.25%
Growth Fund - Class C Shares                             2.00%

For the fiscal year ended January 31, 2001, the Adviser contractually agreed to waive a portion of its fees, but the contractual fee waiver agreement for the Fund expired as of the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

                                 1 YEAR      3 YEARS       5 YEARS      10 YEARS
TRUST CLASS SHARES                $119         $372        $  644        $1,420
CLASS A SHARES                    $662         $951        $1,261        $2,138
CLASS C SHARES                    $320*        $679        $1,164        $2,503

* This amount reflects the cost of investing in Class C Shares of the Fund if you sell your shares at the end of one year. If you do not sell your shares at the end of one year, the cost of investing in Class C Shares of the Fund would be $220.

BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Small capitalization common stocks and
                                        other equity securities of companies
                                        located or doing business in Alabama,
                                        Florida, Georgia, Louisiana, Mississippi and Texas

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in common stocks which the
                                        Adviser believes have above average
                                        growth potential based on its
                                        fundamental analysis

INVESTOR PROFILE                        Aggressive investors who seek long-term
                                        capital appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE BURKENROAD FUND

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in common stocks and other equity securities of companies with small capitalizations (less than $1 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

BURKENROAD REPORTS

Burkenroad Reports are produced by a select group of students at Tulane University's A.B. Freeman School of Business and are designed to provide objective investment research on publicly held companies located in the Deep South. Burkenroad Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

Horizon Advisers, the investment adviser to the Burkenroad Fund, independently verifies the information contained within the Reports and considers but does not rely exclusively on the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. Horizon Advisers is not affiliated with Tulane University or the A.B. Freeman School of Business. Neither the A.B. Freeman School of Business nor the faculty or students of Tulane University have any involvement with the investment decisions of Horizon Advisers or responsibility for the management of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE BURKENROAD FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be affected negatively by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity markets as a whole.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia, and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

PERFORMANCE INFORMATION

The Fund commenced operations on December 31, 2001, and therefore, does not have a full calendar year of performance.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                      CLASS A SHARES
----------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)*                                                    5.25%
Maximum Deferred Sales Charge (Load)
   (as a percentage of net asset value)                                                    None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions
   (as a percentage of offering price)                                                     None
Redemption Fee (as a percentage of amount redeemed, if applicable)                         None
Exchange Fee                                                                               None

* This sales charge varies depending upon how much you invest. See "Purchasing Fund Shares."

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  CLASS A SHARES
--------------------------------------------------------------------------------
Investment Advisory Fees                                               0.95%
Distribution and Service (12b-1) Fees                                  None
Other Expenses                                                         1.72%
Total Annual Fund Operating Expenses                                   2.67%*
Fee Waivers and Expense Reimbursements                                (1.27)%
Net Expenses                                                           1.40%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus. Other Expenses includes shareholder service fees.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class A Shares of the Fund would be:

                                                1 YEAR                   3 YEARS
CLASS A SHARES                                    $781                    $1,311

MORE INFORMATION ABOUT RISK

EQUITY RISK

Value Fund
Growth Fund
Burkenroad Fund

Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

FIXED INCOME RISK

Strategic Income Bond Fund

The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to the following additional risks:

      CALL RISK -- During periods of falling interest rates, certain debt obligations with high interest rates may be prepaid (or "called") by the issuer prior to maturity. This may cause a Fund's average weighted maturity to fluctuate, and may require a Fund to invest the resulting proceeds at lower interest rates.

      CREDIT RISK -- The possibility that an issuer will be unable to make timely payments of either principal or interest.

      MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. They are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average maturity of a portfolio of mortgage-backed securities and, therefore, to assess the volatility risk of that portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with a Fund's objectives. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains or higher income. Of course, we cannot guarantee that any Fund will achieve its investment goal.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program.

The Board of Trustees of the Funds supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Funds. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2002, the the Adviser managed approximately $350 million in assets while the Adviser and Hancock Bank managed approximately $900 million in assets. The Adviser is entitled to receive 0.60% of the Strategic Income Bond Fund's, 0.80% of the Value Fund's, 0.80% of the Growth Fund's and 0.95% of the Burkenroad Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2002, Horizon Advisers received advisory fees as a percentage of daily net assets of:

      STRATEGIC INCOME BOND FUND             0.47%
      VALUE FUND                             0.73%
      GROWTH FUND                            0.63%
      BURKENROAD FUND                        0.00%

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Funds. Hancock Bank may also receive compensation for acting as the Funds' investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Funds, and for such services is paid an annual fee payable from the Funds' assets of .03% of each Fund's average daily net assets.

COMMISSIONS, DISTRIBUTION AND SERVICING (12B-1) FEES. Brokerage firms affiliated with Hancock Bank, including Hancock Investment Services, Inc. (H.I.S., Inc.), acting as dealer in connection with the sale of Class A Shares of the Funds, will be entitled to receive a commission of up to the entire amount of the sales charge. In addition, to the extent that Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Funds' assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Funds. For providing these services, Hancock Bank is paid an annual fee payable from the Funds' assets of $12,000 per class of each Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A or Class C Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholding servicing fees, payable from the Funds' assets, of up to .25% of average daily net assets attributable to Class A and Class C Shares.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank. He has more than 32 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Portwood served in a similar capacity for First Commerce Corporation.

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Strategic Income Bond Fund. He is also responsible for the management of the Treasury Securities Money Market Fund, which is offered in a separate prospectus. He has more than 16 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.

David Lundgren Jr., CFA, serves as Director of Equities and Research for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and is responsible for managing the Value Fund, Growth Fund and Burkenroad Fund. He has more than 12 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange Trust Class, Class A and Class C Shares of the Funds.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and Hancock Bank are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

A Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of a Fund or its shareholders and could adversely affect a Fund or its operations. This includes those from any individual or group who, in the Funds' view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Funds within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after a Fund receives your purchase order plus, in the case of Class A Shares, the applicable front-end sales charge.

Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the New York Stock Exchange (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or a Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in either Fund at least:

CLASS                                                              DOLLAR AMOUNT
Class A Shares                                                        $1,000
Class C Shares                                                        $1,000

Your subsequent investments in any Fund must be made in amounts of at least
$500.

The Funds offer Trust Class Shares only to financial intermediaries for their own or their customers' accounts.

A Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN
(CLASS A AND CLASS C SHARES ONLY)

If you have a checking or savings account with a bank, you may purchase Class A and Class C Shares automatically through regular deductions from your account in amounts of at least $100 per month.

SALES CHARGES

FRONT-END SALES CHARGES -- CLASS A SHARES

The offering price of Class A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales load.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                       YOUR SALES CHARGE AS    YOUR SALES CHARGE AS
                                                                          A PERCENTAGE OF      A PERCENTAGE OF YOUR
FUND                            IF YOUR INVESTMENT IS:                    OFFERING PRICE          NET INVESTMENT
===================================================================================================================
STRATEGIC INCOME BOND FUND      LESS THAN $50,000                              4.00%                  4.17%
                                $50,000 BUT LESS THAN $100,000                 3.25%                  3.36%
                                $100,000 BUT LESS THAN $250,000                2.50%                  2.56%
                                $250,000 BUT LESS THAN $500,000                1.75%                  1.78%
                                $500,000 BUT LESS THAN $1,000,000              1.50%                  1.52%
                                $1,000,000 AND OVER                            0.00%                  0.00%
-------------------------------------------------------------------------------------------------------------------
VALUE FUND                      LESS THAN $50,000                              5.25%                  5.54%
GROWTH FUND                     $50,000 BUT LESS THAN $100,000                 4.50%                  4.71%
BURKENROAD FUND                 $100,000 BUT LESS THAN $250,000                3.50%                  3.63%
                                $250,000 BUT LESS THAN $500,000                2.50%                  2.56%
                                $500,000 BUT LESS THAN $1,000,000              2.00%                  2.04%
                                $1,000,000 AND OVER                            0.00%                  0.00%
-------------------------------------------------------------------------------------------------------------------

WAIVER OF FRONT-END SALES CHARGE -- CLASS A SHARES

The front-end sales charge will be waived on Class A Shares purchased:

o     through reinvestment of dividends and distributions;

o     through a Hancock Investment Services asset allocation account;

o by persons repurchasing shares they redeemed within the last 30 days (see Repurchase of Class A Shares);

o by investors who purchase shares with redemption proceeds (but only to the extent of such redemption proceeds) from another investment company within 30 days of such redemption, provided that, the investors paid a front-end sales charge on the original shares redeemed;

o by directors and employees of Hancock Bank and its affiliates, and two generations of their respective ascendants, descendants, siblings and spouses;

o     by Trustees and officers of The Arbor Fund;

o through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF CLASS A SHARES

You may repurchase any amount of Class A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of Class A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 30 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 30 days of your redemption. In addition, you must notify your investment professional or institution when you send in your purchase order that you are repurchasing shares. Consult your tax advisor regarding special rules that may apply if you recognize a loss on your original redemption.

REDUCED SALES CHARGES -- CLASS A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the Class A Shares you already own to the amount that you are currently purchasing. The Fund will combine the value of your current purchases with the current value of any Class A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or
(iv) your minor children's trust or custodial accounts. A Trust purchasing shares for the same Trust account, trust or estate may also use this right of accumulation. The Fund will only consider the value of Class A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Fund with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase Class A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase Class A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Fund will only consider the value of Class A Shares sold subject to a sales charge. As a result, shares of the Class A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Fund a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Funds to hold in escrow 5.0% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Funds' transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Funds will combine same day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

GENERAL INFORMATION ABOUT SALES CHARGES

Your securities dealer is paid a commission when you buy your shares and is paid a servicing fee as long as you hold your shares. Your securities dealer or servicing agent may receive different levels of compensation depending on which Class of shares you buy.

From time to time, some financial institutions, including brokerage firms affiliated with the Adviser, may be reallowed up to the entire sales charge. Firms that receive a reallowance of the entire sales charge may be considered underwriters for the purpose of federal securities law.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares or wish to close your account or send your sale proceeds to a third-party, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the next NAV determined after the Fund receives your request.

REDEMPTION FEE

The Funds charge a 1.00% redemption fee on redemptions of Class C Shares if sold within one year of their purchase. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors.

SYSTEMATIC WITHDRAWAL PLAN
(CLASS A AND CLASS C SHARES ONLY)

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE (ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                                                              DOLLAR AMOUNT

Class A Shares                                                        $1,000

Class C Shares                                                        $1,000

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TRUST CLASS SHARES

You may exchange Trust Class Shares of any Hancock Horizon Fund for Trust Class Shares of any other Hancock Horizon Fund.

CLASS A SHARES

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

CLASS C SHARES

You may exchange Class C Shares of any Hancock Horizon Fund for Class C Shares of any other Hancock Horizon Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows Class C Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class C Shares, as a percentage of average daily net assets are 0.75%.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares and distributes its net investment income as follows:

Strategic Income Bond Fund                   Monthly
Value Fund                                   Quarterly
Growth Fund                                  Annually
Burkenroad Fund                              Annually

Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from a Fund may be taxable whether or not you reinvest them.

Each sale or exchange of Fund shares may be a taxable event. For tax purposes, an exchange of a Fund's shares for shares of another Fund is the same as a sale. The gain or loss on the sale or exchange of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Strategic Income Bond Fund intends to distribute primarily ordinary income. A portion of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Trust Class Shares, Class A Shares and Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund and Class A Shares of the Burkenroad Fund. This information is intended to help you understand the Funds' financial performance for the past five years, or, if shorter, the period of the Funds' operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with the Funds' financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-346-6300.

For a Share Outstanding Throughout the Period
For the Period Ended January 31,


                                                   NET
                                                 REALIZED
                                                   AND
                           NET                  UNREALIZED                                               NET      NET
                          ASSET       NET         GAINS      DISTRIBUTIONS              DISTRIBUTIONS   ASSET    ASSETS,
                          VALUE,   INVESTMENT    (LOSSES)       FROM                       FROM NET     VALUE,    END
                        BEGINNING    INCOME         ON       INVESTMENT     REALIZED         END        TOTAL   OF PERIOD
                        OF PERIOD    (LOSS)    INVESTMENTS     INCOME         GAINS       OF PERIOD    RETURN+    (000)
-------------------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND (1)
TRUST CLASS SHARES
2002                     $ 15.64    $  0.84      $  0.16      $ (0.84)      $ (0.24)        $ 15.56     6.59%    $46,195
2001                       15.00       0.61         0.65        (0.61)        (0.01)          15.64     8.56      42,451
CLASS A SHARES
2002                     $ 15.64    $  0.80      $  0.16      $ (0.81)      $ (0.24)        $ 15.55     6.34%    $   504
2001                       15.00       0.57         0.67        (0.59)        (0.01)          15.64     8.38          72
CLASS C SHARES
2002                     $ 15.63    $  0.73      $  0.15      $ (0.69)      $ (0.24)        $ 15.58     5.76%    $     1
2001                       15.00       0.54         0.62        (0.52)        (0.01)          15.63     7.92           1
VALUE FUND(1)
TRUST CLASS SHARES
2002                     $ 16.50    $  0.12      $ (0.20)     $ (0.11)      $    --         $ 16.31    (0.37)%   $35,883
2001                       15.00       0.03         1.50        (0.03)           --           16.50    10.11      30,359
CLASS A SHARES
2002                     $ 16.47    $  0.10      $ (0.20)     $ (0.08)      $    --         $ 16.29    (0.60)%   $   307
2001++                     15.00      (0.01)        1.50        (0.02)           --           16.47     9.90          84
CLASS C SHARES
2002                     $ 16.42    $ (0.02)     $ (0.19)     $    --       $    --         $ 16.21    (1.21)%   $     1
2001++                     15.00      (0.07)        1.49           --            --           16.42     9.40           1
GROWTH FUND (2)
TRUST CLASS SHARES
2002                     $ 15.00    $ (0.04)     $ (1.65)     $    --       $    --         $ 13.31   (11.24)%   $15,605
2001                       15.00         --           --           --            --           15.00       --       4,000
CLASS A SHARES
2002                     $ 15.00    $ (0.01)     $ (1.68)     $    --       $    --         $ 13.31   (11.40)%   $   135
2001                       15.00         --           --           --            --           15.00       --           1
CLASS C SHARES
2002                     $ 15.00    $ (0.17)     $ (1.63)     $    --       $    --         $ 13.20   (12.00)%   $     1
2001                       15.00         --           --           --            --           15.00       --           1
BURKENROAD FUND(3)
CLASS A SHARES
2002                     $ 15.00    $ (0.01)     $  0.06      $    --       $    --         $ 15.05     0.33%    $   521

                                                                RATIO OF NET
                                       RATIO OF      RATIO OF    INVESTMENT
                                    NET INVESTMENT   EXPENSES   INCOME(LOSS)
                         RATIO OF       INCOME      TO AVERAGE   TO AVERAGE
                         EXPENSES       (LOSS)      NET ASSETS   NET ASSETS   PORTFOLIO
                        TO AVERAGE    TO AVERAGE    (EXCLUDING   (EXCLUDING   TURNOVER
                        NET ASSETS    NET ASSETS     WAIVERS)     WAIVERS)      RATE
---------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND (1)
TRUST CLASS SHARES
2002                       0.75%         5.37%         0.88%         5.24%       70%
2001                       0.75          6.07          0.94          5.88        37
CLASS A SHARES
2002                       1.00%         5.00%         1.13%         4.87%       70%
2001                       1.00          5.73          1.19          5.54        37
CLASS C SHARES
2002                       1.75%         4.70%         1.88%         4.57%       70%
2001                       1.75          5.29          2.12          4.81        37
VALUE FUND(1)
TRUST CLASS SHARES
2002                       1.00%         0.77%         1.07%         0.70%       81%
2001                       1.00          0.25          1.19          0.06        54
CLASS A SHARES
2002                       1.25%         0.55%         1.32%         0.48%       81%
2001++                     1.25         (0.16)         1.43         (0.34)       54
CLASS C SHARES
2002                       2.00%        (0.08)%        2.07%        (0.15)%      81%
2001++                     2.00         (0.67)         2.18         (1.01)       54
GROWTH FUND (2)
TRUST CLASS SHARES
2002                       1.00%        (0.53)%        1.17%        (0.70)%      73%
2001                          *             *             *             *        --
CLASS A SHARES
2002                       1.25%        (0.84)%        1.42%        (1.01)%      73%
2001                          *             *             *             *        --
CLASS C SHARES
2002                       2.00%        (1.58)%        2.17%        (1.75)%      73%
2001                          *             *             *             *        --
BURKENROAD FUND(3)
CLASS A SHARES
2002                       1.40%        (0.89)%        2.64%        (2.13)%       8%

* This shareholder data is not being disclosed because the data is not believed to be meaningful due to the short operational history.

+ Total return is for the period indicated and has not been annualized. Total return excludes sales charge.

++    Per share data calculated using average shares method.

(1) Commenced operation on May 31, 2000. All ratios for the period have been annualized.

(2)   Commenced operations on January 31, 2001.

(3)   Commenced operations on December 31, 2001.

Amounts designated as "-" are either $0 or have been rounded to $0.

                         HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about each Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2002, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-888-346-6300

BY MAIL: Write to us
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, LA 70808

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                                   PROSPECTUS

                         HANCOCK HORIZON FAMILY OF FUNDS

                                  MAY 31, 2002

                      TREASURY SECURITIES MONEY MARKET FUND

                                 CLASS A SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                 THE ARBOR FUND

                              ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class A Shares of the Treasury Securities Money Market Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
      TREASURY SECURITIES MONEY MARKET FUND...........................2
      PRINCIPAL RISKS OF INVESTING IN THE TREASURY SECURITIES
           MONEY MARKET FUND..........................................2
      PERFORMANCE INFORMATION.........................................2
      FUND FEES AND EXPENSES..........................................3
      MORE INFORMATION ABOUT RISK.....................................4
      MORE INFORMATION ABOUT FUND INVESTMENTS.........................4
      INVESTMENT ADVISER..............................................4
      PORTFOLIO MANAGER...............................................5
      PURCHASING AND SELLING FUND SHARES..............................5
      DISTRIBUTION OF FUND SHARES.....................................6
      DIVIDENDS AND DISTRIBUTIONS.....................................6
      TAXES...........................................................7
      FINANCIAL HIGHLIGHTS............................................8
      HOW TO OBTAIN MORE INFORMATION ABOUT THE
           HANCOCK HORIZON FAMILY OF FUNDS............................Back Cover

TREASURY SECURITIES MONEY MARKET FUND

FUND SUMMARY

INVESTMENT GOAL                         Preserve principal value and maintain a
                                        high degree of liquidity while providing current income

INVESTMENT FOCUS                        Money market instruments issued by the
                                        U.S. Treasury

SHARE PRICE VOLATILITY                  As a money market fund, the Fund seeks
                                        to maintain a stable share price of
                                        $1.00

PRINCIPAL INVESTMENT STRATEGY           Invest exclusively in short-term
                                        obligations of the U.S. Treasury and
                                        repurchase agreements involving such
                                        obligations

INVESTOR PROFILE                        Conservative investors who want to
                                        receive current income through a liquid
                                        investment

INVESTMENT STRATEGY OF THE TREASURY SECURITIES MONEY MARKET FUND

The Fund invests exclusively in short-term money market instruments issued by the U.S. Treasury and backed by its full faith and credit, and repurchase agreements involving such obligations. The Fund will maintain an average dollar weighted maturity of 90 days or less, and will only acquire securities that have a remaining maturity of 397 days or less. The Adviser actively manages the maturity of the Fund based on current market interest rates and its outlook on the various economic factors which influence the market for short-term fixed income instruments and future interest rate predictions.

PRINCIPAL RISKS OF INVESTING IN THE TREASURY SECURITIES MONEY MARKET FUND

An investment in the Fund is subject to income risk, which is the possibility that the Fund's yield will decline due to falling interest rates. A FUND SHARE IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. In addition, although a money market fund seeks to keep a constant price per share of $1.00, you may lose money by investing in the Fund.

Although the Fund's U.S. Treasury securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

PERFORMANCE INFORMATION

The following bar chart and performance table illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future.

This bar chart shows changes in performance of the Fund's Class A Shares for the last year.*

                       2001                          2.85%

                    BEST QUARTER                 WORST QUARTER
                       1.10%                         0.30%
                     (3/31/01)                    (12/31/01)

* The performance information shown above is based on a calendar year. The Fund's performance from 1/1/02 to 3/31/02 was 0.17%

Call 1-888-346-6300 for the Fund's current 7-day yield.

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE FUND'S AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2001 TO THOSE OF THE IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE.

                                                             SINCE INCEPTION
TREASURY SECURITIES MONEY MARKET                  1 YEAR      (MAY 31, 2000)
================================================================================
FUND RETURN
   CLASS A SHARES                                   2.85%           3.83%
IMONEYNET, INC. U.S. TREASURY & REPO AVERAGE        3.42%           4.33%

SIMPLY SPEAKING...

WHAT IS AN AVERAGE?

An average measures the share prices of a specific group of mutual funds with a particular investment objective. You cannot invest directly in an average. The iMoneyNet, Inc. U.S. Treasury & Repo Average is a composite of mutual funds with investment goals similar to the Treasury Securities Money Market Fund. iMoneyNet, Inc., formerly IBC Financial Data, is the leading provider of information on money market mutual funds.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)


                                                              CLASS A SHARES
----------------------------------------------------------------------------
Investment Advisory Fees                                         0.40%
Distribution and Service (12b-1) Fees                            0.25%
Other Expenses                                                   0.52%
                                                                -----
Total Annual Fund Operating Expenses                             1.17%*
Fee Waivers and Expense Reimbursements                          (0.09%)
                                                                -----
Net Expenses                                                     1.08%

--------------------------------------------------------------------------------

* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:


       1 YEAR              3 YEARS             5 YEARS               10 YEARS
         $119                 $372                $644                 $1,420

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. An investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

FIXED INCOME RISK -- The market value of fixed income investments change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates.

MORE INFORMATION ABOUT FUND INVESTMENTS

The Fund's investments and strategies are described in more detail in the Fund's Statement of Additional Information.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's respective investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2002, the Adviser managed approximately $350 million in assets while the Adviser and Hancock Bank managed approximately $900 million in assets. The Adviser is entitled to receive 0.40% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2002, Horizon Advisers received advisory fees for the Fund as a percentage of daily net assets of 0.31%.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank may also receive compensation for acting as the Fund's investment adviser in cases where the compensation is not duplicative of the compensation those accounts pay for fiduciary and non-fiduciary services. Hancock Bank and its affiliates also receive compensation in connection with the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12B-1) FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc. (H.I.S., Inc.), those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $12,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class A Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholding servicing fees, payable from the Fund's assets, of up to .25% of the Fund's average daily net assets.

PORTFOLIO MANAGER

Gerald Dugal serves as Director of Fixed Income and Trading for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank, and is responsible for managing the Fund. He is also responsible for the management of the Strategic Income Bond Fund, which is offered in a separate prospectus. He has more than 16 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Dugal served in a similar capacity for First Commerce Corporation.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class A Shares of the Fund.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange, Hancock Bank and the Federal Reserve are open for business (a Business Day).

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at 12:00 p.m., Eastern time. So, for you to be eligible to receive dividends declared on the day you submit your purchase order, the Fund generally must receive your order and federal funds (readily available funds) before 12:00 p.m., Eastern time.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio using the amortized cost valuation method, which is described in detail in our Statement of Additional Information. If this method is determined to be unreliable during certain market conditions or for other reasons, the Fund may value its portfolio at market price or fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase Class A Shares for the first time, you must invest in the Fund at least $1,000. Your subsequent investments in the Fund must be made in amounts of at least $50. The Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

The sale price of each share will be the next NAV determined after the Fund receives your request.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds will be wired to your bank account. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE
(ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below $1,000 or the minimum level required by your cash management agreement, you may be required to sell your shares. But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange shares on any Business Day through your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

You may exchange Class A Shares of any Hancock Horizon Fund for Class A Shares of any other Hancock Horizon Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (E.G., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge there is no incremental sales charge for the exchange.

You may exchange your shares up to 10 times during a calendar year. To avoid excessive short-term trading or market timing activity, which can negatively impact other shareholders, you may be charged a fee for each additional exchange should you exchange your shares more than 10 times during a year. You will be notified before any fee is charged.

IF YOU RECENTLY PURCHASED SHARES BY CHECK OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 30 days' notice.

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund receives your exchange request.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its Class A shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees, as a percentage of average daily net assets are 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares dividends daily and distributes its net investment income monthly. The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

Class A shareholders automatically receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Because the Fund expects to maintain a $1.00 net asset value, you should not expect to realize any gain or loss on the sale of your Fund shares. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

The Fund intends to distribute primarily ordinary income. A significant amount of this income may consist of interest earned on U.S. government obligations. Many states grant tax-free status to dividends paid from interest earned on direct obligations of the U.S. government, subject to certain restrictions.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class A Shares of the Treasury Securities Money Market Fund. This information is intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-346-6300.

Financial Highlights
For a Share Outstanding Throughout the Period
For the Period Ended January 31,

                                           NET
                                         REALIZED
                                           AND
                   NET                  UNREALIZED  DISTRIBUTIONS                    NET                 NET
                  ASSET       NET         GAINS         FROM       DISTRIBUTIONS    ASSET              ASSETS,     RATIO OF
                  VALUE,   INVESTMENT    (LOSSES)       NET           FROM          VALUE,               END       EXPENSES
                BEGINNING    INCOME         ON       INVESTMENT     REALIZED         END      TOTAL   OF PERIOD   TO AVERAGE
                OF PERIOD    (LOSS)    INVESTMENTS     INCOME         GAINS       OF PERIOD  RETURN+    (000)     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------

TREASURY SECURITIES MONEY MARKET FUND (1)
CLASS A SHARES
2002             $1.00     $0.02          $  --         $(0.02)       $  --         $1.00     2.49%     $31,832      1.08%
2001              1.00      0.04             --          (0.04)          --          1.00     3.63       24,642      1.08

                                        RATIO OF NET
               RATIO OF      RATIO OF    INVESTMENT
            NET INVESTMENT   EXPENSES   INCOME(LOSS)
                INCOME      TO AVERAGE   TO AVERAGE
                (LOSS)      NET ASSETS   NET ASSETS    PORTFOLIO
              TO AVERAGE    (EXCLUDING   (EXCLUDING    TURNOVER
              NET ASSETS     WAIVERS)     WAIVERS)       RATE
----------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND (1)
CLASS A SHARES
2002            2.32%          1.18%       2.22%          N/A
2001            5.25           1.20        5.13           N/A

+     Total return is for the period indicated and has not been annualized.

(1) Commenced operations on May 31, 2000. All ratios for the period have been annualized.

                         HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2002, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's manager about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE:  Call 1-888-346-6300

BY MAIL:  Write to us
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, LA 70808

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                         HANCOCK HORIZON FAMILY OF FUNDS

                                   PROSPECTUS
                                  MAY 31, 2002

                                 BURKENROAD FUND

                                 CLASS D SHARES

                                   ADVISED BY
                                HORIZON ADVISERS
                  (AN UNINCORPORATED DIVISION OF HANCOCK BANK)

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
             REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 THE ARBOR FUND

                             ABOUT THIS PROSPECTUS

The Hancock Horizon Family of Funds is a mutual fund family that offers different classes of shares in separate investment portfolios (Funds). The Funds have individual investment goals and strategies. This prospectus gives you important information about the Class D Shares of the Burkenroad Fund (Fund) that you should know before investing. Please read this prospectus and keep it for future reference.

THIS PROSPECTUS HAS BEEN ARRANGED INTO DIFFERENT SECTIONS SO THAT YOU CAN EASILY REVIEW THIS IMPORTANT INFORMATION. FOR MORE DETAILED INFORMATION ABOUT THE FUND, PLEASE SEE:

                                                                      PAGE
      BURKENROAD FUND ..............................................  2
      PRINCIPAL RISKS OF INVESTING IN THE BURKENROAD FUND ..........  2
      PERFORMANCE INFORMATION ......................................  3
      FUND FEES AND EXPENSES .......................................  3
      MORE INFORMATION ABOUT RISK ..................................  4
      MORE INFORMATION ABOUT FUND INVESTMENTS ......................  4
      INVESTMENT ADVISER ...........................................  4
      PORTFOLIO MANAGERS ...........................................  5
      PURCHASING AND SELLING FUND SHARES ...........................  5
      DISTRIBUTION OF FUND SHARES ..................................  7
      DIVIDENDS AND DISTRIBUTIONS ..................................  7
      TAXES ........................................................  7
      FINANCIAL HIGHLIGHTS .........................................  8
      HOW TO OBTAIN MORE INFORMATION ABOUT THE
           HANCOCK HORIZON FAMILY OF FUNDS .........................  Back Cover

BURKENROAD FUND

FUND SUMMARY

INVESTMENT GOAL                         Long-term capital appreciation

INVESTMENT FOCUS                        Small capitalization common stocks and
                                        other equity securities of companies
                                        located or doing business in Alabama,
                                        Florida, Georgia, Louisiana, Mississippi and Texas

SHARE PRICE VOLATILITY                  High

PRINCIPAL INVESTMENT STRATEGY           Investing in common stocks which the
                                        Adviser believes have above average
                                        growth potential based on its
                                        fundamental analysis

INVESTOR PROFILE                        Aggressive investors who seek long-term
                                        capital appreciation and who are willing to bear the risks of investing in equity securities

INVESTMENT STRATEGY OF THE BURKENROAD FUND

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in common stocks and other equity securities of companies with small capitalizations (less than $1 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs its own fundamental research and analysis in its investment decision making. In selecting securities, the Adviser primarily considers sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the security's prospects or better investment opportunities become available.

BURKENROAD REPORTS

Burkenroad Reports are produced by a select group of students at Tulane University's A.B. Freeman School of Business and are designed to provide objective investment research on publicly held companies located in the Deep South. Burkenroad Reports focus on companies that traditionally have not been followed by Wall Street analysts. The Reports are based on publicly available reports, company visits and meetings with top management.

Horizon Advisers, the investment adviser to the Burkenroad Fund, independently verifies the information contained within the Reports and considers but does not rely exclusively on the Reports in making investment decisions for the Fund. The Fund will regularly invest in companies other than those covered by Burkenroad Reports, and may not own shares of all of the companies covered by the Reports. Horizon Advisers is not affiliated with Tulane University or the A.B. Freeman School of Business. Neither the A.B. Freeman School of Business nor the faculty or students of Tulane University have any involvement with the investment decisions of Horizon Advisers or responsibility for the management of the Fund.

PRINCIPAL RISKS OF INVESTING IN THE BURKENROAD FUND

Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity market has moved in cycles, and the value of the Fund's securities will fluctuate from day to day. Individual companies may report poor results or be affected negatively by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is a principal risk of investing in the Fund.

The smaller capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small capitalization stocks may be more volatile than those of larger companies. These securities may be traded over the counter or listed on an exchange.

The Fund is also subject to the risk that the Adviser's particular investment style, which focuses on small capitalization stocks, may underperform other segments of the equity market or the equity markets as a whole.

The Fund's concentration of investments in securities of companies located or doing business in Alabama, Louisiana, Mississippi, Florida, Georgia, and Texas subjects the Fund to economic conditions and government policies within those states. As a result, the Fund will be more susceptible to factors that adversely affect companies located or doing business in those states than a mutual fund that does not have as great a concentration in those states.

PERFORMANCE INFORMATION

The Fund commenced operations on December 31, 2001, and therefore, does not have a full calendar year of performance.

FUND FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD FUND SHARES.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    CLASS D SHARES
--------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of
  offering price)                                                                        None
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)                None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and
  other Distributions (as a percentage of offering price)                                None
Redemption Fee (as a percentage of amount redeemed, if applicable)*                      1.00%
Exchange Fee                                                                             None

* This redemption fee is only applicable to shares sold within two years of their purchase date. This fee is not a sales charge and is payable directly to the Fund.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  CLASS D SHARES
--------------------------------------------------------------------------------

Investment Advisory Fees                                               0.95%
Distribution and Service (12b-1) Fees                                  0.25%
Other Expenses                                                         1.72%
                                                                      -----
Total Annual Fund Operating Expenses                                   2.92%*
Fee Waivers and Expense Reimbursements                                (1.27)%
                                                                      -----
Net Expenses                                                           1.65%

--------------------------------------------------------------------------------
* The Fund's Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total operating expenses from exceeding the Net Expenses shown above for a period of one year from the date of this prospectus.

For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in Class D Shares of the Fund would be:

IF YOU SELL YOUR SHARES AT THE END OF THE PERIOD:

                                                1 YEAR                   3 YEARS
CLASS D SHARES                                    $420                      $977

IF YOU DO NOT SELL YOUR SHARES AT THE END OF THE PERIOD:

                                                1 YEAR                   3 YEARS
CLASS D SHARES                                    $320                      $977

MORE INFORMATION ABOUT RISK

The Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

The Fund has its own investment goal and strategies for reaching that goal. The investment managers invest Fund assets in a way that they believe will help the Fund achieve its goal. Still, investing in the Fund involves risk and there is no guarantee that the Fund will achieve its goal. The investment manager's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job an investment manager does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities the Fund owns and the markets in which it trades. The effect on the Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

EQUITY RISK -- Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

MORE INFORMATION ABOUT FUND INVESTMENTS

In addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund's Statement of Additional Information.

The investments and strategies described in this prospectus are those that we use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in cash or money market instruments that would not ordinarily be consistent with the Fund's objectives. The Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for capital gains. Of course, we cannot guarantee that the Fund will achieve its investment goal.

INVESTMENT ADVISER

The Adviser makes investment decisions for the Fund and continuously reviews, supervises and administers the Fund's investment program.

The Board of Trustees of the Fund supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

Horizon Advisers, an unincorporated division of Hancock Bank, serves as the Adviser to the Fund. Hancock Bank is headquartered in Gulfport, Mississippi and has provided banking, trust and financial services to individuals and businesses since 1899. As of January 31, 2002, the Adviser managed approximately $350 million in assets while the the Adviser and Hancock Bank managed approximately $900 million in assets. The Adviser is paid an annual fee of 0.95% of the Fund's average daily net assets for its investment advisory services, but may receive less due to its waivers. For the fiscal year ended January 31, 2002, Horizon Advisers received advisory fees as a percentage of daily net assets of 0.00%.

ADDITIONAL COMPENSATION

Hancock Bank and its affiliates may act as fiduciary or provide services in various non-fiduciary capacities with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the Fund. Hancock Bank and its affiliates may also receive compensation for providing services to the Fund in cases where the compensation is not duplicative of the compensation those ERISA accounts pay for fiduciary and non-fiduciary services. These other services may include the following:

CUSTODY SERVICES. Hancock Bank serves as custodian to the Fund, and for such services is paid an annual fee payable from the Fund's assets of .03% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICING (12B-1) FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive the distribution and servicing fees, payable from the Fund's assets, applicable to that class of shares.

H.I.S., Inc., member NASD and SIPC, is a wholly owned brokerage subsidiary of Hancock Bank.

TRANSFER AGENCY SERVICES. Hancock Bank provides transfer agency services to the Fund. For providing these services, Hancock Bank is paid an annual fee payable from the Fund's assets of $5,000 per class of the Fund.

SHAREHOLDER SERVICING FEES. To the extent that Class D Shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including H.I.S., Inc., those entities may receive shareholder servicing fees, payable from the Fund's assets, of up to .25% of average daily net assets attributable to Class D Shares.

PORTFOLIO MANAGERS

John Portwood, CFA, serves as Director of Trust Investments and Chief Investment Strategist for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank. He has more than 32 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Portwood served in a similar capacity for First Commerce Corporation.

David Lundgren Jr., CFA, serves as Director of Equities and Research for the Adviser, Horizon Advisers, an unincorporated division of Hancock Bank and will be primarily responsible for managing the Fund. He is also responsible for the management of the Value Fund and the Growth Fund, which are offered in a separate prospectus. He has more than 12 years of investment experience. Prior to joining Hancock Bank in 1998, Mr. Lundgren served in a similar capacity for First Commerce Corporation.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Class D Shares of the Fund.

HOW TO PURCHASE FUND SHARES

You may buy shares through accounts with investment professionals and financial institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your institution.

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange (NYSE) and Hancock Bank are open for business (a Business Day). Shares cannot be purchased by Federal Reserve Wire on days when either the NYSE or the Federal Reserve is closed.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund's view, are likely to engage in excessive trading (usually defined as more than four transactions out of the Fund within a calendar year).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Fund receives your purchase order.

The Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern time). So, for you to receive the current Business Day's NAV, generally the Fund must receive your purchase order in proper form before 4:00 p.m., Eastern time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

HOW WE CALCULATE NAV

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

In calculating NAV, the Fund generally values its investment portfolio at market price. If market prices are unavailable or the Fund thinks that they are unreliable, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

MINIMUM PURCHASES

To purchase shares for the first time, you must invest in the Fund at least:

CLASS                                                              DOLLAR AMOUNT
Class D Shares                                                        $1,000

Your subsequent investments in the Fund must be made in amounts of at least
$500.

The Fund may accept investments of smaller amounts at its discretion.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a bank, you may purchase Class D Shares automatically through regular deductions from your account in amounts of at least $100 per month.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Fund directly by mail or telephone at 1-888-346-6300.

If you own your shares through an account with an investment professional or other institution, contact that investment professional or institution to sell your shares. Your investment professional or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $100,000 or more of your shares or wish to close your account or send your sale proceeds to a third-party, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient). Additionally, a signature guaranteed letter from you is required if your account registration has changed in the previous 30 days, if funds are being sent to an address other than the address of record, or if the check is made payable to someone other than the account holder.

The sale price of each share will be the next NAV determined after the Fund receives your request.

REDEMPTION FEE

The Fund charges a 1.00% redemption fee on redemptions of Class D Shares if sold within two years of their purchase. The fee will be deducted from your sale proceeds and cannot be paid separately. The fee does not apply to shares purchased with reinvested dividends or distributions. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the Fund. From time to time, the Fund may waive or modify the redemption fee for certain categories of investors.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $100 from the Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, we will send your sale proceeds within seven Business Days after we receive your request. Your proceeds can be wired to your bank account (subject to a wire fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH AUTOMATED CLEARING HOUSE (ACH), REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

We generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders) we might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimum is:

CLASS                                                              DOLLAR AMOUNT
Class D Shares                                                        $1,000

But, we will always give you at least 60 days' written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Fund may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in our Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Fund has certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Fund is not responsible for any losses or costs incurred by following telephone instructions we reasonably believe to be genuine. If you or your financial institution transact with the Fund over the telephone, you will generally bear the risk of any loss.

DISTRIBUTION OF FUND SHARES

The Fund has adopted a distribution plan that allows Class D Shares of the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of the Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Distribution fees for Class D Shares, as a percentage of average daily net assets are 0.25%.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and distributes its net investment income annually.

The Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on the Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE, AND LOCAL INCOME TAXES. Below we have summarized some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which may change.

The Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state, and local taxation, depending upon your tax situation. Each Fund's net investment income and short-term capital gains are distributed as dividends and are taxable at ordinary income tax rates. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains, regardless of how long you have held your shares in a Fund. Distributions you receive from the Fund may be taxable whether or not you reinvest them.

Each sale of Fund shares may be a taxable event. The gain or loss on the sale of Fund shares generally will be treated as short term capital gain or loss if you held the shares for 12 months or less or long term capital gain or loss, if you held the shares for longer.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The table that follows presents performance information about Class D Shares of the Burkenroad Fund. This information is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Some of this information reflects financial information for a single Fund share. The total returns in the tables represent the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all of your dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, independent public accountants. Their report, along with the Fund's financial statements, appears in the annual report that accompanies our Statement of Additional Information. You can obtain the annual report, which contains more performance information, at no charge by calling 1-888-346-6300.

Financial Highlights
For a Share Outstanding Throughout the Period
For the Period Ended January 31, 2002


                                                   NET
                                                 REALIZED
                                                   AND
                           NET                  UNREALIZED  DISTRIBUTIONS                    NET                 NET
                          ASSET       NET         GAINS         FROM       DISTRIBUTIONS    ASSET              ASSETS,
                          VALUE,   INVESTMENT    (LOSSES)       NET           FROM          VALUE,               END
                        BEGINNING    INCOME         ON       INVESTMENT     REALIZED         END      TOTAL   OF PERIOD
                        OF PERIOD    (LOSS)    INVESTMENTS     INCOME         GAINS       OF PERIOD  RETURN+    (000)
-----------------------------------------------------------------------------------------------------------------------
BURKENROAD FUND (1)
CLASS D
SHARES
2002                     $15.00     $(0.01)       $0.06         $ --          $ --          $15.05    0.33%     $116

                                                                    RATIO OF NET
                                           RATIO OF      RATIO OF    INVESTMENT
                                       NET INVESTMENT   EXPENSES   INCOME(LOSS)
                         RATIO OF          INCOME      TO AVERAGE   TO AVERAGE
                         EXPENSES          (LOSS)      NET ASSETS   NET ASSETS    PORTFOLIO
                        TO AVERAGE       TO AVERAGE    (EXCLUDING   (EXCLUDING    TURNOVER
                        NET ASSETS       NET ASSETS     WAIVERS)     WAIVERS)       RATE
--------------------------------------------------------------------------------------------
BURKENROAD FUND (1)
CLASS D
SHARES
2002                       1.65%           (1.12)%        2.89%       (2.36)%        8%

+     Total return is for the period indicated and has not been annualized.

(1) Commenced operations on December 31, 2001. All ratios for the period have been annualized.

                         HANCOCK HORIZON FAMILY OF FUNDS

INVESTMENT ADVISER

Horizon Advisers
One Hancock Plaza, 3rd floor
P.O. Box 4019
Gulfport, Mississippi 39502

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Fund is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated May 31, 2002, includes detailed information about the Hancock Horizon Family of Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list the Fund's holdings and contain information from the Fund's managers about strategies, and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Fund.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-888-346-6300

BY MAIL: Write to us
Hancock Horizon Funds
2600 Citiplace Drive, Suite 100
Baton Rouge, LA 70808

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about The Arbor Fund, from the EDGAR Database on the SEC's website ("http://www.sec.gov"). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov. The Arbor Fund's Investment Company Act registration number is 811-7102.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 THE ARBOR FUND
                                  MAY 31, 2002

                               INVESTMENT ADVISER:
                           CB CAPITAL MANAGEMENT, INC.

This Statement of Additional Information (SAI) is not a prospectus. It is intended to provide additional information regarding the activities and operations of the following portfolios of The Arbor Fund (the "Trust") and should be read in conjunction with the Trust's prospectus dated May 31, 2002. This SAI relates to the following series of the Trust (each a "Portfolio" and collectively, the "Portfolios"):

                           GOLDEN OAK GROWTH PORTFOLIO
                           GOLDEN OAK VALUE PORTFOLIO
                     GOLDEN OAK TAX-MANAGED EQUITY PORTFOLIO
                      GOLDEN OAK SMALL CAP VALUE PORTFOLIO
                    GOLDEN OAK INTERNATIONAL EQUITY PORTFOLIO
                  GOLDEN OAK INTERMEDIATE-TERM INCOME PORTFOLIO
                   GOLDEN OAK MICHIGAN TAX FREE BOND PORTFOLIO
               GOLDEN OAK PRIME OBLIGATION MONEY MARKET PORTFOLIO

This Statement of Additional Information should be read in conjunction with the Prospectus dated May 31, 2002. A Prospectus may be obtained by calling 1-800-545-6331.

                                TABLE OF CONTENTS

THE PORTFOLIOS AND THE TRUST ..........................................      S-1
INVESTMENT OBJECTIVES AND POLICIES ....................................      S-2
DESCRIPTION OF PERMITTED INVESTMENTS ..................................     S-11
INVESTMENT LIMITATIONS ................................................     S-30
THE ADVISER ...........................................................     S-35
THE SUB-ADVISERS ......................................................     S-36
THE ADMINISTRATOR .....................................................     S-39
THE DISTRIBUTOR .......................................................     S-40
THE TRANSFER AGENT ....................................................     S-42
THE CUSTODIAN .........................................................     S-43
CODES OF ETHICS .......................................................     S-43
LEGAL COUNSEL .........................................................     S-43
INDEPENDENT ACCOUNTANTS ...............................................     S-43
TRUSTEES AND OFFICERS OF THE TRUST ....................................     S-43
COMPUTATION OF YIELD ..................................................     S-50
CALCULATION OF TOTAL RETURN ...........................................     S-51
PURCHASE AND REDEMPTION OF SHARES .....................................     S-55
LETTER OF INTENT ......................................................     S-55
DETERMINATION OF NET ASSET VALUE ......................................     S-55
TAXES .................................................................     S-56
FUND TRANSACTIONS .....................................................     S-59
DESCRIPTION OF SHARES .................................................     S-63
SHAREHOLDER LIABILITY .................................................     S-63
LIMITATION OF TRUSTEES' LIABILITY .....................................     S-63
5% AND 25% SHAREHOLDERS ...............................................     S-64
EXPERTS ...............................................................     S-67
FINANCIAL STATEMENTS ..................................................     S-67
APPENDIX ..............................................................      A-1

May 31, 2002
GOK-F-013-05

THE PORTFOLIOS AND THE TRUST

GENERAL. The "Golden Oak Family of Funds" is a name under which a number of mutual fund investment portfolios with differing objectives and policies are offered to investors. Eight of these portfolios were established by The Arbor Fund (the "Trust"), an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Declaration of Trust permits the Trust to offer separate series of shares of beneficial interest ("shares") and different classes of shares of each portfolio. Shareholders may purchase shares through two separate classes (Institutional and Class A) which provide for variations in distribution costs, voting rights and dividends. Except for differences between Institutional and Class A shares pertaining to distribution fees, each share of each portfolio represents an equal proportionate interest in that portfolio. See "Description of Shares." This Statement of Additional Information relates to the Institutional and Class A shares of the Golden Oak Growth (formerly, the Golden Oak Diversified Growth Portfolio) (the "Growth Portfolio"), Golden Oak Value (the "Value Portfolio"), Golden Oak Tax-Managed Equity (the "Tax-Managed Equity Portfolio"), Golden Oak Small Cap Value Portfolio (the "Small Cap Portfolio"), Golden Oak International Equity Portfolio (the "International Equity Portfolio"), Golden Oak Intermediate-Term Income (the "Intermediate-Term Income Portfolio"), Golden Oak Michigan Tax Free Bond (the "Michigan Tax Free Bond Portfolio") and Golden Oak Prime Obligation Money Market (the "Prime Obligation Money Market Portfolio") Portfolios of the Trust.

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Portfolio will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Portfolios without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Portfolio fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

INVESTMENT OBJECTIVES AND POLICIES

The investment objectives are fundamental policies of the Portfolios. There is no assurance that the Portfolio will achieve its investment objective. A fundamental policy cannot be changed with respect to a Portfolio without the consent of the holders of a majority of the Portfolio's outstanding shares.

THE GROWTH PORTFOLIO - The investment objective of the Growth Portfolio is to provide total return. There is no assurance that the Portfolio will achieve its investment objective.

Under normal conditions, the Portfolio expects to be fully invested in common stocks (and will invest at 80% in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Portfolio may invest in warrants and rights to purchase common stocks, U.S. dollar denominated securities of foreign issuers traded in the United States (including sponsored American Depositary Receipts ("ADRs") traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Portfolio may invest up to 10% of its net assets in ADRs, including American Depositary Shares and New York Shares. The Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Portfolio's net assets as of the time such options are entered into by the Portfolio. Nicholas-Applegate Capital Management, LLC (the "Sub-Adviser"), a wholly-owned subsidiary of Allianz of America, Inc., will engage in such transactions only as hedging transactions and not for speculative purposes.

The common stocks and other equity securities purchased by the Portfolio will be those of companies which, in the Sub-Adviser's opinion, have accelerating earnings growth, rising analyst estimates of earnings growth, strong fundamental quality and positive price behavior. However, there is no assurance that the Sub-Adviser will be able to accurately predict the stages of a business cycle. In addition, the Portfolio invests primarily in equity securities that fluctuate in value; therefore, the Portfolio's shares will fluctuate in value.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees of the Trust will be considered liquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in defensive investing, the Portfolio will not be pursuing its investment objective.

The Growth Portfolio reserves the right to engage in securities lending.

For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was 112.16%. Such a turnover rate may result in higher transaction costs and may result in additional taxes.

THE VALUE PORTFOLIO - The investment objective of the Value Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 80% in equity securities) and will focus on equity securities, which are, in the Sub-Adviser's opinion, undervalued relative to a company's earnings. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in ADRs and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in the money market instruments described below.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Value Portfolio reserves the right to engage in securities lending.

For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was 106.05%. Such a turnover rate may result in higher transaction costs and may result in additional taxes.

THE TAX-MANAGED EQUITY PORTFOLIO - The Tax-Managed Equity Portfolio has an investment objective of maximizing long term capital appreciation on an after-tax basis. There is no assurance that the Tax-Managed Equity Portfolio will achieve its investment objective.

The Tax-Managed Equity Portfolio primarily invests in common stocks and is designed to have risk characteristics similar to those of the S&P 500 Composite Index. As with any equity fund, the value of the Tax-Managed Equity Portfolio's investments varies from day to day in response to the activities of the individual companies and general market and economic conditions. To the extent the Tax-Managed Equity Portfolio invests in non-US securities, the risks and volatility are magnified since the performance of non-US stocks depends upon changes in international currency values, different political and regulatory environments, and the overall political and economic conditions in countries where the Tax-Managed Equity Portfolio invests. The Tax-Managed Equity Portfolio is best suited for the long-term equity investor who has a moderate risk orientation. The Tax-Managed Equity Portfolio seeks to minimize taxes and is targeted to long term investors seeking the optimum blend of performance and tax efficiency.

Under normal conditions, the Tax-Managed Equity Portfolio expects to be fully invested in common stocks (and will invest at least 80% in common stocks) listed on registered exchanges in the United States or actively traded in the over-the-counter market as further described below. In addition to investing in common stocks, the Tax-Managed Equity Portfolio may invest in warrants and rights to purchase common stocks, United States Dollar denominated securities of foreign issuers traded in the United States (including sponsored ADRs traded on registered exchanges or listed on NASDAQ), repurchase agreements, covered call options and money market instruments of the type described below. The Tax-Managed Equity Portfolio may invest up to 10% of its net assets in ADRs, including American Depositary Shares and New York Shares. The Tax-Managed Equity Portfolio may also write covered call options and engage in related closing purchase transactions provided that the aggregate value of such options does not exceed 10% of the Tax-Managed Equity Portfolio's net assets as of the time such options are entered into by the Tax-Managed Equity Portfolio. Nicholas-Applegate Capital Management, LLC (the "Sub-Adviser"), a wholly-owned subsidiary of Allianz of America, Inc., will engage in such transactions only as hedging transactions and not for speculative purposes.

The Portfolio is non-diversified, which means that it invests in the securities of relatively few issuers. As a result, the Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, and may experience increased volatility due to investments in those securities.

The Tax-Managed Equity Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by either the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Tax-Managed Equity Portfolio's Sub-Adviser determines that market conditions warrant, the Tax-Managed Equity Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Tax-Managed Equity Portfolio is engaged in temporary defensive investment, the Tax-Managed Equity Portfolio will not be pursuing its investment objective.

The Tax-Managed Equity Portfolio reserves the right to engage in securities lending.

The Tax-Managed Equity Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was 22.44%.

THE SMALL CAP VALUE PORTFOLIO - The investment objective of the Portfolio is to seek long-term capital appreciation. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio attempts to achieve its investment objective by investing primarily in small capitalization U.S. common stocks, warrants, rights to purchase common stocks, preferred stocks and securities convertible into common stocks (together, "equity securities"). The Portfolio will be as fully invested as practicable (and in no event less than 80% in equity securities) and will focus on equity securities of small capitalization issues, which are believed to be undervalued relative to a company's ability to generate cash flows. Systematic Financial Management, L.P. (the "Sub-Adviser") will invest in equity securities of U.S. companies based on an analysis of various fundamental characteristics, including balance sheet items, underlying sales and expense trends, earnings estimates, market position of the company and industry outlook. The Portfolio may also invest in ADRs and enter into repurchase agreements. Although it has no present intention to do so, the Portfolio reserves the ability to write and purchase options for hedging purposes. Although the Portfolio intends to be as fully invested as practicable in equity securities, the Portfolio may invest in up to 15% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments").

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in money market instruments (consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"), and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investment, the Portfolio will not be pursuing its investment objective.

The Portfolio reserves the right to engage in securities lending.

The Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was 30.12%.

THE INTERNATIONAL EQUITY PORTFOLIO - The investment objective of the Portfolio is to seek long-term capital appreciation.

The Portfolio invests primarily (at least 80% of its assets) in stocks of foreign issuers located in countries included in the Morgan Stanley Capital International Europe, Australia and Far East Index ("MSCI-EAFE"). The MSCI-EAFE Index is an unmanaged index comprised of a sample of companies representative of the market structure of the following European and Pacific Basin countries:
Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K. To a lesser degree, the Portfolio may also invest in equity securities of issuers operating in emerging market economics. The Portfolio primarily buys common stock but also can invest in other equity securities. Equity securities include common stock and preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts and partnerships; and depositary receipts.

BlackRock International, Ltd. (the "Sub-Adviser"), in an attempt to reduce portfolio risk, will diversify investments across countries, industry groups and companies with investment at all times in at least three foreign countries. The Portfolio may, from time to time, invest more than 25% of its assets in securities whose issuers are located in Japan. The Portfolio may also invest in the securities of issuers located in emerging market countries.

In making investment decisions for the Portfolio, the Sub-Adviser evaluates the risks associated with investing Portfolio assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Portfolio assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Sub-Adviser cannot assure that the Portfolio will not suffer losses resulting from investing in foreign countries.

Although the Portfolio intends to be as fully invested as practicable in equity securities of foreign issuers, the Portfolio may invest up to 15% of its assets in money market instruments consisting of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, repurchase agreements collateralized by U.S. government securities and entered into with financial institutions the Sub-Adviser deems creditworthy, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $1.0 billion as shown on their most recent public financial statements, and deemed by the Adviser or Sub-Adviser to present minimal credit risk, and commercial paper rated in the two highest short-term rating categories (collectively, "Money Market Instruments"). The Portfolio may also enter into repurchase agreements.

The Portfolio may invest up to 15% of its net assets in illiquid securities, including restricted securities other than Section 4(2) commercial paper ("Illiquid Securities"). Restricted securities, including Rule 144A Securities and Section 4(2) commercial paper, that meet the criteria established by the Board of Trustees or the Trust will be considered illiquid.

For temporary defensive purposes during periods when the Portfolio's Sub-Adviser determines that market conditions warrant, the Portfolio may invest up to 100% of its assets in Money Market Instruments and may hold a portion of its assets in cash. To the extent the Portfolio is engaged in temporary defensive investing, the Portfolio will not be pursuing its investment objective.

The Portfolio may use options or futures when consistent with its investment objective. The primary purpose of using derivatives is to attempt to reduce risk to the Portfolio as a whole (hedge) but they may also be used to maintain liquidity, commit cash pending investment or to increase returns. The Portfolio may also use forward currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of foreign currencies.

The Portfolio may lend securities (up to 33 1/3% of the value of its total assets) on a short-term basis in order to earn extra income. The Portfolio will receive collateral in cash or high quality securities equal to the current value of the loaned securities.

The Portfolio may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. The Portfolio's turnover may be influenced by specific company fundamentals, market environments and investment opportunities.

For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was 120.11%.

THE INTERMEDIATE-TERM INCOME PORTFOLIO - The investment objective of the Intermediate-Term Income Portfolio is current income consistent with limited price volatility. There is no assurance that the Portfolio will achieve its investment objective.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in the following United States Dollar denominated obligations: (i) bills, notes receipts and bonds issued by United States Treasury and STRIPs of such obligations that are transferable through the Federal Book-Entry System ("U.S. Treasury Obligations"); (ii) obligations issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; (iii) corporate bonds and debentures rated A or better by Standard & Poor's Corporation ("S&P") or A or better by Moody's Investors Service ("Moody's") or of comparable quality at the time of purchase as determined by the Adviser; (iv) commercial paper rated A-1 or better by Moody's or P-1 or better by S&P or of comparable quality at the time of purchase as determined by the

Adviser; (v) short-term bank obligations consisting of certificates of deposit, time deposits, and bankers' acceptances of U.S. commercial banks or savings and loan institutions with assets of at least $1.0 billion as shown on their most recent public financial statements, that the Adviser deems to be comparable in quality to corporate obligations in which the Portfolio may invest; and (vi) repurchase agreements involving any of the above securities. The Portfolio will seek to limit price volatility by maintaining an average weighted maturity of three to ten years.

The remaining 20% of the Portfolio's assets may be invested in: (i) debt securities issued or guaranteed by the government of Canada or its provincial or local governments; (ii) debt securities issued or guaranteed by foreign governments, their political subdivisions, agencies or instrumentalities and debt securities of supranational entities; (iii) mortgage-backed securities and asset-backed securities rated in one of the top two categories by S&P or Moody's; (iv) receipts evidencing separately traded interest and principal component parts of U.S. government obligations ("STRIPS"); (v) taxable municipal securities rated A or better by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; (vi) corporate bonds and debentures rated BBB by S&P or Moody's or of comparable quality at the time of purchase as determined by the Adviser; and (vii) repurchase agreements involving such securities. The Portfolio will limit its purchase of corporate securities rated BBB by S&P or Moody's (or of comparable quality) to 10% of its total assets. The Portfolio may invest in futures and options for hedging purposes, and will limit the outstanding obligations to purchase securities under futures contracts to not more than 20% of the Portfolio's total assets.

In the event a security owned by the Portfolio is downgraded below these ratings categories, the Adviser will review the quality and credit-worthiness of such security and take action, if any, that it deems appropriate.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years, although there are no restrictions on the maturity of any single instrument.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities (as defined in the "Description of Permitted Investments" section).

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio reserves the right to engage in securities lending. For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was approximately 9.84%.

THE MICHIGAN TAX FREE BOND PORTFOLIO - The investment objective of the Michigan Tax Free Bond Portfolio is current income exempt from federal and Michigan income taxes consistent with preservation of capital. There is no assurance that the Portfolio will achieve its investment objective.

The Portfolio will invest primarily in obligations issued by or on behalf of the states, territories or possessions of the United States or the District of Columbia or their political subdivisions, agencies or instrumentalities, the interest of which, in the opinion of counsel for the issuer, is exempt from federal income tax (collectively, "Municipal Securities"). It is a fundamental policy of the Portfolio that at least 80% of its net assets will be invested in municipal securities the interest on which is exempt from federal income tax and not subject to taxation as a preference item for purposes of the alternative minimum tax. Under normal circumstances, at least 80% of the Portfolio will be invested in municipal bonds and notes and, except where acceptable securities are unavailable as determined by the Adviser, at least 80% of the Portfolio's assets will be invested in Municipal Securities, the interest of which, in the opinion of bond counsel to the issuer, is exempt from Michigan income tax ("Michigan Municipal Securities"). The Adviser expects to be fully invested in Municipal Securities. The Portfolio will purchase Municipal Securities that meet the following criteria: (i) municipal bonds rated in one of the four highest rating categories ("investment grade"); (ii) municipal notes rated in one of the two highest rating categories; (iii) commercial paper rated in one of the two highest short term rating categories; or (iv) any of the foregoing that are not rated but are determined by the Adviser to be of comparable quality at the time of investment. The Portfolio may also invest up to 5% of its net assets in securities of closed-end investment companies traded on a national securities exchange.

Debt rated in the fourth highest category by an NRSRO is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such debt lacks outstanding investment characteristics and in fact has speculative characteristics as well.

The Portfolio expects to maintain an average weighted remaining maturity of three to ten years. The maximum maturity for any individual security is thirty years.

The Portfolio may invest up to 15% of its net assets in Illiquid Securities.

The Michigan Tax Free Bond Portfolio currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in Municipal Securities, the interest of which is paid from venues or projects with similar characteristics. See also "Description of Permitted Investments - Special Factors Relating to Michigan Municipal Securities."

The Portfolio is a non-diversified investment company which means that more than 5% of its assets may be invested in one or more issuers, although the Adviser does not intend to invest more than 10% of the Portfolio's assets in any one issuer. Since a relatively high percentage of assets of the Portfolio may be invested in the obligations of a limited number of issuers, the value of shares of the Portfolio may be more susceptible to any single economic, political or regulatory occurrence than the shares of a diversified investment company would be. The Portfolio intends to satisfy the diversification requirements necessary to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

The Portfolio may enter into forward commitments or purchase securities on a when-issued basis where such purchases are for investment and not for speculative purposes. In addition, the Portfolio may also engage in securities lending.

The Portfolio's portfolio turnover will be generally moderate and most likely below 50%, however turnover may be influenced by specific company fundamentals, market environments and investment opportunities. For the fiscal year ended January 31, 2002, the Portfolio's annual turnover rate was 0%.

THE PRIME OBLIGATION MONEY MARKET PORTFOLIO - The investment objective of the Prime Obligation Money Market Portfolio is to preserve principal value and maintain a high degree of liquidity while providing current income. It is also a fundamental policy of the Portfolio to use its best efforts to maintain a constant net asset value of $1.00 per share. There is no assurance that the Portfolio will achieve its investment objective or that it will be able to maintain a constant net asset value of $1.00 per share on a continuous basis.

The Portfolio intends to comply with regulations of the Securities and Exchange Commission applicable to money market funds using the amortized cost method for calculating net asset value. These regulations impose certain quality, maturity and diversification restraints on Portfolio investments. Under these regulations, the Portfolio will invest in only U.S. dollar denominated securities, will maintain an average maturity on a dollar-weighted basis of 90 days or less, and will acquire only "eligible securities" that present minimal credit risks and have a maturity of 397 days or less, as defined by Rule 2a-7 under the Investment Company Act of 1940 ("Rule 2a-7"). For a further discussion of these rules, see "Description of Permitted Investments."

The Portfolio intends to invest exclusively in: (i) bills, notes, receipts and bonds issued by the United States Treasury and STRIPs of such obligations that are transferable through U.S. Treasury Obligations; (ii) obligations issued or guaranteed as to principal and interest by the agencies or instrumentalities of the U.S. government; (iii) receipts evidencing separately traded interest and principal component parts of U.S. government obligations; (iv) commercial paper of United States or foreign issuers, including asset-backed securities rated in one of the two highest short-term rating categories at the time of investment or, if not rated, as determined by Wellington Management Company, LLP (the "Sub-Adviser") to be of comparable quality; (v) obligations of U.S. and foreign savings and loan institutions and commercial banks (including foreign branches of such banks) that have total assets of $1 billion or more as shown on their most recently published financial statements; (vi) U.S. dollar denominated obligations of foreign governments including Canadian and Provincial government and Crown Agency obligations; (vii) corporate obligations, including asset-backed securities, of U.S. and foreign issuers with a remaining term of not more than 397 days, rated, at the time of investment, in one of the two highest short-term rating categories by two or more NRSROs, or one NRSRO if only one NRSRO has rated the security, or if the obligation has no short-term rating, it should be of an issuer that issues commercial paper of comparable priority and security meeting the above short-term ratings or, if not a rated security as defined by Rule 2a-7, determined by the Sub-Adviser to be of comparable quality;
(viii) repurchase agreements involving any of the foregoing obligations; (ix) short-term obligations issued by state and local governmental issuers, which are rated, at the time of investment, by at least two nationally recognized statistical ratings organizations ("NRSROs") in one of the two highest municipal bond rating categories, and carry yields that are competitive with those of other types of money market instruments of comparable quality and security that meet the above ratings or, if not rated, determined by the Sub-Adviser to be of comparable quality; (x) obligations of supranational entities satisfying the credit standards described above or, if not rated, determined by the Portfolio's Sub-Adviser to be of comparable quality; and (xi) to the extent permitted by applicable law, shares of other investment companies.

The Portfolio may invest up to 10% of its net assets in Illiquid Securities.

The Portfolio reserves the right to engage in securities lending. The Portfolio may also engage in forward commitments or purchase securities on a when-issued basis.

DESCRIPTION OF PERMITTED INVESTMENTS

AMERICAN DEPOSITARY RECEIPTS ("ADRS") , EUROPEAN DEPOSITARY RECEIPTS ("EDRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS").

ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs, which are sometimes referred to as Continental Depositary Receipts, are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities markets, EDRs are designed for trading in European securities markets and GDRs are designed for trading in non-U.S. securities markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES

Asset-backed securities are secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

BANKERS' ACCEPTANCES

Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

BANK OBLIGATIONS

The Trust is not prohibited from investing in obligations of banks that are clients of SEI Investments Company ("SEI"). However, the purchase of shares of the Trust by them or by their customers will not be a consideration in determining which bank obligations the Trust will purchase. The Trust will not purchase obligations of the Adviser or Sub-Adviser.

CERTIFICATES OF DEPOSIT

Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER

Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES

While convertible securities generally offer lower yields than nonconvertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

CURRENCY TRANSACTIONS

The International Equity Portfolio may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures and options thereon, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Portfolio may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Advisor.

The Portfolio's dealings in forward currency contracts and other currency transactions such as futures, options on futures, options on currencies and swaps will be limited to hedging involving either specific transactions ("Transaction Hedging") or portfolio positions ("Position Hedging").

Transaction Hedging is entering into a currency transaction with respect to specific assets or liabilities of the Portfolio, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. The Portfolio may enter into Transaction Hedging out of a desire to preserve the U.S. dollar price of a security when it enters into a contract for the purchase or sale of a security denominated in a foreign currency. The Portfolio will be able to protect itself against possible losses resulting from changes in the relationship between the U.S. dollar and foreign currencies during the period between the date the security is purchased or sold and the date on which payment is made or received by entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of the foreign currency involved in the underlying security transactions.

Position Hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency. The Portfolio may use Position Hedging when the Advisor, believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar. The Portfolio may enter into a forward foreign currency contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. The precise matching of the forward foreign currency contract amount and the value of the portfolio securities involved may not have a perfect correlation since the future value of the securities hedged will change as a consequence of market movements between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is difficult, and the successful execution of this short-term hedging strategy is uncertain.

The Portfolio will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

The Portfolio may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which that Portfolio has or in which that Portfolio expects to have portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Portfolio may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Portfolio's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Portfolio's securities denominated in linked currencies. For example, if the Sub-Adviser considers that the Swedish krone is linked to the Euro, the Portfolio holds securities dominated in krone and the Advisor believes that the value of the krone will decline against the U.S. dollar, the Advisor may enter into a contract to sell Euros and buy U.S. dollars.

Currency Hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Portfolio if the currency being hedged fluctuates in value to a degree in a direction that is not anticipated. Furthermore, there is risk that the perceived linkage between various currencies may not by present or may not be present during the particular time that the Portfolio is engaging in proxy hedging. If the Portfolio enters into a currency hedging transaction, the Portfolio will "cover" its position so as not to create a "senior security" as defined in Section 18 of the 1940 Act.

Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Portfolio if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Although forward foreign currency contracts and currency futures tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

EQUITY SECURITIES

Investments in common stocks are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Portfolio's net asset value.

FIXED INCOME SECURITIES

Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect a Portfolio's net asset value. Bonds rated BBB by S&P or Moody's are to be considered as investment medium grade obligations. Such debt rated BBB has an adequate capacity to pay interest and repay principal although it is more vulnerable to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Such securities are considered to have speculative characteristics.

FOREIGN SECURITIES

The Growth, Value, Tax-Managed Equity, Intermediate-Term Income, International Equity and Prime Obligation Money Market Portfolios may invest in U.S. dollar denominated obligations or securities of foreign issuers. Permissible investments may consist of obligations of foreign branches of U.S. banks and of foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits and Yankee Certificates of Deposits, and investments in Canadian Commercial Paper and other short-term corporate obligations, foreign securities and Europaper. In addition, the Growth, Intermediate-Term Income, Value and International Equity Portfolios may invest in ADRs. These instruments may subject the Portfolio to investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. Investments in securities of foreign issuers may subject a Portfolio to different risks than those attendant to investments in securities of United States issuers, such as differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, and political instability. There may be less publicly available information with regard to foreign issuers than with domestic issuers. In addition, foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

Investments in foreign securities usually will involve currencies of foreign countries. Moreover, a Portfolio may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs and the value of these assets for the Portfolio as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations and the Portfolio may incur costs in connection with conversions between various currencies. Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies, if any, into U.S. dollars on a daily basis. It may do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer. Each Portfolio will conduct its foreign currency exchange transactions, if any, either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward foreign currency exchange contracts.

Each of the risks associated with investing in foreign securities may be magnified for securities issued by companies operating in emerging market countries. Emerging market countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing. Currently, the countries EXCLUDED from this category are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

By investing in foreign securities, the Portfolios attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Portfolio's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities.

FUTURES CONTRACTS AND OPTIONS

The Tax-Managed Equity, Intermediate-Term Income, International Equity and Michigan Tax Free Bond Portfolios may invest in futures contracts and options. Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases, the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

Futures traders are required to make a good faith margin deposit in cash or government securities with or for the account of a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Deposit requirements on futures contracts customarily range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy the required margin, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Portfolios expect to earn interest income on their margin deposits.

Traders in futures contracts and related options may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held or expected to be acquired for investment purposes. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Portfolios intend to use futures contracts and related options only for BONA FIDE hedging purposes.

A Portfolio may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC"), for (i) "BONA FIDE hedging purposes," or (ii) for other purposes to the extent the aggregate initial margin and premiums on such positions (excluding the amount by which such options are in the money) do not exceed 5% of a Portfolio's net assets. A Portfolio will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Portfolios expect that approximately 75% of their futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Portfolios upon sale of open futures contracts.

Although techniques other than the sale and purchase of futures contracts and options on futures contracts could be used to control the Portfolios' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Portfolios will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of the underlying securities. A Portfolio's obligations under any futures contract or related option will be "covered" by high quality, liquid securities or cash held in a segregated account or by holding, or having the right to acquire without additional cost, the underlying asset.

RISK FACTORS IN FUTURES TRANSACTIONS - Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments to maintain the required margin. In such situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

The Portfolios will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to a Portfolio. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Portfolio are engaged in only for hedging purposes, the Adviser or Sub-Adviser does not believe that the Portfolios would be subject to the risks of loss frequently associated with futures transactions. The Portfolios presumably would have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. The risk of loss from the purchase of options is less as compared with the purchase or sale of futures contracts because the maximum amount at risk is the premium paid for the option.

Utilization of futures transactions by the Portfolios does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities being hedged. It is also possible that a Portfolio could both lose money on futures contracts and experience a decline in value of its securities. There is also the risk of loss by the Portfolio of margin deposits in the event of the bankruptcy of a broker with whom the Portfolio has an open position in a futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

ILLIQUID SECURITIES

Illiquid securities are securities that cannot be disposed of within seven business days at approximately the value at which they are being carried on a Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations over seven days in length.

INVESTMENT COMPANIES

The Portfolios may invest in securities of other investment companies as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations thereunder. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolios. A Portfolio's purchase of such investment company securities results in a layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees.

MORTGAGE-BACKED SECURITIES

The Prime Obligation and Intermediate-Term Income Portfolios may invest in securities issued by U.S. government agencies or instrumentalities such as the Government National Mortgage Association ("GNMA"), a wholly-owned U.S. government corporation which guarantees the timely payment of principal and interest. Other governmental issuers of mortgage-backed securities include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Obligations of FNMA and FHLMC are not backed by the full faith and credit of the U.S. government. The market value and interest yield of these instruments can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans. Mortgage-backed certificates consist of underlying mortgages with a maximum maturity of 30 years. However, due to scheduled and unscheduled principal payments, mortgage-backed certificates have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although mortgage-backed certificates may offer yields higher than those available from other types of U.S. government securities, mortgage-backed certificates may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of a mortgage-backed certificate likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed certificate originally purchased at a premium to decline in price to its par value, which may result in a loss.

The Intermediate-Term Income Portfolio may invest in mortgage-backed securities and asset-backed securities. The principal types of mortgage-backed securities are collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs"), and interest only and principal only stripped securities ("IOs" and "POs") which are rated in one of the two top categories by S&P or Moody's. The mortgages backing these securities include conventional 30-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. These mortgages may be supported by various types of insurance, may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantees do not extend to the mortgage-backed securities' yield or value, which are likely to vary inversely with fluctuations in interest rates. These certificates are in most cases "pass through" instruments, through which, except for IOs and POs, the holder receives a share of all interest and principal payments from the mortgages underlying the certificate; in the case of IOs, the holder receives a share only of interest payments, and for POs, a share only of principal payments. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayments that underlie securities purchased at a premium could result in capital losses. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Such acceleration can be expected to reduce the final yield realized by holders of IO securities, perhaps to a negative value. Deceleration of prepayments will reduce somewhat the final yield realized by holders of PO securities.

Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages plus all unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. government, its agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

In addition to mortgage-backed securities, the Intermediate-Term Income Portfolio may invest in securities secured by asset backed securities including company receivables, truck and auto loans, leases, and credit card receivables. These issues may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the paydown characteristics of the underlying financial assets which are passed through to the security holder.

MUNICIPAL SECURITIES

Municipal notes in which the Michigan Tax Free Bond Portfolio may invest, include, but are not limited to, general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes.

The Adviser may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Tax-exempt commercial paper in which the Michigan Tax Free Bond Portfolio may invest will be limited to investments in obligations which are rated at least A-2 by S&P or Prime-2 by Moody's at the time of investment or which are of equivalent quality as determined by the Adviser.

Other types of tax-exempt instruments that are permissible investments for the Michigan Tax Free Bond Portfolio include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Portfolio can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. The Portfolio may use the longer of the period required before the Portfolio is entitled to prepayment under such obligations or the period remaining until the next interest rate adjustment date for purposes of determining the maturity. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity to permit the Michigan Tax Free Bond Portfolio to meet redemptions and remain as fully invested as possible in municipal securities. The Portfolio reserves the right to engage in put transactions. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Portfolio would limit its put transactions to institutions which the Adviser believes present minimum credit risks, and the Adviser would use its best efforts to initially determine and continue to monitor the financial strength of the sellers of the options by evaluating their financial statements and such other information as is available in the marketplace. It may, however be difficult to monitor the financial strength of the writers because adequate current financial information may not be available. In the event that any writer is unable to honor a put for financial reasons, the Portfolio would be general creditor (I.E., on a parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between the Portfolio and the writer may excuse the writer from repurchasing the securities; for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit or a provision in the contract that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. The Portfolio could, however, at any time sell the underlying portfolio security in the open market or wait until the portfolio security matures; at which time it should realize the full par value of the security.

The municipal securities purchased subject to a put, may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Therefore, the put would have value only to the Portfolio. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, the Portfolio could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to the Portfolio, the Portfolio could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the Portfolio may purchase subject to a put but the amount paid directly or indirectly for puts which are not integral parts of the security as originally issued held in the Portfolio will not exceed 1/2 of 1% of the value of the total assets of such Portfolio calculated immediately after any such put is acquired. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Portfolio including such securities the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

SPECIAL FACTORS RELATING TO MICHIGAN MUNICIPAL SECURITIES - Because the Michigan Tax Free Bond Portfolio invests primarily in Michigan Municipal Securities, the Portfolio is more susceptible to factors adversely affecting issuers of Michigan Municipal Securities than a mutual fund that does not invest as heavily in such securities. Investors should consider carefully the special risks inherent in the Portfolio's investment in Michigan Municipal Securities.

Investors should be aware that the economy of the State of Michigan has, in the past, proven to be cyclical, due primarily to the fact that the leading sector of the State's economy is the manufacturing of durable goods.

The State's economy could be affected adversely by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and over-capacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe.

The principal revenues sources for the State's General Fund are taxes from sales, personal income, single business, and excise taxes. Under the State Constitution, expenditures from the General Fund are not permitted to exceed available revenues. The principal expenditures from the General Fund are directed towards education, public protection, mental and public health, and social services.

The Michigan Constitution of 1963 limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year or average of the prior three calendar years, whichever is greater, and this fixed percentage equals the percentage of the 1978-79 fiscal year state government revenues to total calendar 1977 State personal income (which was 9.49%). In the event that the State's total revenues exceed the limit by one percent or more, the Michigan Constitution of 1963 requires that the excess be refunded to taxpayers. Any excess of less than 1% may be transferred to the Budget Stabilization Fund.

There can be no assurance that any financial difficulties the State may experience will not adversely affect the market value or marketability of the Michigan Municipal Securities in the Portfolio or the ability of the respective obligors to pay interest on or principal of the Michigan Municipal Securities in the Portfolio, particularly in view of the dependency of local governments and other authorities upon State aid and reimbursement programs and, in the case of bonds issued by the State Building Authority, the dependency of the State Building Authority on the receipt of rental payments from the State to meet debt service requirements upon such bonds.

The Michigan Tax Free Bond Portfolio may contain general obligation bonds of local units of government pledging the full faith and credit of the local unit which are payable from the levy of AD VALOREM taxes on taxable property within the jurisdiction of the local unit. Challenges to the ability of local units to levy such taxes could have an adverse impact on the AD VALOREM tax bases of such units that could adversely affect their ability to raise funds for operation and debt service requirements.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENTAL ISSUERS - The Prime Obligation Money Market Portfolio may, when deemed appropriate by its Sub-Adviser in light of the Portfolio's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

OPTIONS

The Growth, Michigan Tax Free Bond, International Equity and Intermediate-Term Income Portfolios may write call options on a covered basis only. The Michigan Tax Free Bond and the Intermediate-Term Income Portfolios may also enter into bond futures contracts and options on such contracts. Neither Portfolio will engage in option writing strategies for speculative purposes. The Tax-Managed Equity and Small Cap Value Portfolios may write and sell both call options and put options, provided that the aggregate value of such options does not exceed 15% of the Portfolio's net assets as of the time such options are entered into by the Portfolio.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Portfolio's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Portfolio the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Portfolio's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the

Portfolio against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. A Portfolio is authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (I.E., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Portfolio's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. A Portfolio will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Portfolio to require the Counterparty to sell the option back to the Portfolio at a formula price within seven days. Each Portfolio expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Portfolio or fails to make a cash settlement payment due in accordance with the terms of that option, a Portfolio will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser or Sub-Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

COVERED CALL WRITING - The Growth, International Equity and the Tax-Managed Equity Portfolios may write covered call options on its securities provided the aggregate value of such options does not exceed 10% of that Portfolio's net assets as of the time such options are entered into by the Portfolio. The advantage to a Portfolio of writing covered calls is that the Portfolio receives a premium, which is additional income. However, if the security rises in value, the Portfolio may not fully participate in the market appreciation.

In covered call options written by a Portfolio, the Portfolio will own the underlying security subject to a call option at all times during the option period. Unless a closing purchase transaction is effected, the Portfolio would be required to continue to hold a security, which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by the Portfolio will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

RECEIPTS

Receipts are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements by which a Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. A Portfolio will have actual or constructive possession of the security as collateral for the repurchase agreement. Collateral must be maintained at a value at least equal to 102% of the purchase price. A Portfolio bears a risk of loss in the event the other party defaults on its obligations and a Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities or if a Portfolio realizes a loss on the sale of the collateral. A Portfolio will enter into repurchase agreements on behalf of a Portfolio only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," as defined by Rule 2a-7, which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest short-term rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or
(ii) rated according to the foregoing criteria in the second highest short-term rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

RESTRICTED SECURITIES

The Value Portfolio, Tax-Managed Equity Portfolio and Prime Obligation Money Market Portfolio may invest in restricted securities that are securities in which the Trust may otherwise invest as provided in the Prospectus and this Statement of Additional Information. Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933, as amended (the "Act"), or an exemption from registration. Each of these Portfolios may invest up to 15% (10% for the Prime Obligation Money Market Portfolio) of its net assets in illiquid securities, including restricted securities. Each Portfolio may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING

The Portfolios may lend securities pursuant to agreements requiring that the loans be continuously secured by collateral received (in an amount equal to 102% of the market value of domestic loans and 105% of the market value of loans of foreign securities), and the collateral be marked to market daily to reflect changes in market value of the loaned securities. Such loans will not be made if, as a result, the aggregate amount of all outstanding securities loans for the Portfolio exceed one-third of the value of a Portfolio's total assets taken at fair market value (including any collateral received in connection with such loans). A Portfolio will continue to receive interest on the securities lent while simultaneously earning interest on the investment of the cash collateral in U.S. government securities. However, a Portfolio will normally pay lending fees to such broker-dealers and related expenses from the interest earned on invested collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans are made only to borrowers deemed by the Adviser or Sub-Adviser to be of good standing and when, in the judgment of the Adviser or Sub-Adviser, the consideration which can be earned currently from such securities loans justifies the attendant risk. Any loan may be terminated by either party upon reasonable notice to the other party. The Portfolios may use the Distributor or a broker/dealer affiliate of the Adviser or Sub-Adviser as a broker in these transactions.

SECURITIES OF FOREIGN ISSUERS

There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in effecting repatriation of capital invested abroad, and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Portfolio's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollar, and a Portfolio may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Portfolio.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS")

The Prime Obligation Money Market, Intermediate-Term Income and Value Portfolios may invest in STRIPS, which are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate a Portfolio's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 adopted under the 1940 Act, the Adviser or Sub-Adviser will only purchase STRIPS for the Prime Obligation Money Market Portfolio that have a remaining maturity of 397 days or less; therefore, the Portfolio currently may only purchase interest component parts of U.S. Treasury Securities. The Adviser or Sub-Adviser of a Portfolio will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Prime Obligation Money Market Portfolio.

TIME DEPOSITS

Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY SECURITIES

Certain of the investments of all of the Portfolios may include U.S. Government Agency Securities. Agencies of the U.S. government which issue obligations consist of, among others, the Export Import Bank of the United States, Farmers Home Administration, Federal Farm Credit Bank, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration, and the Tennessee Valley Authority. Obligations of instrumentalities of the U.S. government include securities issued by, among others, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Fannie Mae and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury. Others are supported by the right of the issuer to borrow from the Treasury and still others are supported only by the credit of the instrumentality.

Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing the value of the obligation prior to maturity.

U.S. TREASURY OBLIGATIONS

U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal Book-Entry System known as STRIPS.

VARIABLE AMOUNT MASTER DEMAND NOTES

The Prime Obligation Money Market, Intermediate-Term Income and Michigan Tax Free Bond Portfolios may invest in variable amount master demand notes that may or may not be backed by bank letters of credit. These notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between the Trust, as lender, and the borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes. It is not generally contemplated that such instruments will be traded. The Adviser or Sub-Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratio of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain obligations may carry variable or floating rates of interest, and may involve a conditional or unconditional demand feature. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.

WARRANTS

Warrants are instruments giving holders the right, but not the obligation, to buy equity or fixed income securities of a company at a given price during a specified period.

WHEN-ISSUED SECURITIES

The Prime Obligation Money Market, Intermediate-Term Income and Michigan Tax Free Bond Portfolios may invest in when-issued securities.

These securities involve the purchase of debt obligations on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of commitment to purchase. These Portfolios will only make commitments to purchase obligations on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date. The when-issued securities are subject to market fluctuation, and no interest accrues on the security to the purchaser during this period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing obligations on a when-issued basis is a form of leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case there could be an unrealized loss at the time of delivery.

Each of these Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, the Portfolio will maintain liquid assets on a daily basis that are equal to the amount of such commitments.

ZERO COUPON, PAY-IN-KIND AND DEFERRED PAYMENT SECURITIES

Zero coupon securities are securities that are sold at a discount to par value and securities on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received "phantom income" annually. Because a Portfolio will distribute its "phantom income" to shareholders, to the extent that shareholders elect to receive dividends in cash rather than reinvesting such dividends in additional shares, a Portfolio will have fewer assets with which to purchase income producing securities. Alternatively, shareholders may have to redeem shares to pay tax on this "phantom income." In either case, a Portfolio may have to dispose of its fund securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing cash to satisfy distribution requirements. A Portfolio accrues income with respect to the securities prior to the receipt of cash payments. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES (ALL PORTFOLIOS EXCEPT INTERNATIONAL EQUITY)

The following policies are fundamental and may not be changed without the consent of a majority of a Portfolio's outstanding shares, except for the limitations provided in paragraphs 9 and 11 below, which are non-fundamental policies only for the Value Portfolio. The term "a majority of a Portfolio's outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's shares, whichever is less.

A Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of a Portfolio's assets. This limitation does not apply to the Michigan Tax Free Bond Portfolio or the Tax-Managed Equity Portfolio. As a money market fund, the Prime Obligation Money Market Portfolio is subject to additional diversification requirements.

2. Purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (a) investments in the obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and repurchase agreements involving such securities, (b) investments in tax-exempt securities issued by governments or political subdivisions of government or (c) obligations issued by domestic branches of United States banks or United States branches of foreign banks subject to the same regulations as United States banks. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) loan participations are considered to be issued by both the issuing bank and the underlying corporate borrower.

3. Make loans, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending.

4.    Acquire more than 10% of the voting securities of any one issuer.

5.    Invest in companies for the purpose of exercising control.

6. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding one-third of the value of total assets. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Portfolio's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Portfolio shall, within three days thereafter or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowings in excess of 5% of a Portfolio's total assets will be repaid before making additional investments and any interest paid on such borrowings will reduce income.

7. Pledge, mortgage or hypothecate assets except to secure temporary borrowings permitted by (3) above in aggregate amounts not to exceed 10% of total assets taken at current value at the time of the incurrence of such loan, except as permitted with respect to securities lending.

8. Purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to their permitted investments, any Portfolio may invest in companies that invest in real estate commodities or commodities contracts and may invest in financial futures contracts and related options.

9. Make short sales of securities, maintain a short position or purchase securities on margin, except that the Trust may obtain short-term credits as necessary for the clearance of security transactions.

10. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter under federal securities laws in selling a portfolio security.

11. Purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder. The Prime Obligation Money Market Portfolio will invest in the shares of another money market fund only if (i) such other money market fund is subject to Rule 2a-7 under the 1940 Act; (ii) such other money market fund has investment criteria equal to or higher than those of such Portfolio; and
      (iii) the Trust's Board of Trustees monitors the activities of such other money market fund. The Portfolios are prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, any such Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolios assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolios.

12. Issue senior securities (as defined in the 1940 Act), except in connection with permitted borrowings as described above or as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES (ALL PORTFOLIOS EXCEPT INTERNATIONAL EQUITY)

The following investment limitations of the Portfolios are non-fundamental and may be changed by the Trust's Board of Trustees without shareholder approval.

No Portfolio may invest in illiquid securities in an amount exceeding, in the aggregate, 15% of a portfolio's net assets (10% for the Prime Obligation Money Market Portfolio).

No Portfolio may invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

The Growth Portfolio shall invest at least 80% of its net assets, under normal circumstances, in common stocks of established U.S. companies with large market capitalizations (in the upper 90% of the Russell 1000 Growth Index).

The Value Portfolio shall invest at least 80% of its net assets, under normal circumstances, in common stocks of established U.S. companies with medium to large market capitalizations (in excess of $3 billion).

The Tax-Managed Equity Portfolio shall invest at least 80% of its net assets, under normal circumstances, in common stocks of well-established U.S. companies with large market capitalizations (in excess of $5 billion).

The Small Cap Value Portfolio shall invest at least 80% of its net assets, under normal circumstances, in common stocks of U.S. companies with small capitalizations (less than $2 billion).

The Intermediate-Term Income Portfolio shall invest at least 80% of its net assets, under normal circumstances, in fixed income obligations issued by the U.S. Treasury and U.S. government agencies, including mortgage backed securities rated in one of the top two ratings categories, and in U.S. corporate debt rated in one of the top three ratings categories.

The Michigan Tax Free Bond Portfolio shall invest at least 80% of its net assets, under normal circumstances, in municipal securities that generate income exempt from federal and Michigan state income taxes.

The foregoing percentages, except with respect to borrowings and illiquid securities, will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

FUNDAMENTAL POLICIES (INTERNATIONAL EQUITY PORTFOLIO)

The following investment limitations are fundamental policies of the International Equity Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's shares present at a meeting, if more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the Portfolio's outstanding shares, whichever is less.

The International Equity Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Portfolio. This restriction applies to 75% of the Portfolio's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities.

      For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Portfolio has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets. The Portfolio will not purchase securities while its borrowing exceeds 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Portfolio may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that the Portfolio may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

7. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES (INTERNATIONAL EQUITY PORTFOLIO)

The following investment policies are non-fundamental policies of the International Equity Portfolio and may be changed with respect to the Portfolio by the Board of Trustees.

The Portfolio may not:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% of the Portfolio's net assets.

2. Purchase securities on margin or effect short sales, except that the Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. Pledge, mortgage or hypothecate assets except to secure borrowing permitted by the Portfolio's fundamental limitation on borrowing.

5.    Invest in companies for the purpose of exercising control.

6.    Invest in real estate limited partnerships.

7. Invest in interests in oil, gas or other mineral exploration or development programs and oil, gas or mineral leases.

In addition, the Portfolio shall:

8. Invest at least 80% of its net assets, under normal circumstances, in common stocks of foreign companies.

The foregoing percentages are: (i) based on total assets (except for policy numbers 1 and 8, which are based on net assets); (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER

GENERAL. CB Capital Management, Inc. (the "Adviser"), 328 S. Saginaw Street, Flint, Michigan 48502, a wholly owned subsidiary of Citizens Bank, serves as investment adviser to the Portfolios pursuant to an investment advisory agreement (the "Advisory Agreement") with the Trust. Citizens Bank was incorporated in 1871 in the State of Michigan. Citizens Bank is a wholly-owned subsidiary of Citizens Banking Corporation. Citizens Banking Corporation is an interstate bank holding company with over $8.4 billion in assets and 202 banking offices in Michigan and Illinois. As of January 1, 2002, the Adviser's total assets under management were $3.1 billion. The Adviser has managed bank common funds, pension plan assets and personal trust assets since 1927. The Adviser's sole experience as an investment adviser to investment companies is as investment adviser to the Trust.

ADVISORY AGREEMENT WITH THE TRUST. Under the Advisory Agreement, the Adviser is responsible for the investment decisions for each Portfolio, and continuously reviews, supervises and administers each Portfolio's investment program. The Advisory Agreement also provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Portfolios by a majority of the outstanding shares of the Portfolios, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

The Trust and the Adviser have employed Wellington Management Company, LLP as the investment sub-adviser to the Prime Obligation Money Market Portfolio, Systematic Financial Management, L.P. as the investment sub-adviser to the Value Portfolio and Small Cap Value Portfolios, Nicholas-Applegate Capital Management LLC as the investment sub-adviser to the Growth Portfolio and the Tax-Managed Equity Portfolio, and BlackRock International, Ltd., as the investment sub-adviser to the International Equity Portfolio , to manage the Portfolios on a day-to-day basis, in each case subject to the supervision of the Adviser and the Trustees. In conjunction with the Adviser, each investment sub-adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the Portfolio's investment program. See "The Sub-Advisers."

ADVISORY FEES PAID TO THE ADVISER. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Portfolio as follows: Growth Portfolio, 0.34%; Value Portfolio, 0.29% on the first $50 million, 0.39% on the next $50 million, and 0.34% on any amount above $100 million; Tax-Managed Equity Portfolio, 0.34%; Small Cap Value Portfolio; 0.34%, International Equity Portfolio; 0.30%; Intermediate-Term Income Portfolio, 0.50%; Michigan Tax Free Bond Portfolio, 0.50%; and Prime Obligation Money Market Portfolio, 0.225% on the first $500 million, and 0.28% in excess of $500 million. The Adviser has voluntarily agreed to waive a portion of its fees in order to limit the total operating expenses of Institutional and Class A shares of the Portfolios, from exceeding the following amounts:

PORTFOLIO                                         INSTITUTIONAL CLASS    CLASS A
---------                                         -------------------    -------

Growth Portfolio                                         1.10%            1.35%
Value Portfolio                                          1.10%            1.35%
Tax-Managed  Equity Portfolio                            1.10%            1.35%
Small Cap Value Portfolio                                1.35%            1.60%
International Equity Portfolio                           1.50%            1.75%
Intermediate-Term Income Portfolio                       0.65%            0.90%
Michigan Tax Free Bond Portfolio                         0.65%            0.90%
Prime Obligation Money Market Portfolio                  0.40%            0.65%

The Adviser reserves the right, in its sole discretion, to terminate all or part of its voluntary fee waiver at any time.

The Adviser will not be required to bear expenses of any Portfolio of the Trust to an extent which would result in a Portfolio's inability to qualify as a "regulated investment company" (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

For the fiscal years ended January 31, 2000, 2001 and 2002, the Portfolios paid the following advisory fees to the Adviser:


                                              FEES PAID (000)         FEES WAIVED (000)
                                              ---------------         -----------------
PORTFOLIO                                   2000    2001    2002    2000    2001    2002
---------                                   ----    ----    ----    ----    ----    ----
Growth Portfolio                            $205    $289    $226    $  0    $  0    $  0
Value Portfolio                             $173    $278    $282    $  0    $  0    $  9
Tax-Managed Equity Portfolio                $ 75    $ 94    $ 50    $ 37    $ 26    $ 17
Small Cap Value Portfolio                   $ 20    $180    $197    $ 29    $ 19    $ 18
International Equity Portfolio                 *    $ 25    $ 36       *    $ 14    $ 61
Intermediate-Term Income Portfolio          $542    $577    $506    $238    $253    $242
Michigan Tax Free Bond Portfolio            $307    $296    $258    $154    $151    $155
Prime Obligation Money Market  Portfolio    $ 24    $ 38    $ 24    $260    $261    $301

----------
*     Not in operation during such period.

THE SUB-ADVISERS

Wellington Management Company, LLP (a "Sub-Adviser" or "Wellington Management") serves as the investment sub-adviser for the Prime Obligation Money Market Portfolio, Systematic Financial Management, L.P. (a "Sub-Adviser" or "Systematic Financial") serves as investment sub-adviser for the Value Portfolio and Small Cap Value Portfolio, Nicholas-Applegate Capital Management, LLC (a "Sub-Adviser" or "Nicholas-Applegate") serves as investment sub-adviser for the Growth Portfolio and Tax-Managed Equity Portfolio and BlackRock International, Ltd., (a "Sub-Adviser" or "BIL") serves as investment sub-adviser for the International Equity Portfolio pursuant to sub-advisory agreements (each, a "Sub-Advisory Agreement") with the

Trust and/or the Adviser. Under each Sub-Advisory Agreement, the Sub-Adviser manages the investments of the appropriate Portfolio, selects investments, and places all orders for purchases and sales of the Portfolio's securities, subject to the general supervision of the Trustees of the Trust and the Adviser.

WELLINGTON MANAGEMENT COMPANY, LLP ("WELLINGTON MANAGEMENT")

GENERAL. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services to investment companies since 1928. Wellington Management Company, LLP, 75 State Street, Boston, MA 02109, is a Massachusetts limited liability partnership, of which the following persons are managing partners: Laurie A Gabriel, Duncan M. McFarland and John R. Ryan.

SUB-ADVISORY FEES PAID TO WELLINGTON MANAGEMENT. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, Wellington Management is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .075% of the first $500 million of net assets and .02% of net assets in excess of $500 million.

For the fiscal years ended January 31, 2000, 2001 and 2002, Wellington Management received the following sub-advisory fees from the Portfolio:

                                                FEES PAID (000)           FEES WAIVED (000)
                                                ---------------           -----------------
PORTFOLIO                                    2000     2001     2002     2000     2001     2002
---------                                    ----     ----     ----     ----     ----     ----
Prime Obligation Money Market Portfolio     $  95    $ 100    $ 109    $   0    $   0    $   0

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LLC ("NICHOLAS-APPLEGATE")

GENERAL. Nicholas-Applegate serves as the investment sub-adviser for the Growth Portfolio and the Tax-Managed Equity Portfolio. Nicholas-Applegate has operated as a registered investment adviser providing investment advisory services for a wide variety of clients including employee benefit plans, university endowments, foundations, public retirement systems and unions, other institutional investors and individuals since 1984 and, since April 1987, investment companies. Nicholas-Applegate is controlled by Allianz of America, Inc. ("AZOA"). Allianz AG, the parent of AZOA, is a publicly traded German Aktiengesellschaft (a German publicly traded company), which, together with its subsidiaries, comprises one of the world's largest insurance group (the "Allianz Group"). Allianz AG's address is: Koeniginstrasse 28, D-80802, Munich, Germany. The principal business address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, California 92101.

SUB-ADVISORY FEES PAID TO NICHOLAS-APPLEGATE. For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Nicholas-Applegate is entitled to receive from the Portfolios a fee, calculated daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of each Portfolio.

For the fiscal years ended January 31, 2000, 2001 and 2002, Nicholas-Applegate received the following sub-advisory fees from the Growth and Tax-Managed Equity
Portfolios:

                                        FEES PAID (000)        FEES WAIVED (000)
                                        ---------------        -----------------
                                    2000     2001     2002    2000   2001   2002
                                    ----     ----     ----    ----   ----   ----
PORTFOLIO
---------

Growth  Portfolio                   $241     $340     $267     $0     $0     $0

Tax-Managed Equity Portfolio        $130     $142     $ 78     $0     $0     $0

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

GENERAL. Systematic Financial serves as the investment sub-adviser for the Value and Small Cap Value Portfolios. Systematic Financial was established in 1982 and has managed these portfolios on a discretionary basis since their inception. Systematic Financial's clients include foundations, pension funds, public retirement systems and Taft-Hartley plans as well as other institutional investors and individuals. Systematic Financial's value strategy, which was originally developed by its Chief Investment Officer, has been employed since the early 1980's. Systematic Financial is a Delaware limited partnership, with Affiliated Managers Group (AMG) owning a majority share. AMG is a publicly traded asset management company that acquires and holds interests in a diverse group of growing, mid-sized investment management firms. The principal business address of AMG is 600 Hale Street, Prides Crossing, MA 01965. The principal business address of Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd. Glenpointe East, 7th Floor Teaneck, NJ 07666.

SUB-ADVISORY FEES PAID TO SYSTEMATIC FINANCIAL. For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, Systematic Financial is entitled to receive from the Value Portfolio a fee, calculated daily and paid monthly, at an annual rate of 0.45% of the first $50 million, 0.35% of the next $50 million and 0.40% of any amount above $100 million of the average daily net assets of the Value Portfolio and 0.65% of the average daily net assets of the Small Cap Value Portfolio.

For the fiscal years ended January 31, 2000, 2001 and 2002, Systematic Financial received the following sub-advisory fees from the Portfolios:

                                        FEES PAID (000)        FEES WAIVED (000)
                                        ---------------        -----------------
PORTFOLIO                            2000     2001     2002   2000   2001   2002
---------                            ----     ----     ----   ----   ----   ----

Value Portfolio                      $249     $344     $356     $0     $0     $0

Small Cap Value Portfolio            $ 93     $380     $412     $0     $0     $0

BLACKROCK INTERNATIONAL, LTD.

GENERAL. BlackRock International, Ltd. (BIL) serves as the investment sub-adviser for the International Equity Portfolio. The principal address of BIL is 40 Torphichen Street, Edinburgh EH3 8JB Scotland, U.K. BIL selects, buys and sells securities for the Portfolio under the supervision of the Adviser and the Board of Trustees. BIL is a wholly-owned subsidiary of BlackRock, Inc. (BlackRock), one of the largest publicly traded investment management firms in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management advice and investment systems services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is a member of the PNC Financial Services Group (NYSE: PNC), and is majority-owned by PNC and BlackRock employees.

SUB-ADVISORY FEES PAID TO BIL. For the services provided and the expenses incurred pursuant to the Sub-Advisory Agreement, BIL is entitled to receive from the Portfolio a fee, calculated daily and paid monthly, at an annual rate of 0.60% up to $35 million; 0.50% on assets $35 million to $100 million; 0.40% on assets above $100 million of the average daily net assets of the Portfolio.

For the fiscal period ended January 31, 2001 and 2002, the BIL received the following sub-advisory fees from the Portfolio:

                                          FEES PAID (000)    FEES WAIVED (000)
                                          ---------------    -----------------

      PORTFOLIO                            2001      2002      2001      2002
      ---------                            ----      ----      ----      ----

       International Equity Portfolio     $  76     $ 193     $   0     $   0

THE ADMINISTRATOR

GENERAL. SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., Armada Funds, The Armada Advantage Fund, Bishop Street Funds Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., The Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Golden Oak Family of Funds until May 19, 2002, and thereafter shall continue in effect for successive two-year periods subject to annual review by the Trustees.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .20% of the average daily net assets of the Growth, Value, Tax-Managed Equity, Small Cap Value, International Equity, Intermediate-Term Income, Michigan Tax Free Bond and Prime Obligation Money Market Portfolios. The Value, Small Cap Value, and the Michigan Tax Free Bond Portfolios are also subject to a minimum fee of $50,000.

For the fiscal years ended January 31, 2000, 2001 and 2002, the Administrator received the following fees:

                                                FEES PAID (000)       FEES WAIVED (000)
                                                ---------------       -----------------
PORTFOLIO                                   2000     2001     2002   2000   2001   2002
---------                                   ----     ----     ----   ----   ----   ----
Growth Portfolio                            $120     $170     $133     $0     $0     $0

Value Portfolio                             $114     $168     $175     $0     $0     $0

Tax-Managed Equity Portfolio                $ 65     $ 71     $ 39     $0     $0     $0

Small Cap Value Portfolio                   $ 30     $117     $127     $0     $0     $0

International Equity Portfolio                 *     $ 25     $ 65      *     $0     $0

Intermediate-Term Income Portfolio          $312     $332     $299     $0     $0     $0

Michigan Tax Free Bond Portfolio            $184     $179     $165     $0     $0     $0

Prime Obligation Money Market Portfolio     $253     $266     $289     $0     $0     $0

----------
*     Not in operation during such period.

THE DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments, and the Trust are parties to a distribution agreement (the "Distribution Agreement"), which applies to Institutional and Class A shares of the Portfolio.

The Distribution Agreement shall be reviewed and ratified at least annually (i) by the Trust's Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution

Agreement will terminate in the event of any assignment, as defined in the 1940 Act, and is terminable with respect to a particular Portfolio on not less than 60 days' notice by the Trust's Trustees, by vote of a majority of the outstanding shares of the Portfolio or by the Distributor. The Distributor will receive no compensation for distribution of Institutional shares. Class A has a distribution plan (the "Class A Distribution Plan")

The Distribution Agreement is renewable annually and may be terminated by the Distributor, the Qualified Trustees (defined below), or by a majority vote of the outstanding securities of the Trust upon not more than 60 days' written notice by either party.

The Distributor may, from time to time in its sole discretion, institute one or more promotional incentive programs for dealers, which will be paid for by the Distributor from any sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, and lodgings, and gifts that do not exceed $100 per year, per individual.

DISTRIBUTION PLAN. The Trust has adopted the Class A Distribution Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plans must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons of the Trust, and have no direct or indirect financial interest in the operation of such Plans or any agreements related to them ("Qualified Trustees"). The Plans require that quarterly written reports of amounts spent under each Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plans may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the Trust. All material amendments of the Plans will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

CLASS A DISTRIBUTION PLAN

The Distribution Agreement and the Class A Distribution Plan adopted by the Class A shareholders provides that the Class A shares of the Portfolio will pay the Distributor a fee of 0.25% of the average daily net assets which the Distributor can use to compensate/broker dealers and service providers, including the Adviser and its affiliates which provide administrative and/or distribution services to the Class A shareholders or their customers who beneficially own Class A shares. The Class A Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution or shareholder service expenses incurred by the Distributor or the amount or payments made to financial institutions and intermediaries. The Trust intends to operate the Class A Plan in accordance with its terms and with the NASD rules concerning sales charges.

For the fiscal years ended January 31, 2000, 2001, and 2002 Portfolios paid the following distribution fees:

                                                      DISTRIBUTION FEES PAID
                                                      ----------------------
PORTFOLIO                                          2000        2001        2002
---------                                          ----        ----        ----
Growth Portfolio                                 $13,564     $32,189     $21,891
Value Portfolio                                  $11,463     $21,720     $19,961
Tax-Managed Equity Portfolio                     $   386     $ 1,277     $ 1,187
Small Cap Value Portfolio                        $ 3,717     $11,876     $15,808
International Equity Portfolio                         *     $   202     $ 1,300
Intermediate-Term Income Portfolio               $15,488     $15,834     $18,327
Michigan Tax Free Bond Portfolio                 $ 1,082     $ 1,051     $ 1,741
Prime Obligation Money Market Portfolio          $17,486     $22,807     $36,106

----------
*     Not in operation during such period.

DEALER REALLOWANCES. Class A Shares of the Portfolios are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A Shares.

--------------------------------------------------------------------------------------------------------
                                         DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                              --------------------------------------------------------------------------
                                            $50,000     $100,000     $250,000     $500,000
                                           but less     but less     but less     but less
                              Less than      than         than         than         than      $1,000,000
       PORTFOLIO               $50,000     $100,000     $250,000     $500,000    $1,000,000    and over
--------------------------------------------------------------------------------------------------------
Growth                          5.75%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------
Value                           5.75%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------
Tax-Managed Equity              5.75%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------
Small Cap Value                 5.75%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------
International Equity            5.75%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------
Intermediate-Term Income        4.50%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------
Michigan Tax Free Bond          4.50%        4.50%        3.50%        2.60%        2.00%        None
--------------------------------------------------------------------------------------------------------

There is no sales charge imposed on shares of the Golden Oak Prime Obligation Money Market Portfolio.

THE TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, Missouri 64105 (the "Transfer Agent"), serves as the transfer agent and dividend disbursing agent for the Portfolios under a transfer agency agreement with the Trust.

THE CUSTODIAN

First Union National Bank, 123 S. Broad Street, Philadelphia, Pennsylvania 19109 (the "Custodian") acts as custodian of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. In addition, with respect to the International Equity Portfolio, State Street Bank (the "Sub-Custodian") serves as sub-custodian for the Portfolio's assets maintained in foreign countries.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes are on file with the SEC, and are available to the public.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Miller, Canfield, Paddock and Stone, P.L.C. serves as counsel to the Adviser with respect to Michigan state issues.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP serves as the independent accountants of the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Portfolios are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for the overseeing each of the Portfolios and each of the Trust's fourteen funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the trust, length of term of office, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* (since
1993) -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee** (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1993) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)-- Trustee** (since 1993)-- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

EUGENE B. PETERS (DOB 06/03/29)-- Trustee** (since 1993)-- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** (since 1993) -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-- Trustee** (since 1999)-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991- December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund,

The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

----------
* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters, Storey and Sullivan serve as members of the Audit Committee of the Trust.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet in during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board's continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Portfolio and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Portfolio service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Portfolio compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Portfolio's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Portfolio-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) each Portfolio's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Portfolio service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Portfolios; and (c) agreed to renew the Agreement for another year.

PORTFOLIO SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Portfolios as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 ("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

----------------------------------------------------------------------------------------
   NAME                   PORTFOLIO              DOLLAR RANGE OF      AGGREGATE DOLLAR
                                                PORTFOLIO SHARES*   RANGE OF SHARES (ALL
                                                                        PORTFOLIOS)*
----------------------------------------------------------------------------------------
  Nesher       Growth                                 None                  None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
               Small Cap Value                        None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------
               Growth                                 None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
  Cooney       Small Cap Value                        None                  None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------
               Growth                                 None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
   Doran       Small Cap Value                        None                  None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------
               Growth                                 None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
 Patterson     Small Cap Value                        None                  None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------
               Growth                                 None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
  Peters       Small Cap Value                        None                  None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------
               Growth                                 None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
  Storey       Small Cap Value                        None                  None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------
               Growth                                 None
               --------------------------------------------------
               Value                                  None
               --------------------------------------------------
               Tax-Managed Equity                     None
               --------------------------------------------------
 Sullivan      Small Cap Value                        None                  None
               --------------------------------------------------
               International Equity                   None
               --------------------------------------------------
               Intermediate-Term Income               None
               --------------------------------------------------
               Michigan Tax Free Bond                 None
               --------------------------------------------------
               Prime Obligation Money Market          None
----------------------------------------------------------------------------------------

*     Valuation date is December 31, 2001.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year.

The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust. The Trust pays the fees for unaffiliated Trustees.


                                                   Compensation Table

                                            Aggregate                                                           Total Compensation
                                           Compensation                                                         From the Trust and
                                          from the Trust            Pension or                                   Portfolio Complex
                                          for the Fiscal            Retirement              Estimated          Paid to Trustees for
                                            Year Ended           Benefits Accrued        Annual Benefits          the Fiscal Year
                                           January 31,              as Part of                 Upon                    Ended
    Name of Person, Position                 2002 (1)           Portfolio Expenses          Retirement         January 31, 2002 (1)
    ------------------------                 --------           ------------------          ----------         --------------------
John T. Cooney, Trustee                     $7,194.67                  N/A                     N/A                   $7,194.67
George C. Sullivan, Jr., Trustee            $7,194.67                  N/A                     N/A                   $7,194.67
Robert Patterson, Trustee                   $7,194.67                  N/A                     N/A                   $7,194.67
Eugene B. Peters, Trustee                   $7,194.67                  N/A                     N/A                   $7,194.67
James M. Storey, Trustee                    $7,194.67                  N/A                     N/A                   $7,194.67
William M. Doran, Trustee*                  $       0                  N/A                     N/A                   $       0
Robert A. Nesher, Trustee*                  $       0                  N/A                     N/A                   $       0

----------
(1)   The Arbor Fund is the only Trust in the Fund Complex

*     A Trustee who is an "interested person" as defined by the 1940 Act.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Executive Officers of the Trust. Unless otherwise noted, the business address of each Officer is SEI Investments Company, Oaks, Pennsylvania 19456. None of the Officers receive compensation from the Trust for their services.

Certain officers of the Trust also serve as officers of some or all of the following: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., Armada Funds, The Armada Advantage Fund, Bishop Street Funds Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., The Expedition Funds, First Focus Funds, Inc., Friends Ivory Funds, HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II, each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and, except for PBHG Advisor Funds, Inc., UAM Funds, Inc., UAM Funds, Inc. II, UAM Funds Trust, Excelsior Funds, Inc., Excelsior Funds Trust, and Excelsior Tax Exempt Funds, Inc., distributed by SEI Investments Distribution Co.

JAMES R. FOGGO (DOB 06/30/64) -- President (since 2000) -- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate at Paul Weiss, Rifkind, Wharton & Garrison, 1998. Associate at Baker & McKenzie, 1995-1998. Associate at Battle Fowler L.L.P., 1993-1995. Operations Manager, The Shareholder Services Group, Inc., 1986-1990.

TIMOTHY D. BARTO (DOB 03/28/68) -- Vice President and Assistant Secretary (since
2000) -- Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1994-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate at Dewey Ballantine, 1994-1995. Associate at Winston & Strawn, 1991-1994.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

PETER GOLDEN (DOB 06/27/64) -- Controller and Chief Financial Officer (since
2001) - Director of Funds Accounting of SEI Investments since June 2001; Vice President of Fund Administration, J. P. Morgan Chase & Co., March 2000-April 2001; Vice President, Fund and Pension Accounting, June 1997-March 2000; Administration Officer/Mutual Fund Servicing, Brown Brothers Harriman, May 1993-June 1997.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

SHERRY K. VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2002) -- Vice President and Assistant Secretary of the Administrator and the Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation 1992-2000.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68) - Vice President and Secretary (since
2000) - Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group, 1998-2000. Associate at Pepper Hamilton LLP, 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol, 1994-1997.

JENNIFER SPRATLEY (DOB 02/13/69) -- Controller and Chief Financial Officer (since 2000) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

JOHN C. MUNCH (DOB 05/07/71) - Vice President and Assistant Secretary - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorvoski Canady Falk & Rabkin, 1998-2001. Associate at Seward & Kissel, 1996-1998.

COMPUTATION OF YIELD

From time to time, each Portfolio may advertise yield and/or total return. These figures will be based on historical earnings and are not intended to indicate future performance.

The "yield" of the Portfolios refers to the income generated by an investment in a Portfolio over a seven-day or 30-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day or 30-day period is assumed to be generated each seven-day or 30-day period over a year and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

The current yield of the Prime Obligation Money Market Portfolio will be calculated daily based upon the seven days ending on the date of calculation ("base period"). The yield is computed by determining the net change (exclusive of capital changes) in the value of a hypothetical pre-existing shareholder account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing such net change by the value of the account at the beginning of the same period to obtain the base period return and multiplying the result by (365/7). Realized and unrealized gains and losses are not included in the calculation of the yield. The effective compound yield of the Portfolio is determined by computing the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula: Effective Yield = (Base Period Return + 1) 365/7) - 1. The current and the effective yields reflect the reinvestment of net income earned daily on portfolio assets.

The yield of the Portfolio fluctuates, and the annualization of a week's dividend is not a representation by the Trust as to what an investment in the Portfolio will actually yield in the future. Actual yields will depend on such variables as asset quality, average asset maturity, the type of instruments the Portfolio invests in, changes in interest rates on money market instruments, changes in the expenses of the Portfolio and other factors.

For the 7-day period ended January 31, 2002, the Prime Obligation Money Market Portfolio's yield was 1.51% for Institutional Shares and 1.26%% for Class A Shares and the effective yield was 1.52% for Institutional Shares and 1.26% for Class A Shares.

The yield of a non-Money Market Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that period generated each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula: Yield = 2([(a-b)/(cd) + 1]6 - 1), where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the current daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

The Michigan Tax Free Bond Portfolio may also advertise a "tax-equivalent yield," which is a calculated by determining the rate of return that would have to be achieved on a fully taxable instrument to produce the after-tax equivalent of the Portfolio's yield, assuming certain tax brackets for a shareholder. The tax-equivalent yield of the Portfolio will be calculated by adding (a) the portion of the Portfolio's yield that is non-tax-exempt and (b) the result obtained by dividing the portion of the Portfolio's yield that is tax-exempt by the difference of one minus a stated income tax rate.

For the 30-day period ended January 31, 2002, the Portfolios' yields and tax-equivalent yields were as follows:


                                                 Yields             Tax-Equivalent Yields
                                                 ------             ---------------------

Portfolio                             Institutional    Class A    Institutional   Class A
---------
Growth Portfolio                         (0.42)%       (0.63)%         N/A          N/A

Value Portfolio                           0.43%         0.17%          N/A          N/A

Tax-Managed Equity Portfolio              0.20%        (0.03)%         N/A          N/A

Small Cap Value Portfolio                 0.23%        (0.08)%         N/A          N/A

International Equity Portfolio           (1.50%)       (1.65)%         N/A          N/A

Intermediate Term Income Portfolio        4.73%         4.27%          N/A          N/A

Michigan Tax-Free Bond Portfolio          3.37%         2.98%         6.02%        5.32%

The Portfolios may, from time to time, compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Portfolio refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Portfolio refers to the average annual compounded rate of return, taking into account the tax impact of Portfolio dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Portfolio's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Portfolio distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Portfolios are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Portfolios are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Portfolio refers to the average annual compounded rate of return, taking into account the tax impact of Portfolio dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Portfolio's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Portfolio distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Portfolios are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Portfolios are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) are not factored into the calculation.

The calculation of total return assumes reinvestment of all dividends and capital gain distribution on the reinvestment dates during the period and that the entire investment is redeemed at the end of the period. The performance results listed below refer to results for the fiscal year, the five year period, the ten-year period, and the period from each Portfolio's inception ended January 31, 2002.

                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                     ---------------------------

PORTFOLIO (INCEPTION DATE)                               ONE-YEAR       FIVE-YEAR     TEN-YEAR  SINCE INCEPTION
--------------------------                               --------       ---------     --------  ---------------
Growth Portfolio

   Institutional (2/1/93)                                (31.18)%         8.80%            *         9.79%

   Class A (without load) (6/18/93)                      (31.40)%         8.48%            *        10.44%

   Class A (with load) (6/18/93)                         (35.36)%         7.19%            *         9.68%

   AFTER-TAXES ON DISTRIBUTIONS**                        (31.53)%         4.37%            *         6.57%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**         (18.82)%         6.47%            *         7.38%

Value Portfolio

   Institutional (6/23/97)+                              (14.33)%         7.14%        10.90%        5.04%

   Class A (without load) (6/23/97)+                     (14.61)%         6.82%        10.56%        4.73%

   Class A (with load) (6/23/97)+                        (19.54)%         5.56%         9.90%        3.39%

   AFTER-TAXES ON DISTRIBUTIONS ***                      (15.51)%            *             *         2.33%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION ***        (8.58)%            *             *         3.34%

Tax-Managed Equity Portfolio

   Institutional (4/30/99)++                             (13.37)%         4.91%        10.19%       (8.49)%

   Class A (without load) (4/30/99)++                    (13.53)%         4.58%         9.98%       (8.74)%

   Class A (with load) (4/30/99)++                       (18.53)%         3.36%         9.25%      (10.69)%

   AFTER-TAXES ON DISTRIBUTIONS***                       (14.24)%            *             *       (11.23)%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION***         (7.46)%            *             *        (6.31)%


                                                                     AVERAGE ANNUAL TOTAL RETURN
                                                                     ---------------------------

PORTFOLIO (INCEPTION DATE)                               ONE-YEAR       FIVE-YEAR     TEN-YEAR  SINCE INCEPTION
--------------------------                               --------       ---------     --------  ---------------
Small Cap Value Portfolio

   Institutional (9/1/99)                                 14.64%             *             *        19.19%

   Class A (without load) (9/1/99)                        14.37%             *             *        18.88%

   Class A (with load) (9/1/99)                            7.83%             *             *        16.00%

   AFTER-TAXES ON DISTRIBUTIONS**                         10.42%             *             *        15.96%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**          11.74%             *             *        14.56%

International Equity Portfolio

   Institutional (7/10/00)                               (24.86)%            *             *       (22.49)%

   Class A (without load) (7/10/00)                      (24.97)%            *             *       (22.69)%

   Class A (with load) (7/10/00)                         (29.29)%            *             *       (25.56)%

   AFTER-TAXES ON DISTRIBUTIONS**                        (24.86)%            *             *       (22.60)%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**         (15.24)%            *             *       (17.73)%

Intermediate-Term Income Portfolio

   Institutional (2/1/93)                                  6.88%          6.30%            *         5.72%

   Class A (without load) (6/18/93)                        6.73%          6.04%            *         5.40%

   Class A (with load) (6/18/93)                           1.90%          5.07%            *         4.84%

   AFTER-TAXES ON DISTRIBUTIONS**                          4.55%          3.94%            *         3.44%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**           4.16%          3.86%            *         3.42%

Michigan Tax Free Bond Portfolio

   Institutional (6/23/97)+++                              5.42%          5.07%         5.26%        5.07%

   Class A (without load) (6/23/97)+++                     5.15%          4.87%         5.01%        4.88%

   Class A (with load) (6/23/97)+++                        0.40%          3.91%         4.53%        3.84%

   AFTER-TAXES ON DISTRIBUTIONS***                         5.32%             *             *         5.03%

   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION***          5.13%             *             *         4.95%

Prime Obligation Money Market Portfolio

   Institutional (2/1/93)                                  3.46%          5.09%            *         4.83%

   Class A (1/20/94)                                       3.20%          4.83%            *         4.81%

----------
*     Not in operation during such period.

** After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary.

*** After-tax returns are shown for only the Institutional Shares. After-tax returns for other classes will vary. After-tax returns reflect the Portfolio's returns after it registered as a mutual fund. It is not possible to calculate after-tax returns for periods before the Portfolio's registration as a mutual fund.

+ The performance information shown prior to the inception date listed represents performance of a similarly managed common trust fund which commenced operations on February 28, 1985. The common trust fund's performance has been adjusted to reflect the expenses applicable to each class of shares.

++ The performance information shown prior to the inception date listed represents performance of a similarly managed common trust fund which commenced operations on December 31, 1987. The common trust fund's performance has been adjusted to reflect the expenses applicable to each class of shares.

+++ The performance information shown prior to the inception date listed represents performance of a similarly managed common trust fund which commenced operations on April 30, 1987. The common trust fund's performance has been adjusted to reflect the expenses applicable to each class of shares.

PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange is open for business. Shares of the Portfolios are offered on a continuous basis. Currently, the holidays observed by the Trust and the New York Stock Exchange are as follows: New Year's Day, Presidents' Day, Martin Luther King Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay for the redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Portfolios in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. However, a shareholder will at all times be entitled to aggregate cash redemptions from all Portfolios of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Portfolio's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Portfolio for any period during which the New York Stock Exchange, the Adviser, the applicable Sub-Adviser, the Administrator and/or the Custodian are not open for business.

LETTER OF INTENT

Reduced sales charges are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intent provided to the Trust's transfer agent, that does not legally bind the signer to purchase any set number of shares and provides for the holding in escrow by the Administrator of 5% of the amount purchased until such purchase is completed within the 13-month period. A Letter of Intent may be dated to include shares purchased up to 90 days prior to the date the Letter of Intent is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to recover the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Portfolios adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Portfolios are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Portfolio and its shareholders that are not described in the Portfolio's prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Portfolio or its shareholders, and the discussion here and in a Portfolio's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the "Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Portfolio intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Portfolio expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Portfolio as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Portfolio must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Portfolio's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Portfolio controls or that are engaged in the same, similar or related trades or business.

Although each Portfolio intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, a Portfolio will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Portfolio fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

The Portfolios each may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Portfolio are treated as ordinary income or capital gain, accelerate the recognition of income to a Portfolio and/or defer a Portfolio's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Portfolio.

A Portfolio may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income.

A Portfolio will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Portfolio shares for a full year, a Portfolio may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Portfolio.

If a Portfolio's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Portfolio and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Portfolio shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Portfolio on such shares. All or a portion of any loss that you realize upon the redemption of your Portfolio shares will be disallowed to the extent that you buy other shares in the Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, a Portfolio will be required to withhold at the applicable withholding rate, and remit to the United States Treasury, such withheld amounts on any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, (3) has not certified to that Portfolio that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. Resident Alien).

FEDERAL EXCISE TAX. If a Portfolio fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Portfolio paid no federal income tax), the Portfolio will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Portfolio intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. No Portfolio is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Portfolio to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Portfolio.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligation of the U.S. government, subject in some states to minimum investment requirements that must be met by a Portfolio. Investment in Government National Mortgage Association or Fannie Mae securities, banker's acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. The rules on exclusion of this income are different for corporate shareholders. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting an investment in the Portfolios.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Portfolio will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Portfolio executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or Sub-Adviser may place a combined order for two or more accounts it manages, including a Portfolio, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Portfolio. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Portfolio may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Portfolio to participate in higher volume transactions will generally be beneficial to the Portfolios.

For the fiscal years ended January 31, 2000, 2001 and 2002, the Portfolios paid the following aggregate brokerage commissions on portfolio transactions:

--------------------------------------------------------------------------------
                           AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                           -----------------------------------------------------
PORTFOLIO                          2000            2001            2002
--------------------------------------------------------------------------------
Growth                           $ 72,252        $117,501        $173,123
--------------------------------------------------------------------------------
Value                            $129,247        $342,217        $261,338
--------------------------------------------------------------------------------
Tax-Managed Equity               $ 23,741        $ 18,302        $ 12,910
--------------------------------------------------------------------------------
Small Cap Value                  $ 47,180        $100,149        $ 75,461
--------------------------------------------------------------------------------
International Equity                    *        $109,279        $190,738
--------------------------------------------------------------------------------
Intermediate-Term Income         $  4,998        $  2,221        $  1,440
--------------------------------------------------------------------------------
Michigan Tax Free Bond           $      0        $      0        $      0
--------------------------------------------------------------------------------
Prime Obligation Money
Market                           $      0        $      0        $      0
--------------------------------------------------------------------------------

----------
*     Had not commenced operations as of the end of the fiscal year.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Portfolios' Adviser (or Sub-Adviser, as applicable) may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Portfolio to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Portfolio.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Portfolio commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Portfolios' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the

Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Portfolio may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Portfolios' paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

-----------------------------------------------------------------------------------------------
                                   TOTAL DOLLAR AMOUNT OF   TOTAL DOLLAR AMOUNT OF TRANSACTIONS
                                   BROKERAGE COMMISSIONS    INVOLVING BROKERAGE COMMISSIONS FOR
PORTFOLIO                          FOR RESEARCH SERVICES    RESEARCH SERVICES
-----------------------------------------------------------------------------------------------
Growth                                   $ 30,219                      $25,293,553
-----------------------------------------------------------------------------------------------
Value                                    $107,582                      $68,275,804
-----------------------------------------------------------------------------------------------
Tax-Managed Equity                       $  8,033                      $ 6,723,603
-----------------------------------------------------------------------------------------------
Small Cap Value                          $ 52,303                      $23,371,004
-----------------------------------------------------------------------------------------------
International Equity                     $  4,127                      $ 1,855,238
-----------------------------------------------------------------------------------------------
Intermediate-Term Income                 $      0                      $         0
-----------------------------------------------------------------------------------------------
Michigan Tax Free Bond                   $      0                      $         0
-----------------------------------------------------------------------------------------------
Prime Obligation Money Market            $      0                      $         0
-----------------------------------------------------------------------------------------------

BROKERAGE WITH FUND AFFILIATES. A Portfolio may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Portfolio, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Portfolio on an exchange if a written contract is in effect between the affiliate and the Portfolio expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Portfolio for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Portfolio, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended January 31, 2000, 2001 and 2002, the Portfolios paid the following aggregate brokerage commissions on portfolio transactions effected by affiliated brokers.

---------------------------------------------------------------------------------------------------------------------------
                             AGGREGATE DOLLAR AMOUNT OF      PERCENTAGE OF TOTAL BROKERAGE   PERCENTAGE  OF TOTAL BROKERAGE
                             BROKERAGE COMMISSIONS PAID      COMMISSIONS PAID TO AFFILIATED  TRANSACTIONS EFFECTED THROUGH
                             TO AFFILIATED BROKERS           BROKERS                         AFFILIATED BROKERS
                             ----------------------------------------------------------------------------------------------
PORTFOLIO                     2000        2001       2002      2000      2001      2002        2000      2001       2002
---------------------------------------------------------------------------------------------------------------------------
Growth                       24,060      21,026     18,176     33.30     17.89     10.50       11.18     23.97      4.99
---------------------------------------------------------------------------------------------------------------------------
Value                        37,074     157,865     76,922     28.68     46.13     29.43       36.36     19.92     11.78
---------------------------------------------------------------------------------------------------------------------------
Tax-Managed Equity                0           0      1,920         0         0     14.87           0         0      4.78
---------------------------------------------------------------------------------------------------------------------------
Small Cap Value                 506      59,696     37,624      1.07     59.61     49.86        0.45     23.73      9.60
---------------------------------------------------------------------------------------------------------------------------
International Equity              *           0          0         *         0         0           *         0         0
---------------------------------------------------------------------------------------------------------------------------
Intermediate-Term Income      4,998       2,221      1,440       100       100       100         100       100       100
---------------------------------------------------------------------------------------------------------------------------
Michigan Tax Free Bond            0           0          0         0         0         0           0         0         0
---------------------------------------------------------------------------------------------------------------------------
Prime Obligation Money
Market                            0           0          0         0         0         0           0         0         0
---------------------------------------------------------------------------------------------------------------------------

----------
*     Had not commenced operations as of the end of the fiscal year.

SECURITIES OF "REGULAR BROKER-DEALERS." The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2002, the following Portfolios held securities of the Trust's "regular brokers or dealers" as follows:

PORTFOLIO                                 NAME OF BROKER/DEALER             TYPE OF SECURITY HELD         DOLLAR AMOUNT AT FYE
---------                                 ---------------------             ---------------------         --------------------
Growth Portfolio                          JP Morgan Chase & Co.             Repurchase Agreement                   $ 1,757,559

Value Portfolio                           Goldman Sachs, Inc.               Equity                                 $   748,028

                                          JP Morgan Chase & Co.             Equity                                 $  381, 360

                                          Lehman Brothers Holding, Inc.     Equity                                 $ 1,748,790

                                          Morgan Stanley Dean Witter        Repurchase Agreement                   $ 1,425,772

Tax-Managed Equity Portfolio              N/A

Small Cap Value Portfolio                 Morgan Stanley Dean Witter        Repurchase Agreement                   $  760, 625

International Equity Portfolio            N/A

Intermediate-Term Income Portfolio        Merrill Lynch & Co.               Corporate Bond                         $   996,250

                                          Morgan Stanley Dean Witter        Corporate Bond                         $ 2,099,972

                                          Morgan Stanley Dean Witter        Repurchase Agreement                   $ 5,117,929

                                          Paine Webber Group                Corporate Bond                         $ 2,185,000

Michigan Tax Free Bond Portfolio          N/A

Prime Obligation Money Market Portfolio   Goldman Sachs, Inc.               Commercial Paper                       $ 2,999,387

                                          Goldman Sachs, Inc.               Repurchase Agreement                   $13,200,000

                                          JP Morgan Chase & Co.             Certificate of Deposit                 $ 4,000,000

                                          Prudential                        Commercial Paper                       $ 1,990,100

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Portfolios each of which represents an equal proportionate interest in that Portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Portfolios. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of its shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties.

5% AND 25% SHAREHOLDERS

As of May 6, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Portfolios. Persons who owned of record or beneficially more than 25% of a Portfolio's outstanding shares may be deemed to control the Portfolio within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.


----------------------------------------------------------------------------------------------------------------------------
       NAME OF PORTFOLIO AND                         NAME AND ADDRESS OF SHAREHOLDER         ACCOUNT SHARE        PERCENT OF
          CLASS OF SHARES                                                                       BALANCE              TOTAL
                                                                                                                     SHARE
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth Portfolio                          CB Wealth Management NA                  5,744,364.7420         96.45%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Growth Portfolio                          Invesco Trust Co.                          788,425.0950         86.57%
Class A                                              The Citizens Banking Corporation
                                                     Preferred Savings Plan
                                                     P.O. Box 77405
                                                     Atlanta, GA 30357-1405
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Value Portfolio                           CB Wealth Management NA                  9,084,886.2820         95.30%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Value Portfolio                           Invesco Trust Co.                          947,990.8130         89.65%
Class A                                              The Citizens Banking Corporation
                                                     Preferred Savings Plan
                                                     P.O. Box 77405
                                                     Atlanta, GA 30357-1405
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Tax-Managed Equity Portfolio              CB Wealth Management NA                  2,904,285.2600         98.57%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Tax-Managed Equity Portfolio              Robert B. Mackey Revoc. Trust               31,053.7350         33.63%
Class A                                              6166 Eastknoll Dr.
                                                     Grand Blanc, MI 48439-5001
                                                     -----------------------------------------------------------------------
                                                     Donaldson Lufkin Jenrette                   29,000.5300         31.41%
                                                     Securities Corporation Inc.
                                                     P.O. Box 2052
                                                     Jersey City, NJ 07303-2052
                                                     -----------------------------------------------------------------------
                                                     Burns Trust                                 17,713.3540         19.18%
                                                     10 Deerhill Dr.
                                                     Rolling Hills, CA 90274-5110
                                                     -----------------------------------------------------------------------
                                                     The Hambelton Trust                         11,009.0580         11.92%
                                                     10326 Lafayette Ln.
                                                     Dimondale, MI 48821-9426
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
       NAME OF PORTFOLIO AND                         NAME AND ADDRESS OF SHAREHOLDER         ACCOUNT SHARE        PERCENT OF
          CLASS OF SHARES                                                                       BALANCE              TOTAL
                                                                                                                     SHARE
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Small Cap Value Portfolio                 CB Wealth Management NA                  3,133,877.3030         97.48%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Small Cap Value Portfolio                 Invesco Trust Co.                          588,155.6690         96.98%
Class A                                              The Citizens Banking Corporation
                                                     Preferred Savings Plan
                                                     P.O. Box 77405
                                                     Atlanta, GA 30357-1405
----------------------------------------------------------------------------------------------------------------------------
Golden Oak International Equity Portfolio            CB Wealth Management NA                  6,343,511.5370         97.54%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak International Equity Portfolio            BISYS Brokerage Services, Inc.             109,912.3980         74.62%
Class A                                              FBO Citizens Banking Corporation
                                                     Preferred Savings Plan
                                                     P.O. Box 4054
                                                     Concord, CA 94524-4054
                                                     -----------------------------------------------------------------------
                                                     SEI Trust Corp.                             31,650.6120         21.49%
                                                     FBO Citizens Bank
                                                     Attn: Mutual Fund Admin.
                                                     1 Freedom Valley Dr.
                                                     Oaks, PA 19456
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-Term Income Portfolio        CB Wealth Management NA                 10,598,572.6590         97.28%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Intermediate-Term Income Portfolio        Invesco Trust Co.                          710,838.8130         90.55%
Class A                                              The Citizens Banking Corporation
                                                     Preferred Savings Plan
                                                     P.O. Box 77405
                                                     Atlanta, GA 30357-1405
                                                     -----------------------------------------------------------------------
                                                     SEI Trust Corp.                             47,324.8310          6.03%
                                                     FBO Citizens Bank
                                                     Attn: Mutual Fund Admin.
                                                     1 Freedom Valley Dr.
                                                     Oaks, PA 19456
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax Free Bond Portfolio          CB Wealth Management NA                  6,993,067.6390         97.44%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Michigan Tax Free Bond Portfolio          Robert B. Mackey Revoc. Trust               21,110.8510         30.68%
Class A                                              6166 Eastknoll Dr.
                                                     Grand Blanc, MI 48439-5001
                                                     -----------------------------------------------------------------------
                                                     Donaldson Lufkin Jenrette                   12,929.2240         18.79%
                                                     Securities Corporation Inc.
                                                     P.O. Box 2052
                                                     Jersey City, NJ 07303-2052
                                                     -----------------------------------------------------------------------
                                                     The Dorothy M. Houghten Living Trust        10,282.7390         14.94%
                                                     13240 White Marsh Ln., Apt. 14
                                                     Fort Myers, FL 33912-3827
                                                     -----------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
       NAME OF PORTFOLIO AND                         NAME AND ADDRESS OF SHAREHOLDER         ACCOUNT SHARE        PERCENT OF
          CLASS OF SHARES                                                                       BALANCE              TOTAL
                                                                                                                     SHARE
----------------------------------------------------------------------------------------------------------------------------
                                                     Donaldson Lufkin Jenrette                    8,355.5510         12.14%
                                                     Securities Corporation Inc.
                                                     P.O. Box 2052
                                                     Jersey City, NJ 07303-2052
                                                     -----------------------------------------------------------------------
                                                     Carl B. Diem                                 7,638.6970         11.10%
                                                     9167 Apple Orchard Dr.
                                                     Fenton, MI 48430-8912
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation Money Market Portfolio   CB Wealth Management NA                136,317,818.6300         99.93%
Institutional Class                                  c/o Trust Sales Support 332022
                                                     101 N. Washington Ave.
                                                     Saginaw, MI 48607-1206
----------------------------------------------------------------------------------------------------------------------------
Golden Oak Prime Obligation Money Market Portfolio   Invesco Trust Co.                        8,869,118.3100         58.12%
Class A                                              The Citizens Banking Corporation
                                                     Preferred Savings Plan
                                                     P.O. Box 77405
                                                     Atlanta, GA 30357-1405
                                                     -----------------------------------------------------------------------
                                                     Robert B. Mackey Revoc. Trust            1,156,167.1300          7.58%
                                                     6166 Eastknoll Dr.
                                                     Grand Blanc, MI 48439-5001
----------------------------------------------------------------------------------------------------------------------------

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Portfolios for the fiscal year ended January 31, 2002, and the Report of Independent Accountants of
PricewaterhouseCoopers LLP dated March 14, 2002 relating to the financial statements, including the financial highlights of the Portfolios are incorporated herein by reference.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds that are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis affect the payment of interest and principal on a timely basis.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 THE ARBOR FUND
                                  MAY 31, 2002

                               INVESTMENT ADVISER:
                                HORIZON ADVISERS

This STATEMENT OF ADDITIONAL INFORMATION (SAI) is not a prospectus. It is intended to provide additional information about the activities and operations of The Arbor Fund (the "Trust") and should be read in conjunction with the Trust's prospectus dated May 31, 2002. This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds")

              HANCOCK HORIZON TREASURY SECURITIES MONEY MARKET FUND
                  HANCOCK HORIZON TAX EXEMPT MONEY MARKET FUND
                   HANCOCK HORIZON STRATEGIC INCOME BOND FUND
                           HANCOCK HORIZON VALUE FUND
                           HANCOCK HORIZON GROWTH FUND
                         HANCOCK HORIZON BURKENROAD FUND

This SAI is incorporated by reference into the Trust's prospectus. Capitalized terms not defined herein are defined in the prospectuses. The prospectuses may be obtained by calling 1-888-346-6300.

                                TABLE OF CONTENTS

THE FUNDS AND THE TRUST.....................................................S-1
INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS.............................S-2
DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS.......................S-7
INVESTMENT LIMITATIONS.....................................................S-19
THE ADVISER, TRANSFER AGENT AND CUSTODIAN..................................S-21
SUB-ADVISER................................................................S-24
THE ADMINISTRATOR..........................................................S-25
THE DISTRIBUTOR............................................................S-27
CODES OF ETHICS............................................................S-29
INDEPENDENT PUBLIC ACCOUNTANTS.............................................S-29
LEGAL COUNSEL..............................................................S-29
TRUSTEES AND OFFICERS OF THE TRUST.........................................S-29
PERFORMANCE INFORMATION....................................................S-36
COMPUTATION OF YIELD.......................................................S-36
CALCULATION OF TOTAL RETURN................................................S-36
PURCHASING SHARES..........................................................S-39
REDEEMING SHARES...........................................................S-39
DETERMINATION OF NET ASSET VALUE...........................................S-40
TAXES    ..................................................................S-40
FUND TRANSACTIONS..........................................................S-43
DESCRIPTION OF SHARES......................................................S-47
SHAREHOLDER LIABILITY......................................................S-47

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE

LIMITATION OF TRUSTEES' LIABILITY..........................................S-48
5% AND 25% SHAREHOLDERS....................................................S-48
EXPERTS....................................................................S-51
FINANCIAL STATEMENTS.......................................................S-51
APPENDIX...................................................................A-1


May 31, 2002

THE FUNDS AND THE TRUST

GENERAL. This Statement of Additional Information relates to the Hancock Horizon Family of Funds (the "Funds"), a group of mutual funds. The Funds consist of the Treasury Securities Money Market Fund, Tax Exempt Money Market Fund, Strategic Income Bond Fund, Value Fund, Growth Fund and Burkenroad Fund (each a "Fund," and collectively, the "Funds"). The Funds are separate series of The Arbor Fund (the "Trust"), which offers a number of mutual fund series in addition to the Funds. The Trust is an open-end management investment company established under Massachusetts law as a "Massachusetts business trust" under an Agreement and Declaration of Trust dated as of July 24, 1992 (the "Declaration of Trust"). The Declaration of Trust permits the Trust to offer separate series of units of beneficial interest ("shares") and different classes of shares of each series. The Funds are offered in the following classes:

        -----------------------------------------------------------------------

                           FUNDS                             CLASSES

        -----------------------------------------------------------------------
        Treasury Securities Money Market Fund       Trust/Institutional Sweep/A

        -----------------------------------------------------------------------
        Tax Exempt Money Market Fund                          Trust/A

        -----------------------------------------------------------------------
        Strategic Income Bond Fund                           Trust/A/C

        -----------------------------------------------------------------------
        Value Fund                                           Trust/A/C

        -----------------------------------------------------------------------
        Growth Fund                                          Trust/A/C

        -----------------------------------------------------------------------
        Burkenroad Fund                                         A/D

        -----------------------------------------------------------------------

Each share of each Fund represents an equal proportionate interest in that Fund. SEE "Description of Shares."

The Trust pays its expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to Shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing, insurance expenses, litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Trust.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each dollar of net asset value of the shares held on the record date for the meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

TREASURY SECURITIES MONEY MARKET FUND

The Fund's investment objective is to preserve principal value and maintain a high degree of liquidity while providing current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund invests exclusively in obligations issued by the U.S. Treasury ("Treasury Obligations") and backed by its full faith and credit, and in repurchase agreements involving such obligations. The Fund complies with regulations of the Securities and Exchange Commission ("SEC") applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by the Fund. Under these regulations, the Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations maturing in 397 days or less. The Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so. The Fund is not permitted to lend securities or purchase securities on a when-issued or delayed basis.

For additional information regarding Treasury Obligations and repurchase agreements, SEE "Description of Permitted Investments and Risk Factors."

TAX EXEMPT MONEY MARKET FUND

The Tax Exempt Money Market Fund seeks to preserve principal value and maintain a high degree of liquidity while providing current income exempt from federal income taxes. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

Under normal market conditions, the Fund will invest at least 80% of its net assets in eligible securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax (collectively, "Municipal Securities"). The Fund will invest at least 80% of its assets in Municipal Securities the interest on which is not treated as a preference item for purposes of the federal alternative minimum tax. This investment policy is a fundamental policy of the Fund. The Fund will purchase municipal bonds, municipal notes, municipal lease obligations, tax exempt money market mutual funds, and tax exempt commercial paper rated in the two highest short-term rating categories by a nationally recognized statistical rating organization (an "NRSRO") in accordance with SEC regulations at the time of investment or, if not rated, determined by the Adviser to be of comparable quality. Since the Fund often purchases securities supported by credit enhancements from banks and other financial institutions, changes in the credit quality of these institutions could cause losses to the Fund and affect its share price.

The Adviser will not invest more than 25% of the Fund's assets in Municipal Securities (a) whose issuers are located in the same state (b) the interest on which is derived from revenues of similar type projects. This restriction does not apply to Municipal Securities in any of the following categories: public housing authorities; general obligations of states and localities; state and local housing finance authorities; or municipal utilities systems.

The Fund may purchase municipal obligations with demand features, including variable and floating rate obligations. In addition, the Fund may invest in commitments to purchase securities on a "when issued" basis and purchase securities subject to a standby commitment.

The Fund may purchase securities on a when issued or delayed basis.

The Tax Exempt Money Market Fund may invest up to 20% of the Fund's net assets in the aggregate in taxable money market instruments, taxable money market mutual funds, and securities subject to the alternative minimum tax. Taxable money market instruments in which the Fund may invest consist of (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government, including STRIPs; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of 397 days or less issued by corporations with outstanding high quality commercial paper; (v) receipts; and (vi) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

The Fund may engage in securities lending and may also borrow money in amounts up to 33 1/3% of its net assets.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

GENERAL INVESTMENT POLICIES OF THE TREASURY SECURITIES MONEY MARKET FUND AND THE TAX EXEMPT MONEY MARKET FUND - Each Fund complies with regulations of the SEC applicable to money market funds. These regulations impose certain quality, maturity and diversification restraints on investments by a Fund. Under these regulations, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, and will acquire only obligations with remaining maturities of 397 days or less. Each Fund will attempt to maintain a net asset value of $1.00 per share, although there can be no assurance that it will be able to do so.

Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may only acquire obligations that present minimal credit risk and that are "eligible securities," which means they are (i) short-term rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"); or (ii) short-term rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). A security is not considered to be unrated if its issuer has outstanding obligations of comparable priority and security that have a short-term rating. A money market fund may invest up to 25% of its assets in "first tier" securities of a single issuer for a period of up to three business days. The securities that money market funds may acquire may be supported by credit enhancements, such as demand features or guarantees. The SEC regulations limit the percentage of securities that a money market fund may hold for which a single issuer provides credit enhancements.

STRATEGIC INCOME BOND FUND

The Strategic Income Bond Fund seeks to provide total return through current income and capital appreciation, consistent with the preservation of capital. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund primarily invests (at least 80% of its assets) in fixed income obligations (i) issued by the U.S. Treasury; (ii) issued by U.S. government agencies; (iii) in mortgage-backed securities and (iv) investment grade U.S. corporate debt that are rated investment grade or higher, I.E., rated in one of the four highest rating categories by an NRSRO, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Additional fixed income securities in which the Fund may invest consist of: (i) privately issued mortgage-backed securities; (ii) obligations issued by the Canadian government; (iii) asset-backed securities; (iv) guaranteed investment contracts ("GICs"); (v) bank investment contracts ("BICs"); (vi) zero coupon obligations;
(vii) floating or variable rate instruments; (viii) money market securities;
(ix) convertible securities; (x) restricted securities; (xi) collateralized mortgage-backed securities ("CMOs"); and (xii) other investment companies. The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of five to fifteen years. There are no restrictions on the maturity of any single instrument.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

VALUE FUND

The Value Fund seeks to provide long-term capital appreciation with a secondary goal of current income. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund will be as fully invested as practicable (at least 80% of its assets) under normal conditions in common stocks. The Fund may also purchase warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Fund generally will invest in companies with equity market capitalizations in excess of $1 billion that the Adviser believes have a low current valuation relative to various measures of intrinsic value and potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may invest to a limited extent (less than 5% of its assets) in real estate investment trusts (REITs). The Fund also may invest in money market securities for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund may also purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

GROWTH FUND

The Growth Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in common stocks of U.S. companies with equity market capitalizations in excess of $1 billion whose sales and earnings are expected to grow at an above average rate of return. The Fund will be as fully invested as practicable in common stocks under normal conditions. The Fund may also purchase warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Adviser employs a strictly quantitative method of analysis in its investment decision making to choose companies whose sales and earnings are expected to grow at an above average rate. The Adviser's quantitative model screens companies primarily, but not exclusively, in the Russell 1000 Growth Index and assigns weightings to the following quantitative factors: 50% weighting to "earnings block" factors (such as earnings surprise or estimate revision), 30% weighting to "momentum block" factors (such as relative price strength or return on equity momentum), and 20% weighting to "valuation block" factors (such as relative price-to-earnings ratio and cash flow.) The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may invest to a limited extent (less than 5% of its assets) in REITs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities.

BURKENROAD FUND

The Burkenroad Fund's investment objective is long-term capital appreciation. This goal is fundamental and cannot be changed without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective.

The Fund seeks capital appreciation by investing primarily (at least 80% of its assets) in common stocks of companies with small capitalizations (less than $1 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas. The Fund will be as fully invested as practicable in common stocks under normal conditions. The Fund may also purchase equity securities. The Adviser intends to utilize Tulane University's Burkenroad Reports as a primary source of investment research, but also employs it's own fundamental research and analysis in its investment decision making. In selecting companies, the Adviser primarily considers a company's sales and expense trends, market position, historic and expected earnings and dividends. The Adviser will diversify the Fund's securities across industry sectors. The Adviser continually monitors the Fund's portfolio and may sell a security when it achieves a designated price target, there is a fundamental change in the company's prospects or better investment opportunities become available. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund also may invest in securities issued by money market mutual funds for liquidity purposes.

Although not primary strategies employed by the Adviser in managing the Fund, the Fund may engage in a number of investment practices in order to meet its investment objectives. In this regard, the Fund may invest in variable and floating rate obligations, enter into forward commitments, purchase securities on a when-issued basis and sell securities short against the box. The Fund also may purchase put and call options and write covered call options on fixed income and equity securities, and may enter into futures contracts (including index futures contracts), purchase options on futures contracts, and lend its securities. While the Fund has no current intention to invest in initial public offerings ("IPOs"), and investing in IPOs is not part of the Fund's principal investment strategies, the Fund may buy certain IPOs if they are consistent with the Fund's investment policies.

The Fund's investments may not be as geographically dispersed across the U.S. as other funds with comparable objectives. The Fund is subject to special investment risks to the extent it concentrates its investments in companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas. In particular, changes in economic conditions as well as governmental policies in those states may adversely affect the value of the Fund and its investments.

Neither the Trust nor the Fund is sponsored, sold or promoted by Tulane University ("Tulane"), producer of the Burkenroad Reports. Tulane makes no warranties, express or implied, to shareholders of the Fund or to any member of the public regarding the advisability of owning Shares of the Fund. Tulane's only relationship to the Fund, Hancock Bank or Horizon Advisors is the licensing of certain trademarks and trade names of the Burkenroad Reports.

For additional information regarding the permitted investments and investment practices discussed above and the associated risks, SEE "Description of Permitted Investments and Risk Factors."

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following are descriptions of the permitted investments and investment practices discussed in each Fund's respective "Investment Objectives and Policies" section and the associated risk factors. The Adviser or the Sub-Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by a Fund's stated investment policies.

AMERICAN DEPOSITARY RECEIPTS ("ADRS"), CONTINENTAL DEPOSITARY RECEIPTS ("CDRS"), EUROPEAN DEPOSITARY RECEIPTS ("EDRS") AND GLOBAL DEPOSITARY RECEIPTS ("GDRS") - ADRs are securities typically issued by a U.S. financial institution. ADRs evidence ownership interests in a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. Securities Markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security.

Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

ASSET-BACKED SECURITIES - Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the cardholder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

BANK OBLIGATIONS - The Funds are not prohibited from investing in obligations of banks that are clients of SEI Corporation ("SEI"). However, the purchase of shares of the Funds by such banks or by their customers will not be a consideration in determining which bank obligations the Funds will purchase. The Funds will not purchase obligations of the Adviser.

BANKERS' ACCEPTANCES - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations finance the shipment and storage of goods and furnish dollar exchange through the use of bankers' acceptances. Maturities are generally six months or less.

BANK INVESTMENT CONTRACTS ("BICS") - BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT - Certificates of deposit are interest-bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE SECURITIES - Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price. Convertible securities typically have characteristics of both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

DERIVATIVES - Derivatives are securities that derive their value from other securities. The following are considered derivative securities: options on futures, futures, options (E.G., puts and calls), swap agreements, mortgage-backed securities (CMOs, REMICS, IOs and POs), when-issued securities and forward commitments, floating and variable rate securities, convertible securities, "stripped" U.S. Treasury securities (e.g., Receipts and STRIPs), privately issued stripped securities (E.G., TGRs, TRs and CATS). SEE elsewhere in this "Description of Permitted Investments" and "General Investment Policies and Risk Factors" for discussion of these various instruments.

EQUITY SECURITIES - Equity securities include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FIXED INCOME SECURITIES - Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FUTURES AND OPTIONS ON FUTURES - As consistent with a Fund's investment objectives, a Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC") for "bona fide hedging purposes" (as defined by the CFTC), or for other purposes to the extent the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of that Fund's net assets.

The Funds may buy and sell futures contracts and related options to manage their exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying securities, or securities represented by an index, are permitted investments of the Funds.

Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, high quality liquid assets in an amount at least equal in value to such obligations.

ILLIQUID SECURITIES - Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security and repurchase agreements of over seven days in length. Each Fund will not invest more than 15% (10% for the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund) of its net assets in such instruments.

TAXABLE MONEY MARKET SECURITIES - Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with an original maturity of one-year or less issued by corporations; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the Funds, money market securities are considered to include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at time of purchase A-2 or higher by S&P or P2 or higher by Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements; certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper; and other long-and short-term debt instruments which are rated at the time of purchase A-2 or higher by S&P or P2 or higher by Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity, and have a long-term rating of BBB\Baa by Standard & Poor's and Moody's respectively.

MORTGAGE-BACKED SECURITIES - Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include, but are not limited to, conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages that underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains.

Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life would be a security's actual average life. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

GOVERNMENT PASS-THROUGH SECURITIES - These are securities that are issued or guaranteed by a U.S. government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), Fannie Mae and the Federal Home Loan Mortgage Corporation ("FHLMC"). Fannie Mae and FHLMC obligations are not backed by the full faith and credit of the U.S. government as are GNMA certificates, but Fannie Mae and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, Fannie Mae and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and Fannie Mae also guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

PRIVATE PASS-THROUGH SECURITIES - These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), that are rated in one of the top three rating categories. While they are generally structured with one or more types of credit enhancement, Private Pass-Through Securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") - CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICS - A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Treasury.

REITS - A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which the Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which the Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the Investment Company Act of 1940, as amended (the "1940 Act"). The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS") - SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

MUNICIPAL LEASES - Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities and may be considered to be illiquid. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation certificate in any of the above.

Municipal lease obligations typically are not backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate, with a possibility of default on the lease obligation and significant loss to the Fund. Under guidelines established by the Board of Trustees, the credit quality of municipal leases will be determined on an ongoing basis, including an assessment of the likelihood that a lease will be canceled.

MUNICIPAL SECURITIES - Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and, (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.

General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.

PARTICIPATION INTERESTS - Participation interests are interests in Municipal Securities from financial institutions such as commercial and investment banks, savings and loan associations and insurance companies. These interests may take the form of participations, beneficial interests in a trust, partnership interests or any other form of indirect ownership that allows a Fund to treat the income from the investment as exempt from federal income tax. The Tax Exempt Money Market Fund may invest in participation interests in order to obtain credit enhancement or demand features that would not be available through direct ownership of the underlying Municipal Securities.

OPTIONS - Put and call options for various securities and indices are traded on national securities exchanges. As consistent with a Fund's investment objectives, options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction" - the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund may engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. A Fund will have actual or constructive possession of the security as collateral for the repurchase agreement. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral securities or if the Fund realizes a loss on the sale of the collateral securities. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES - Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration. As consistent with a Fund's investment objectives, the Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under
Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

SECURITIES LENDING - As consistent with a Fund's investment objectives, a Fund may engage in securities lending, under which securities are loaned pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. government equal to at least 100% of the market value of the securities lent. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SHORT SALES - As consistent with a Fund's investment objectives, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

Uncovered short sales are transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

SEPARATELY TRADED INTEREST AND PRINCIPAL SECURITIES ("STRIPS") - STRIPs are component parts of U.S. Treasury Securities traded through the Federal Book-Entry System. The Adviser or the Sub-Adviser will purchase only STRIPS that it determines are liquid or, if illiquid, do not violate the Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7, the Adviser or the Sub-Adviser will only purchase STRIPS for the Treasury Securities Money Market Fund and Tax Exempt Money Market Fund, respectively, that have a remaining maturity of 397 days or less. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser or the Sub-Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the Money Market Funds.

SHORT-TERM OBLIGATIONS OF STATE AND LOCAL GOVERNMENT ISSUERS - The Funds may, when deemed appropriate by the Adviser or the Sub-Adviser, respectively, in light of the Fund's investment objective, invest in high quality, short-term obligations issued by state and local governmental issuers which, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

SWAPS, CAPS, FLOORS AND COLLARS - Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities, a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

STANDBY COMMITMENTS - Some securities dealers are willing to sell Municipal Securities to a Fund accompanied by their commitments to repurchase the Municipal Securities prior to maturity, at the Fund's option, for the amortized cost of the Municipal Securities at the time of repurchase. These arrangements are not used to protect against changes in the market value of Municipal Securities. They permit a Fund, however, to remain fully invested and still provide liquidity to satisfy redemptions. The cost of Municipal Securities accompanied by these "standby" commitments could be greater than the cost of Municipal Securities without such commitments. Standby commitments are not marketable or otherwise assignable and have value only to a Fund. The default or bankruptcy of a securities dealer giving such a commitment would not affect the quality of the Municipal Securities purchased. However, without a standby commitment, these securities could be more difficult to sell. The Funds may enter into standby commitments only with those dealers whose credit the investment adviser believes to be of high quality.

TIME DEPOSITS - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

U.S. GOVERNMENT AGENCY OBLIGATIONS - Obligations issued or guaranteed by agencies of the U.S. government, including, but not limited to, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the U.S. government, including, among others, FHLMC, the

Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the a Fund's shares.

U.S. TREASURY AND U.S. GOVERNMENT AGENCY SECURITIES - Any guarantee by the U.S. government of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPs").

VARIABLE AND FLOATING RATE INSTRUMENTS - Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

WARRANTS - Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high-grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

ZERO COUPON SECURITIES - STRIPS and Receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Zero coupon securities are sold at a (unusually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accredited over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, these market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities. SEE ALSO "Taxes."

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of a Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund's outstanding shares, whichever is less.

No Fund may:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund on the last day of each fiscal quarter. This restriction applies to 75% of the Fund's assets.

2. Purchase any securities that would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities, and (ii) repurchase agreements involving such securities. In addition, for the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund only, this limitation does not apply to obligations issued by domestic branches of U.S. banks or U.S. branches of foreign banks subject to the same regulation as U.S. banks or to investments in tax exempt securities issued by governments or political subdivisions of governments.

      For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes in an amount not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that a Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies;
      (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

6. Issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed with respect to any Fund by the Board of Trustees.

No Fund may:

1. Invest in illiquid securities in an amount exceeding, in the aggregate, 15% (10% for the Treasury Securities Money Market Fund and the Tax Exempt Money Market Fund) of that Fund's net assets.

2. Purchase securities on margin or effect short sales, except that a Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts; and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

3. Purchase securities of other investment companies except as permitted by the 1940 Act, the rules and regulations thereunder or pursuant to an exemption therefrom.

4. The Fund will not purchase securities while its borrowing exceeds 5% of its total assets.

5. Purchase or sell real estate, real estate limited partnership interests, physical commodities or commodities contracts except that a Fund may purchase commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

In addition:

6. The Tax Exempt Money Market Fund will invest at least 80% of its assets in a broad range of high quality short-term municipal money market securities that pay interest exempt from federal income tax.

7.    The Strategic Income Bond Fund will invest at least 80% of its assets in
      (i) fixed income obligations issued by the U.S. Treasury and U.S. Government agencies; (ii) mortgage- backed securities and (iii) investment grade U.S. corporate debt.

8. The Value Fund will invest at least 80% of its assets in U.S. common stocks of companies with medium to large capitalizations (in excess of $1 billion).

9. The Growth Fund will invest at least 80% of its assets in U.S. common stocks of companies with medium to large capitalizations (in excess of $1 billion) whose sales and earnings are expected to grow at an above average rate.

10. The Burkenroad Fund will invest at least 80% of its assets in common stocks and other equity securities of companies with small capitalizations (less than $1 billion) located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi and Texas.

The foregoing percentages are: (i) based on total assets for limitations 2, 3, 4 and 5 and net assets for limitations 1, 6, 7, 8, 9 and 10; (ii) will apply at the time of purchase of a security; and (iii) shall not be considered violated unless an excess or deficiency occurs or exists immediately after as a result of a purchase of a security.

THE ADVISER, TRANSFER AGENT AND CUSTODIAN

ADVISORY SERVICES. Horizon Advisers (the "Adviser") provides investment management services, personal trust, employee benefit, corporate trust and wealth management services. As of March 31, 2002 Horizon Advisers employed approximately 5 people and managed approximately $350 million in assets. The Adviser is an unincorporated division of Hancock Bank and is a part of Hancock Bank's Trust Department. As of March 31, 2002, Hancock Bank's Trust Department employed approximately 80 people and managed approximately $900 million in assets. Hancock Bank is a wholly owned subsidiary of Hancock Bank Holding Company, a bank holding company headquartered in Gulfport, Mississippi. Hancock Bank's banking activities date to 1899 when Hancock Bank opened its doors in Bay St. Louis with a capitalization of $10,000. As of March 31, 2002, Hancock Bank had total consolidated assets of approximately $3.8 billion and operated over 100 banking offices in the States of Mississippi and

Louisiana. It offers commercial, consumer and mortgage loans, deposit services, as well as trust and fiduciary services, to individuals and middle market businesses in its respective market areas.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an advisory agreement (the "Advisory Agreement") dated as of May 31, 2000 with respect to the Funds. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The continuance of the Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. An Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds by a majority of the outstanding shares of the appropriate Funds, on not less than 30 days' nor more than 60 days' written notice to the Adviser, or by the Adviser on 90 days' written notice to the Trust.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate based on the average daily net assets of each Fund as follows: Treasury Securities Money Market Fund, 0.40%; Tax Exempt Money Market, 0.50%; Strategic Income Bond Fund, 0.60%; Value Fund, 0.80%; Growth Fund, 0.80%; and Burkenroad Fund 0.95%. The Adviser has contractually agreed for a one-year period from the date of this SAI to waive a portion of its fees in order to limit the total operating expenses of Trust, Institutional Sweep, Class A and Class C shares of certain Funds, as follows:


                                                     INSTITUTIONAL
FUND                                    TRUST CLASS   SWEEP CLASS     CLASS A     CLASS C     CLASS D
----                                    -----------   -----------     -------     -------
Treasury Securities Money Market Fund      0.58%         0.83%          1.08%         *           *
Tax Exempt Money Market Fund               0.65%            *           0.90%         *           *
Strategic Income Bond Fund                 0.75%            *           1.00%      1.75%          *
Value Fund                                 1.00%            *           1.25%      2.00%          *
Burkenroad Fund                               *             *           1.40%         *        1.65%


*     This class is not offered for the indicated Fund.

The Adviser has voluntarily agreed to waive a portion of its fees to limit the total operating expenses of Trust Class, Class A and Class C Shares of the Growth Fund as follows:

FUND                          TRUST CLASS      CLASS A          CLASS C
----                          -----------      -------          -------
Growth Fund                      1.00%          1.25%            2.00%

These voluntary fee waivers remain in place as of the date of this SAI, but the Adviser may discontinue all or part of these waivers at any time.

The Adviser will not be required to bear expenses of any Fund of the Trust to an extent which would result in a Fund's inability to qualify as a "regulated investment company" (a "RIC") under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

For the fiscal period ended January 31, 2001 and 2002, the Funds paid the following advisory fees to the Adviser:

                                              FEES PAID (000)  FEES WAIVED (000)

      FUND                                     2001     2002   2001     2002
      ----                                     ----     ----   ----     ----

      Treasury Securities Money Market Fund    $617     $929   $203     $210

      Tax Exempt Money Market Fund                *        *      *        *

      Strategic Income Bond Fund               $164     $265   $ 53     $ 59

      Value Fund                               $145     $261   $ 35     $ 24

      Growth Fund                                 *     $ 66      *     $ 14

      Burkenroad Fund                             *     $  1      *     $  1

      *     Not in operation for the period indicated

TRANSFER AGENCY SERVICES. Hancock Bank also serves as the Funds' transfer agent under a Transfer Agency and Service Agreement dated May 31, 2000 and amended May 31, 2002. Hancock Bank receives an annual fee of $12,000 per class of each Fund under the Transfer Agency and Service Agreement.

CUSTODIAN SERVICES. Hancock Bank acts as custodian (the "Custodian") of the Trust. The Custodian holds cash, securities and other assets of the Trust as required by the 1940 Act. Under the Custody Agreement dated May 31, 2000, the Trust shall pay Hancock Bank at an annual rate, based on each Fund's average daily net assets, of 0.03%, subject to a minimum of $250 per month per Fund.

SHAREHOLDER SERVICES. The Funds and Hancock Bank have also entered into a shareholder servicing agreement pursuant to which Hancock Bank provides certain shareholder services to Class A, Class C, Class D and Institutional Sweep shareholders (the "Service Plan"). Under the Service Plan, Hancock Bank may perform, or may compensate other service providers, including Hancock Investment Services, Inc., for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Funds may pay Hancock Bank a fee at a rate of up to 0.25% annually of the average daily net assets of the Funds attributable to Class A, Class C, Class D and Institutional Sweep Shares, respectively, subject to the arrangement for provision of shareholder and administrative services. Hancock

Bank may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

For the fiscal periods ended January 31, 2001 and 2002, the Funds paid the following shareholder servicing fees to Hancock Bank:

FUND                                                        FEES PAID (000)
                                                    2001                    2002
                                                    ----                    ----

Treasury Securities Money Market Fund                86                     201
Tax Exempt Money Market Fund                          *                       *
Strategic Income Bond Fund                            0                       1
Value Fund                                            0                       0
Growth Fund                                           *                       1
Burkenroad Fund                                       *                       0

*     Not in operation for the period indicated

SUB-ADVISER

GENERAL. Weiss, Peck & Greer, L.L.C. (WPG), located at One New York Plaza, New York, NY 10004, serves as the Sub-Adviser and manages the Tax Exempt Money Market Fund on a day-to-day basis. WPG is a limited liability company founded as a limited partnership in 1970, and engages in investment management and management buyouts. Since its founding, WPG has been active in managing portfolios of tax exempt securities. WPG selects, buys and sells securities for the Fund under the supervision of the Adviser and the Board of Trustees.

SUB-ADVISORY AGREEMENT WITH THE ADVISER. The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Weiss, Peck & Greer, L.L.C. (WPG) dated May 31, 2000 relating to the Tax Exempt Money Market Fund. Under the Sub-Advisory Agreement, WPG invests the assets of the Fund on a daily basis, and continuously administers the investment program of the Fund.

The continuance of the Sub-Advisory Agreement, after the first two years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Adviser, the Trust's Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund at any time, without the payment or any penalty, on sixty (60) days' written notice to WPG and may be terminated at any time by ninety (90) days' written notice to the Adviser of the Fund. This Agreement will immediately terminate in the event of its assignment or upon termination of the Sub-Advisory Agreement between the Adviser and the Trust with regard to the Fund (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" have the same meaning of such terms in the 1940 Act).

SUB-ADVISORY FEES PAID TO THE SUB-ADVISER. For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, WPG is entitled to a fee which is paid by the Adviser and which is calculated daily and paid monthly, at an annual rate of: .085% on the first $50 million of the Fund's average daily net assets; .075% on the next $100 million of the Fund's average daily net assets; .05% on the next $350 million of the Fund's average daily net assets; ..04% on the next $500 million of the Fund's average daily net assets; and .03% of the Fund's average daily net assets over $1 billion. This fee will be computed daily and paid to the Sub-Adviser monthly.

As of the date of its Prospectus, the Fund had not commenced operations and it had not paid WPG any sub-advisory fees.

THE ADMINISTRATOR

GENERAL. SEI Investments Mutual Funds Services (the "Administrator"), a Delaware business trust, has its principal business offices at Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to the following other mutual funds including, but without limitation: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., Armada Funds, The Armada Advantage Fund, Bishop Street Funds Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., The Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Pro ducts Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect with respect to the Funds until May 31, 2005 and shall continue in effect for successive periods of three years unless terminated by either party on not less than 90 days' written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee, which is detailed below in the following schedule:

       ----------------------------------------------------------------------
          FEE (AS A PERCENTAGE OF AGGREGATE
               AVERAGE ANNUAL ASSETS)          AGGREGATE TRUST ASSETS
       ----------------------------------------------------------------------
                        0.15%                    First $100 million
       ----------------------------------------------------------------------
                       0.125%                    Next $250 million
       ----------------------------------------------------------------------
                        0.10%                    Next $400 million
       ----------------------------------------------------------------------
                        0.08%                    Over $750 million
       ----------------------------------------------------------------------

The foregoing fee is subject to an annual minimum as follows:

The Trust's cumulative minimum annual fee for the initial four Funds:

           $250,000 in the first year, broken down as follows:
           $200,000 in the first six months (calculated on an annualized basis)* $300,000 in the next six months (calculated on an annualized basis) $300,000 in the second year
           $400,000 in years three, four and five

* Minimums during the first six months of the Administration Agreement will accrue each month, and, if not paid monthly, the total amount due for the six months will be paid in full in the seventh month.

A maximum of five new Funds (in addition to the original four as noted above) may be opened and applied to the cumulative pricing model during the original five-year term. The following sets forth the cumulative minimum annual fee for the Trust for the specified number of Funds:

    -----------------------------------------------------------------------
                   YEAR 1            YEAR 2          YEAR 3 AND AFTER
    -----------------------------------------------------------------------
    5 Funds       $350,000          $400,000             $500,000
    -----------------------------------------------------------------------
    6 Funds       $475,000          $525,000             $625,000
    -----------------------------------------------------------------------
    7 Funds       $625,000          $675,000             $775,000
    -----------------------------------------------------------------------
    8 Funds       $800,000          $850,000             $950,000
    -----------------------------------------------------------------------
    9 Funds      $1,000,000        $1,050,000           $1,150,000
    -----------------------------------------------------------------------

For the tenth Fund and each Fund opened thereafter, the Trust will pay a minimum fee of $75,000 per Fund in addition to the cumulative minimum set forth above.

The minimum annual fee for each additional class of Shares of a Fund established after the initial three (3) classes of Shares per Fund is $10,000.

The Trust will be separately charged $6 per call for each incoming and outgoing investor service call. Further, if the Trust opens a Fund or a class directed toward retail investors, the Trust will use the Administrator's Voice Response Unit at the then-prevailing fee.

For the fiscal periods ended January 31, 2001 and 2002, the Administrator received the following fees:

                                              FEES PAID (000)  FEES WAIVED (000)

FUND                                          2001      2002     2001    2002
----                                          ----      ----     ----    ----

Treasury Securities Money Market Fund         $205      $308      $0      $0

Tax Exempt Money Market Fund                     *         *       *       *

Strategic Income Bond Fund                    $ 36      $ 58      $0      $0

Value Fund                                    $ 24      $ 43      $0      $0

Growth Fund                                   $  0      $ 11      $0      $0

Burkenroad Fund                                  *      $  0      $0      $0

* Not in operation for period indicated.

THE DISTRIBUTOR

GENERAL. SEI Investments Distribution Co. (the "Distributor"), a wholly owned subsidiary of SEI, and the Trust are parties to a distribution agreement dated May 31, 2000 ("Distribution Agreement"). The Distribution Agreement is renewable annually. The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Trustees who are not interested persons and have no financial interest in the Distribution Agreement or by a majority of the outstanding shares of the Trust upon not more than 60 days' written notice by either party or upon assignment by the Distributor.

THE DISTRIBUTION PLAN. The Distribution Plan (the "Plan") provides that Class A Shares of the Treasury Securities Money Market Fund will pay the Distributor a fee of .25%, Class C Shares of the Strategic Income Bond Fund, Value Fund and Growth Fund and will each pay the Distributor a fee of .75%, and Class D Shares of the Burkenroad Fund will pay the Distributor a fee of .25% of the average daily net assets of the shares. Under the Plan, the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents") as compensation for services, reimbursement of expenses incurred in connection with distribution assistance. The Plan is characterized as a compensation plan since the distribution fee will be paid to the Distributor without regard to the distribution expenses incurred by the Distributor or the amount of payments made to other financial institutions and intermediaries. The Trust intends to operate the Plan in accordance with its terms and with the NASD rules concerning sales charges.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined by the 1940 Act) of any party to the Distribution Agreement ("Qualified Trustees"). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

For the fiscal period ended January 31, 2001 and 2002, the Funds paid the following distribution fees:


------------------------------------------------------------------------------------
                             12b-1 Fees Paid      12b-1 Fees Retained by Distributor
                           ---------------------  ----------------------------------
Fund                         2001          2002           2001         2002
------------------------------------------------------------------------------------
Treasury Securities
Money Market Fund
(Class A)                  $23,655       $79,878           $0           $0
------------------------------------------------------------------------------------
Strategic Income
Bond Fund (Class C)           $5            $6             $0           $0
------------------------------------------------------------------------------------
Value Fund (Class C)          $5            $6             $0           $0
------------------------------------------------------------------------------------
Growth Fund (Class C)         *             $5             $0           $0
------------------------------------------------------------------------------------
Burkenroad Fund
(Class D)                     *            $23             $0           $0
------------------------------------------------------------------------------------

* Not in operation for period indicated.

DEALER REALLOWANCES. Class A Shares and Class C Shares of the Funds are sold subject to a front-end sales charge as described in the prospectus. Selling dealers are normally reallowed 100% of the sales charge by the Distributor. Selling dealers are reallowed 1.00% of the offering price of Class C Shares. The following table shows the amount of the front-end sales charge that is reallowed to dealers as a percentage of the offering price of Class A shares.

-------------------------------------------------------------------------------------------------------------------
                                                DEALER REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                -----------------------------------------------------------------------------------
                                             $50,000                       $250,000      $500,000
                                             but less       $100,000       but less      but less
                                Less than      than      but less than       than          than         $1,000,000
           FUND                  $50,000     $100,000       $250,000       $500,000     $1,000,000      and over
-------------------------------------------------------------------------------------------------------------------
Treasury Securities Money          None         None           None           None          None           None
Market
-------------------------------------------------------------------------------------------------------------------
Tax Exempt Money Market            None         None           None           None          None           None
-------------------------------------------------------------------------------------------------------------------
Strategic Income Bond             4.00%        3.25%          2.50%          1.75%         1.50%           None
-------------------------------------------------------------------------------------------------------------------
Value                             5.25%        4.50%          3.50%          2.50%         2.00%           None
-------------------------------------------------------------------------------------------------------------------
Growth                            5.25%        4.50%          3.50%          2.50%         2.00%           None
-------------------------------------------------------------------------------------------------------------------
Burkenroad                        5.25%        4.50%          3.50%          2.50%         2.00%           None
-------------------------------------------------------------------------------------------------------------------

Dealers that are reallowed the entire amount of the sales charge may be deemed to be underwriters within the meaning of the Securities Act of 1933 for the purposes of assessing civil liability.

CODES OF ETHICS

The Board of Trustees, on behalf of the Trust, has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. In addition, the Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics (each a "Code" and together the "Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements, or are prohibited from making such investments. Copies of these Codes are on file with the Securities and Exchange Commission, and are available to the public.

INDEPENDENT PUBLIC ACCOUNTANTS

PricewaterhouseCoopers LLP serves as independent public accountants for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for the overseeing each of the Funds and each of the Trust's fourteen funds, which includes funds not described in this SAI. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456.

ROBERT A. NESHER (DOB 08/17/46) -- Chairman of the Board of Trustees* -- Currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Executive Vice President of SEI Investments, 1986-1994. Director and Executive Vice President of the Administrator and the Distributor, 1981-1994. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, Bishop Street Funds, The Expedition Funds, The MDL Funds, Pillar Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

JOHN T. COONEY (DOB 01/20/27)-- Trustee** (since 1993)-- Vice Chairman of Ameritrust Texas N.A., 1989-1992, and MTrust Corp., 1985-1989. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

WILLIAM M. DORAN (DOB 05/26/40) -- Trustee* (since 1993) -- 1701 Market Street, Philadelphia, PA 19103. Partner, Morgan, Lewis & Bockius LLP (law firm), counsel to the Trust, SEI Investments, the Administrator and the Distributor. Director of SEI Investments since 1974; Secretary of SEI Investments since 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

ROBERT A. PATTERSON (DOB 11/05/27)-- Trustee** (since 1993)-- Pennsylvania State University, Senior Vice President, Treasurer (Emeritus); Financial and Investment Consultant, Professor of Transportation since 1984; Vice President-Investments, Treasurer, Senior Vice President (Emeritus), 1982-1984. Director, Pennsylvania Research Corp.; Member and Treasurer, Board of Trustees of Grove City College. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

EUGENE B. PETERS (DOB 06/03/29)-- Trustee** (since 1993)-- Private investor from 1987 to present. Vice President and Chief Financial Officer, Western Company of North America (petroleum service company), 1980-1986. President of Gene Peters and Associates (import company), 1978-1980. President and Chief Executive Officer of Jos. Schlitz Brewing Company before 1978. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds and The MDL Funds.

JAMES M. STOREY (DOB 04/12/31) -- Trustee** (since 1993) -- Partner, Dechert Price & Rhoads, September 1987 - December 1993; Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

GEORGE J. SULLIVAN, JR. (DOB 11/13/42)-- Trustee** (since 1999)-- Chief Executive Officer, Newfound Consultants Inc. since April 1997. General Partner, Teton Partners, L.P., June 1991-December 1996; Chief Financial Officer, Noble Partners, L.P., March 1991-December 1996; Treasurer and Clerk, Peak Asset Management, Inc., since 1991; Trustee, Navigator Securities Lending Trust, since 1995. Trustee of The Advisors' Inner Circle Fund, The Arbor Fund, The Expedition Funds, The MDL Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Products Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust.

* Messrs. Nesher and Doran are Trustees who may be deemed to be "interested" persons of the Fund as that term is defined in the 1940 Act.

** Messrs. Cooney, Patterson, Peters, Sullivan and Storey serve as members of the Audit Committee of the Fund.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

AUDIT COMMITTEE. The Board has a standing Audit Committee that is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of at least one Trustee and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. Mr. Nesher currently serves as the Board's delegate on the Fair Value Pricing Committee. The Fair Value Pricing Committee meets periodically, as necessary, and met three times in the most recently completed Trust fiscal year.

NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee are to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the 1934 Act in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Cooney, Patterson, Peters, Storey and Sullivan currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and did not meet in during the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts (if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds; (g) the level of the Adviser's profitability from its Fund-related operations; (h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreement are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to each Fund; and (c) agreed to renew the Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. The Tax Exempt Money Market Fund had not commenced operations. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934

("1934 Act"). The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

------------------------------------------------------------------------------------------------------------------
                                                              DOLLAR RANGE OF FUND        AGGREGATE DOLLAR RANGE
NAME                   FUND                                   SHARES*                     OF SHARES (ALL FUNDS)*
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Nesher                 Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Cooney                 Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Doran                  Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Patterson              Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Peters                 Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Storey                 Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------
                       Treasury Securities Money Market       None
                       -----------------------------------------------------------
                       Strategic Income Bond                  None
                       -----------------------------------------------------------
Sullivan               Value                                  None                                  None
                       -----------------------------------------------------------
                       Growth                                 None
                       -----------------------------------------------------------
                       Burkenroad                             None
------------------------------------------------------------------------------------------------------------------

*     Valuation date is December 31, 2001.

BOARD COMPENSATION. The following table exhibits Trustee compensation for the fiscal period ended January 31, 2002.

===================================================================================================================
                            Aggregate                                                         Total Compensation
                           Compensation           Pension or                                 From Trust and Fund
                        From the Trust for    Retirement Benefits     Estimated Annual         Complex Paid to
                         the Fiscal year       Accrued as Part of       Benefits Upon      Trustees for the Fiscal
Name of Person             Ended 1/31/02         Fund Expenses           Retirement         Year Ended 1/31/02 (1)
-------------------------------------------------------------------------------------------------------------------
John T. Cooney         $7,194.67                      N/A                   N/A           $7,194.67 for service on
                                                                                          one (1) board
-------------------------------------------------------------------------------------------------------------------
Robert Patterson       $7,194.67                      N/A                   N/A           $7,194.67 for service on
                                                                                          one (1) board
-------------------------------------------------------------------------------------------------------------------
Eugene B. Peters       $7,194.67                      N/A                   N/A           $7,194.67 for service on
                                                                                          one (1) board
-------------------------------------------------------------------------------------------------------------------
James M. Storey        $7,194.67                      N/A                   N/A           $7,194.67 for service on
                                                                                          one (1) board
-------------------------------------------------------------------------------------------------------------------
George J. Sullivan     $7,194.67                      N/A                   N/A           $7,194.67 for service on
                                                                                          one (1) board
-------------------------------------------------------------------------------------------------------------------
William M. Doran*      $0                             N/A                   N/A           $0 for service on one (1)
                                                                                          board
-------------------------------------------------------------------------------------------------------------------
Robert A. Nesher*      $0                             N/A                   N/A           $0 for service on one (1)
                                                                                          board
-------------------------------------------------------------------------------------------------------------------

(1)   The Arbor Fund is the only Trust in the Fund Complex.
*     A Trustee who is an "interested person" as defined by the 1940 Act.

TRUST OFFICERS. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and their principal occupations for the last five years are set forth below. Each may have held other positions with the named companies during that period. Unless otherwise noted, the business address of each Trustee and each Executive Officer is SEI Investments Company, Oaks, Pennsylvania 19456.

Certain officers of the Trust also serve as officers of some or all of the following: The Advisors' Inner Circle Fund, Alpha Select Funds, Amerindo Funds Inc., Armada Funds, The Armada Advantage Fund, Bishop Street Funds Causeway Capital Management Trust, CNI Charter Funds, Excelsior Funds, Inc., Excelsior Funds Trust, Excelsior Tax-Exempt Funds, Inc., The Expedition Funds, First Focus Funds, Inc., HighMark Funds, JohnsonFamily Funds, Inc., The MDL Funds, The Nevis Fund, Inc., Oak Associates Funds, The PBHG Funds, Inc., PBHG Insurance Series Fund, Inc., SEI Asset Allocation Trust, Pitcairn Funds, SEI Daily Income Trust, SEI Index Funds, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Insurance Pro ducts Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, STI Classic Funds, STI Classic Variable Trust, Turner Funds, UAM Funds Trust, UAM Funds, Inc. and UAM Funds, Inc. II., each of which is an open-end management investment company managed by SEI Investments Mutual Funds Services or its affiliates and distributed by SEI Investments Distribution Co.

JAMES R. FOGGO (DOB 06/30/64)-- President (since 2000)-- Vice President and Assistant Secretary of SEI Investments since 1998. Vice President and Assistant Secretary of the Administrator and the Distributor since May 1999. Associate at Paul Weiss, Rifkind, Wharton &

Garrison, 1998. Associate at Baker & McKenzie, 1995-1998. Associate at Battle Fowler L.L.P., 1993-1995.

WILLIAM E. ZITELLI, JR. (DOB 6/14/68)-- Vice President and Assistant Secretary (since 2000)-- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President, Merrill Lynch & Co. Asset Management Group (1998 - 2000). Associate at Pepper Hamilton LLP, 1997-1998. Associate at Reboul, MacMurray, Hewitt, Maynard & Kristol, 1994-1997.

TIMOTHY D. BARTO (DOB 03/28/68)-- Vice President and Assistant Secretary (since
2000)--Employed by SEI Investments since October 1999. Vice President and Assistant Secretary of the Administrator and Distributor since December 1999. Associate at Dechert Price & Rhoads, 1997-1999. Associate at Richter, Miller & Finn, 1993-1997.

TODD B. CIPPERMAN (DOB 02/14/66) -- Vice President and Assistant Secretary (since 1995) -- Senior Vice President and General Counsel of SEI Investments; Senior Vice President, General Counsel and Secretary of the Administrator and the Distributor since 2000. Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor, 1995-2000. Associate at Dewey Ballantine, 1994-1995.

LYDIA A. GAVALIS (DOB 06/05/64) -- Vice President and Assistant Secretary (since
1998) -- Vice President and Assistant Secretary of SEI Investments, the Administrator and the Distributor since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) -- Vice President and Assistant Secretary (since 2000) -- Employed by SEI Investments since November 1, 1999. Vice President and Assistant Secretary of the Administrator and the Distributor since December 1999. Associate at White and Williams LLP, 1991-1999. Associate at Montgomery, McCracken, Walker & Rhoads, 1990-1991.

JENNIFER SPRATLEY, CPA (DOB 02/13/69) -- Treasurer and Chief Financial Officer (since 2000) -- Director, SEI Funds Accounting since November 1999. Audit Manager, Ernst & Young LLP, 1991-1999.

SHERRY KAJDAN VETTERLEIN (DOB 06/22/62) -- Vice President and Assistant Secretary (since 2001) -- Vice President and Assistant Secretary of the Administrator and Distributor since January 2001. Shareholder/Partner, Buchanan Ingersoll Professional Corporation (1992-2000).

PETER GOLDEN (DOB 06/27/64) - Controller and Chief Financial Officer (since
2001) - Director of Funds Accounting of SEI Investments since June 2001; Vice President of Fund Administration, J. P. Morgan Chase & Co., March 2000-April 2001; Vice President, Fund and Pension Accounting, June 1997-March 2000; Administration Officer/Mutual Fund Servicing, Brown Brothers Harriman, May 1993-June 1997.

JOHN C. MUNCH (DOB 5/7/71) - Vice President and Secretary (since 2002) - Vice President and Assistant Secretary of the Administrator and Distributor since November 2001. Associate at Howard Rice Nemorovski Canady Falk & Rabkin, 1998-2001. Associate at Seward & Kissel, 1996-1998.

PERFORMANCE INFORMATION

From time to time, the Trust may advertise yield, effective yield and total return of the Funds. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made concerning actual future yields or returns.

The Funds may periodically compare their performance to other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices. These comparisons may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

COMPUTATION OF YIELD

No representation can be made concerning actual future yields or returns. The yield of the Funds refers to the annualized income generated by an investment in that Fund over a specified 30-day period. The yield is calculated by assuming that the income generated by the investment during that 30-day period is generated in each period over one year and is shown as a percentage of the investment. In particular, yield will be calculated according to the following formula:

Yield = 2[((a-b)/cd+1)6-1], where a = dividends and interest earned during the period; b = expenses accrued for the period (net of reimbursement); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period.

CALCULATION OF TOTAL RETURN

TOTAL RETURN QUOTATION (BEFORE TAXES). The total return of a Fund refers to the average annual compounded rate of return of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, total return will be calculated according to the following formula: P (1 + T)n = ERV, where P = a hypothetical initial investment of $1,000; T = average annual total return; n = number of years; and ERV = ending redeemable value, as of the end of the designated time period, of a hypothetical $1,000 investment made at the beginning of the designated time period.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS). The total return (after-taxes on distributions) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming no liquidation of the investment at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVD, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions); n = number of years; and ATVD = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, and assuming no liquidation of the investment at the end of the measurement periods. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

TOTAL RETURN QUOTATION (AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION). The total return (after-taxes on distributions and redemption) of a Fund refers to the average annual compounded rate of return, taking into account the tax impact of Fund dividends and distributions made to shareholders, of a hypothetical investment for designated time periods (including but not limited to, the period from which that Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period. In particular, average annual total return (after-taxes on distributions) is determined by finding the average annual compounded rate of return over the one-, five-, and ten-year periods (or for periods of the Fund's operations) that would equate the initial amount invested to the after-tax value, according to the following formulas: P (1+T)n = ATVDR, where P = a hypothetical initial investment of $1,000; T = average annual total return (after-taxes on distributions and redemption); n = number of years; and ATVDR = value at the end of the one-, five-, or ten-year periods of a hypothetical $1,000 investment made at the beginning of the time period, after taxes on Fund distributions, assuming that the entire investment is redeemed at the end of each measurement period. The calculation assumes that all distributions by the Funds are reinvested, less the taxes due on such distributions, at the price on the reinvestment dates during the period (adjustments may be made for subsequent recharacterizations of distributions). The calculation further assumes that no taxes are due on the portions of any distributions classified as exempt interest or non-taxable (i.e., return of capital). Taxes due on distributions by the Funds are calculated by applying the highest federal marginal tax rates to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain, etc.). Taxes due on redemptions by shareholders are calculated by subtracting the capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption. Applicable tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are not factored into the calculation.

HISTORICAL PERFORMANCE. The average annual total return (before taxes), total return (after-taxes on distributions) and total return (after-taxes on distributions and redemption) for each of the Funds was as follows for the one-year and since inception periods ended January 31, 2002.

---------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                             ---------------------------
---------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
FUND (INCEPTION DATE)                                            ONE-YEAR     FIVE-YEAR    TEN-YEAR   INCEPTION
---------------------                                            --------     ---------    --------   ---------
---------------------------------------------------------------------------------------------------------------
TREASURY SECURITIES MONEY MARKET FUND
---------------------------------------------------------------------------------------------------------------
   Trust Class (5/31/00)                                           3.00%          *           *          4.19%
---------------------------------------------------------------------------------------------------------------
   Institutional Sweep Class (5/31/00)                             2.74%          *           *          3.93%
---------------------------------------------------------------------------------------------------------------
   Class A (5/31/00)                                               2.49%          *           *          3.67%
---------------------------------------------------------------------------------------------------------------
TAX EXEMPT MONEY MARKET FUND                                          *           *           *              *
---------------------------------------------------------------------------------------------------------------
STRATEGIC INCOME BOND FUND
---------------------------------------------------------------------------------------------------------------
   Trust Class (5/31/00)                                           6.59%          *           *          9.12%
---------------------------------------------------------------------------------------------------------------
   Class A (without load) (5/31/00)                                6.34%          *           *          8.87%
---------------------------------------------------------------------------------------------------------------
   Class A (with load) (5/31/00)                                   2.10%          *           *          6.26%
---------------------------------------------------------------------------------------------------------------
   Class C (5/31/00)                                               5.76%          *           *          8.23%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS**                                  4.63%          *           *          6.60%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**                   4.57%          *           *          6.14%
---------------------------------------------------------------------------------------------------------------
VALUE FUND
---------------------------------------------------------------------------------------------------------------
  Trust Class (5/31/00)                                           -0.37%          *           *          5.70%
---------------------------------------------------------------------------------------------------------------
   Class A (without load) (5/31/00)                               -0.60%          *           *          5.43%
---------------------------------------------------------------------------------------------------------------
   Class A (with load) (5/31/00)                                  -5.80%          *           *          2.09%
---------------------------------------------------------------------------------------------------------------
   Class C (5/31/00)                                              -1.21%          *           *          4.76%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS**                                 -3.21%          *           *          5.05%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**                  -1.79%          *           *          4.12%
---------------------------------------------------------------------------------------------------------------
GROWTH FUND
---------------------------------------------------------------------------------------------------------------
   Trust Class (1/31/01)                                         -11.24%          *           *        -11.24%
---------------------------------------------------------------------------------------------------------------
   Class A (without load) (1/31/01)                              -11.40%          *           *        -11.40%
---------------------------------------------------------------------------------------------------------------
   Class A (with load) (1/31/01)                                 -16.05%          *           *        -16.05%
---------------------------------------------------------------------------------------------------------------
   Class C (1/31/01)                                             -12.00%          *           *        -12.00%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS**                                     *           *           *        -11.85%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION**                      *           *           *         -7.21%
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                                             AVERAGE ANNUAL TOTAL RETURN
                                                                             ---------------------------
---------------------------------------------------------------------------------------------------------------
                                                                                                        SINCE
FUND (INCEPTION DATE)                                            ONE-YEAR     FIVE-YEAR    TEN-YEAR   INCEPTION
---------------------                                            --------     ---------    --------   ---------
---------------------------------------------------------------------------------------------------------------
BURKENROAD FUND
---------------------------------------------------------------------------------------------------------------
   Class A (without load) (12/31/01)                                  *           *           *          0.33%
---------------------------------------------------------------------------------------------------------------
   Class A (with load) (12/31/01)                                     *           *           *         -4.93%
---------------------------------------------------------------------------------------------------------------
   Class D (12/31/01)                                                 *           *           *          0.33%
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS***                                    *           *           *            N/A
---------------------------------------------------------------------------------------------------------------
   AFTER-TAXES ON DISTRIBUTIONS AND REDEMPTION***                     *           *           *            N/A
---------------------------------------------------------------------------------------------------------------

*     Not in operation for the period indicated.
** After-tax returns are shown only for the Fund's Trust Class Shares. After-tax returns for other classes will vary.
*** After-tax returns are shown only for the Fund's Class A Shares. After-tax returns for Class D shares will vary.

PURCHASING SHARES

Purchases and redemptions may be made through the Distributor on a day on which the New York Stock Exchange (and the Federal Reserve for the Money Market Funds) and Hancock Bank are open for business (a "Business Day"). Shares of the Funds are offered on a continuous basis. Currently, the Funds are closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, President's Day, the Tuesday before Ash Wednesday ("Mardi Gras"), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

REDEEMING SHARES

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

A Shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust during any 90-day period of up to the lesser of $250,000 or 1% of the Trust's net assets.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the New York Stock Exchange is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which the disposal or valuation of a Funds' securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of any Fund for any period during which the New York Stock Exchange, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

Trading takes place in various markets on days that are not Business Days and the Funds' net asset values are not calculated. As a result, events affecting the values of the Funds' securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in a Funds' calculation of net asset values unless the Adviser determines that the particular event may materially affect net asset value, in which case an adjustment will be made.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m., Eastern Time if a security's principal exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

TAXES

The following is only a summary of certain federal income tax considerations generally affecting a Fund and its shareholders that are not described in the Fund's prospectus. No attempt is made to present a detailed explanation of the tax treatment of a Fund or its shareholders, and the discussion here and in the Fund's prospectus is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

FEDERAL INCOME TAX TREATMENT OF DIVIDENDS AND DISTRIBUTIONS. The following general discussion of certain federal income tax consequences is based on the Internal Revenue Code of 1986, as amended (the " Code") and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

QUALIFICATIONS AS A REGULATED INVESTMENT COMPANY. Each Fund intends to qualify and elects to be treated as a "regulated investment company" ("RIC") under Subchapter M of the Code. By following such a policy, each Fund expects to eliminate or reduce to a nominal amount the federal taxes to which it may be subject. The Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders.

In order to be taxable as a RIC, the Fund must distribute at least 90% of its net investment income (which, includes dividends, taxable interest, and the excess of net short-term capital gains over net long-term capital losses, less operating expenses) and at least 90% of its net tax exempt interest income, for each tax year, if any, to its shareholders and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income; (ii) at the close of each quarter of each Fund 's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of the Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of each Fund's taxable year, not more than 25% of the value of its assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls or that are engaged in the same, similar or related trades or business.

Although each Fund intends to distribute substantially all of its net investment income and may distribute its capital gains for any taxable year, each Fund will be subject to federal income taxation to the extent any such income or gains are not distributed.

If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. In this event, distributions generally will be eligible for the dividends-received deduction for corporate shareholders.

The Funds each may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

A Fund may derive capital gains and losses in connection with sales of other dispositions of its portfolio of securities. Distributions of net short-term capital gains will be taxable to you as ordinary income. Distributions of net long-term capital gains will be taxable to you as long-term capital gain regardless of how long you have held your shares. Distributions of dividends will be taxed as ordinary income.

A Fund will inform you of the amount of your ordinary income dividends and capital gain distributions, if any, at the time they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, a Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Redemptions and exchanges of Fund shares may be taxable transactions for federal and state income tax purposes. If you hold your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you hold your shares. Any loss incurred on the redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on such shares. All or a portion of any loss that you realize upon the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

In certain cases, a Fund will be required to withhold, and remit to the United States Treasury, 30.5% of any distributions paid to a shareholder who (1) has failed to provide a correct taxpayer identification number, (2) is subject to backup withholding by the Internal Revenue Service, or (3) has not certified to that Fund that such shareholder is not subject to backup withholding.

FEDERAL EXCISE TAX. If a Fund fails to distribute in a calendar year at least 98% of its ordinary income for the year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending October 31 of that year (and any retained amount from the prior calendar year on which the Fund paid no federal income tax), the Fund will be subject to a nondeductible 4% Federal excise tax on the undistributed amounts. Each Fund intends to make sufficient distributions to avoid imposition of this tax, or to retain, at most its net capital gains and pay tax thereon.

STATE TAXES. No Fund is liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by any Fund to shareholders and the ownership of shares may be subject to state and local taxes. Shareholders are urged to consult their tax advisors regarding state and local taxes applicable to an investment in a Fund.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money Market Securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser or Sub-Adviser may place a combined order for two or more accounts it manages, including a Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Adviser and the Trust's Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Adviser believes that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Funds.

For the fiscal years ended January 31, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on fund transactions:

---------------------------------------------------------------------------------------
                                 AGGREGATE DOLLAR AMOUNT OF BROKERAGE COMMISSIONS PAID
                                -------------------------------------------------------
FUND                                    2001                          2002
---------------------------------------------------------------------------------------
Treasury Securities
Money Market Fund                      $66,181                       $89,045
---------------------------------------------------------------------------------------
Tax Exempt Money Market Fund               *                             *
---------------------------------------------------------------------------------------
Strategic Income Bond Fund               $945                         $1,393
---------------------------------------------------------------------------------------
Value Fund                             $76,300                       $111,891
---------------------------------------------------------------------------------------
Growth Fund                               $0                          $33,904
---------------------------------------------------------------------------------------
Burkenroad Fund                            *                          $2,026
---------------------------------------------------------------------------------------

----------
*     Not in operation as of the Trust's most recently completed fiscal year.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. The Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, Fund strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis.

The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

For the Trust's most recently completed fiscal year, the Funds paid the following commissions on brokerage transactions directed to brokers pursuant to an agreement or understanding whereby the broker provides research or other brokerage services to the Adviser:

----------------------------------------------------------------------------------
                                                           TOTAL DOLLAR AMOUNT OF
                                TOTAL DOLLAR AMOUNT OF     TRANSACTIONS INVOLVING
                                BROKERAGE COMMISSIONS      BROKERAGE COMMISSIONS FOR
FUND                            FOR RESEARCH SERVICES      RESEARCH SERVICES
----------------------------------------------------------------------------------
Treasury Securities
Money Market Fund                          $0                          $0
----------------------------------------------------------------------------------
Tax Exempt Money Market Fund               *                           *
----------------------------------------------------------------------------------
Strategic Income Bond Fund                 $0                          $0
----------------------------------------------------------------------------------
Value Fund                              $125,651                  $58,956,734
----------------------------------------------------------------------------------
Growth Fund                             $36,132                   $19,305,847
----------------------------------------------------------------------------------
Burkenroad Fund                          $2,022                     $300,081
----------------------------------------------------------------------------------

*     Not in operation as of the Trust's most recently completed fiscal year.

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting fund transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

For the fiscal years ended January 31, 2001 and 2002, the Funds paid the following aggregate brokerage commissions on fund transactions effected by affiliated brokers. All amounts shown were paid to the Distributor and reflect fees paid in connection with Fund repurchase agreement transactions.

-------------------------------------------------------------------------------------------------------------------------
                                   AGGREGATE DOLLAR               PERCENTAGE OF TOTAL             PERCENTAGE OF TOTAL
                                   AMOUNT OF BROKERAGE            BROKERAGE COMMISSIONS           BROKERAGE TRANSACTIONS
                                   COMMISSIONS PAID TO            PAID TO AFFILIATED              EFFECTED THROUGH
                                   AFFILIATED BROKERS             BROKERS                         AFFILIATED BROKERS
                                  -----------------------         ----------------------          -----------------------
FUND                                2001            2002            2001           2002             2001           2002
-------------------------------------------------------------------------------------------------------------------------
Treasury Securities
Money Market Fund                 $66,181         $89,045          100              100             100             100
-------------------------------------------------------------------------------------------------------------------------
Tax Exempt Money
Market Fund*                         *               *               *                *               *              *
-------------------------------------------------------------------------------------------------------------------------
Strategic Income
Bond Fund                          $945           $1,393           100              100             100             100
-------------------------------------------------------------------------------------------------------------------------
Value Fund                         $212            $312             0                0               42              24
-------------------------------------------------------------------------------------------------------------------------
Growth Fund                         $0             $179             0                1               0               63
-------------------------------------------------------------------------------------------------------------------------
Burkenroad Fund                     *               $4              *                0               *               34
-------------------------------------------------------------------------------------------------------------------------

*     Not in operation as of the Trust's most recently completed fiscal year.

SECURITIES OF "REGULAR BROKER-DEALERS." The Trust is required to identify any securities of its "regular brokers or dealers" (as such term is defined in the 1940 Act) which the Trust has acquired during its most recent fiscal year. As of January 31, 2002, the following Funds held securities of the Trust's "regular brokers or dealers" as follows:


FUND                            NAME OF BROKER/DEALER           TYPE OF SECURITY HELD          DOLLAR AMOUNT AT FYE
----                            ---------------------           ---------------------          --------------------
Treasury Securities Money
Market Fund                     Deutsche Bank                   Repurchase Agreement           $ 57,738,715

                                JP Morgan                       Repurchase Agreement           $  9,904,856

                                Lehman Brothers                 Repurchase Agreement           $  9,443,917

                                Merrill Lynch                   Repurchase Agreement           $  5,720,598

                                Morgan Stanley                  Repurchase Agreement           $  7,940,629

                                UBS Warburg                     Repurchase Agreement           $ 56,793,208

Tax Exempt Money
Market Fund                            *                               *                           *

Strategic Income Bond           Morgan Stanley                  Corporate Bond                 $    520,989
Fund
                                Merrill Lynch                   Corporate Bond                 $    624,000

                                Lehman Brothers                 Corporate Bond                 $  1,042,325

                                UBS Warburg                     Repurchase Agreement           $  2,580,325

Value Fund                      Morgan Stanley                  Repurchase Agreement           $    187,446

Growth Fund                     Morgan Stanley                  Repurchase Agreement           $    451,345

Burkenroad Fund                 Morgan Stanley                  Repurchase Agreement           $      49,307

*     Not in operation as of the Trust's most recently completed fiscal year.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of portfolios and shares of each Fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the portfolio. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Fund for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Fund property for any shareholder held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Fund will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

5% AND 25% SHAREHOLDERS

As of May 6, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% and 25% or more of the shares of the Funds. Persons who owned of record or beneficially more than 25% of a Fund's outstanding shares may be deemed to control the Fund within the meaning of the Act. The Trust believes that most of the shares referred to below were held by the below persons in account for their fiduciary, agency or custodial customers.

TREASURY SECURITIES MONEY MARKET FUND - TRUST CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 98.87%

TREASURY SECURITIES MONEY MARKET FUND - INSTITUTIONAL SWEEP CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 97.79%

TREASURY SECURITIES MONEY MARKET FUND - CLASS A:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 61.29%

NFSC; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 32.98%

HB Cash Management; P.O. Box 4019, Gulfport MS 39502; 5.73%

STRATEGIC INCOME BOND FUND - TRUST CLASS:

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 98.37%

STRATEGIC INCOME BOND FUND - CLASS A:

FundServ Shell Account FBO Burke S. Torrey, 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 32.92%

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 10.35%

FundServ Shell Account FBO Alice C. Jenkins; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.01%

STRATEGIC INCOME BOND FUND - CLASS C:

FundServ Shell Account; 200 Liberty Street, 1 World Financial Center, New York NY 10281; 76.23%

FundServ Shell Account FBO Evelyn E. Cronier; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 7.75%

FundServ Shell Account; 200 Liberty Street; 1 World Financial Center, New York, NY 10281; 7.61%

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 5.31%

VALUE FUND - TRUST CLASS:

Hanco; P.O. Box 4019; Gulfport, MS 39502-4019; 97.56%

VALUE FUND - CLASS A:

FundServ Account FBO Hancock Bank 401K Plan, 200 Liberty Street; 1 World Financial Center, New York, NY 10281; 17.45%

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 9.20%

FundServ Shell Account FBO Dr. Clifton Shepherd; 200 Liberty Street, 1 World Financial Center, New York, NY 1028; 7.82%

FundServ Shell Account FBO Linda F. Koury; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 7.38%

FundServ Shell Account; 200 Liberty Street, 1 World Financial Center, New York, NY 1028; 5.23%

VALUE FUND - CLASS C:

FundServ Shell Account; 200 Liberty Street, 1 World Financial Center, New York, NY 1028; 34.30%

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 27.47%

FundServ Shell Account; 200 Liberty Street, 1 World Financial Center, New York, NY 1028; 23.91%

FundServ Shell Account; 200 Liberty Street, 1 World Financial Center, New York, NY 1028; 11.58%

GROWTH FUND - TRUST CLASS:

Hanco; P.O. Box 4019; Gulfport, MS 39502-4019; 99.60%

GROWTH FUND - CLASS A

FundServ Shell Account FBO Dr. Clifton Sheperd; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 22.75%

FundServ Account FBO Hancock Bank 401K Plan; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 20.55%

FundServ Shell Account FBO Ms. Julie Bloodsworth, 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.95%

GROWTH FUND - CLASS C:

FundServ Shell Account FBO Evelyn E. Cronier; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 34.07%

FundServ Shell Account; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 33.53%

Hanco; P.O. Box 4019, Gulfport, MS 39502-4019; 29.46%

BURKENROAD FUND - CLASS A:

FundServ Shell Account FBO Dr. Clifton W. Shepherd; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 13.03%

FundServ Shell Account FBO Hancock Bank Investment Serv.; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 12.57%

FundServ Shell Account FBO Dr. Clifton W. Shepherd; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 6.52%

FundServ Shell Account FBO Dr. Clifton Shepherd; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 6.52%

FundServ Shell Account FBO Michael T. Staley; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 6.52%

BURKENROAD FUND - CLASS D:

The Administrators of the Tulane Educational Fund; 6401 Freret Street Suite 178, New Orleans, LA 70118; 29.26%

FundServ Shell Account FBO Papapopen LP; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 17.38%

Bruce Collin; 170 Prospect Avenue, Apt. 9F, Hackensack, NJ 07601; 16.46%

FundServ Shell Account FBO Mr. Rimmer Covington; 200 Liberty Street, 1 World Financial Center, New York, NY 10281; 5.21%

EXPERTS

The financial statements incorporated by reference into this Statement of Additional Information have been incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended January 31, 2002, and the Report of Independent Accountants of PricewaterhouseCoopers LLP dated March 14, 2002 relating to the financial statements, including the financial highlights of the Funds are incorporated herein by reference.

                                    APPENDIX

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

-     Leading market positions in well-established industries.

-     High rates of return on funds employed.

- Conservative capitalization structure with moderate reliance on debt and ample asset protection.

- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

- Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch, which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

- Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

- Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB--rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

MOODY'S

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

FITCH

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

THOMSON

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 31

Item 23. Exhibits:

(a) Registrant's Agreement and Declaration of Trust, originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1992, is incorporated herein by reference to exhibit (1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(b) Registrant's amended and restated By-laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(c)       Not Applicable.

(d)(1) Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak Diversified Growth Portfolio, the Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio, originally filed as exhibit 5(b) with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on January 13, 1993, is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(2) Investment Sub-Advisory Agreement by and among Registrant, Citizens Commercial and Savings Bank and Wellington Management Company, LLP with respect to the Golden Oak Prime Obligation Money Market Portfolio is incorporated herein by reference to exhibit 5(c) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

(d)(3) Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Portfolios, originally filed as exhibit 5(h) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(d) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on April 2, 1997.

(d)(4) Investment Sub-Advisory Agreement by and among the Registrant, One Valley Bank, National Association, and Wellington Management Company, LLP with respect to the OVB Prime Obligations Portfolio, originally filed as exhibit 5(i) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(5) Investment Advisory Agreement between the Registrant and Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund, originally filed as exhibit 5(j), with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 5(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(6) Schedule B to Investment Advisory Agreement between the Registrant and Citizens Commercial & Savings Bank with respect to Golden Oak Growth and Income Portfolio, originally filed as exhibit 5(l) with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on September 30, 1994 is incorporated herein by reference to exhibit 5(g) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

(d)(7) Schedule to the Investment Advisory Agreement between Registrant and Capitoline Investment Services Incorporated with respect to the Prime Obligations Fund, originally filed as exhibit 5(q) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(d)(8) Investment Sub-Advisory Agreement by and among the Registrant and Citizens Bank and Nicholas-Applegate Capital Management with respect to the Golden Oak Diversified Growth Portfolio, originally filed as exhibit 5(u), is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 29, 1996.

(d)(9) Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Equity Income Portfolio, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on February 28, 1997.

(d)(10) Investment Sub-Advisory Agreement by and among the Registrant, Citizens Bank and Systematic Financial Management, L.P. with respect to the Golden Oak Value Portfolio is incorporated herein by reference to exhibit 5(j) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-

          1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(d)(11) Amendment to Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(d)(12) Schedule A to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit (d)(12) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

(d)(13) Amendment to the Investment Sub-Advisory Agreement by and between Citizens Bank and Systematic Financial Management, L.P. is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

(d)(14) Amended Schedule A dated February 22, 1999 to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

(d)(15) Amendment No. 2 dated February 22, 1999 to the Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit (d)(15) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 28, 1999.

(d)(16) Amended and Restated Investment Advisory Agreement between the Registrant and Horizon Advisors with respect to the Hancock Horizon Treasury Securities Money Market Fund, Hancock Horizon Tax Exempt Money Market Fund, Hancock Horizon Value Fund, Hancock Horizon Strategic Income Fund and Hancock Horizon Growth Fund is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(d)(17) Amended and Restated Investment Sub-Advisory Agreement between and among Registrant, Horizon Advisers and Weiss, Peck & Greer L.L.C. with respect to the Hancock Horizon Tax Exempt Money Market Fund is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(d)(18) Amended Schedule to Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak International Equity Portfolio is incorporated herein by reference to exhibit (d)(18) of Post-Effective Amendment No. 28 to Registrant's Registration

          Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(d)(19) Investment Sub-Advisory Agreement between and among the Registrant, Citizens Commercial and Savings Bank and BlackRock International, Ltd., with respect to the Golden Oak International Equity Portfolio incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(d)(20) Investment Advisory Agreement between the Registrant and Branch Banking and Trust Company with respect to the OVB Portfolios is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(d)(21) Investment Sub-Advisory Agreement between and among the Registrant, Branch Banking and Trust Company and Wellington Management Company with respect to the OVB Prime Obligations Portfolio is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.


(d)(22) Amended Schedule to the Investment Advisory Agreement between the Registrant and Horizon Advisors is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on October 12, 2001.


(d)(23) Form of Assignment and Assumption Agreement between Branch Banking and Trust Company and BB&T Asset Management, LLC with respect to the OVB funds is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(d)(24) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Golden Oak funds is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(d)(25) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Nicholas-Applegate Capital Management, LP for the Golden Oak Growth and Tax-Managed Equity Funds is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001

(d)(26) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory

          Agreement with Systematic Financial Management, LP for the Golden Oak Value and Small Cap Value Funds is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(d)(27) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with BlackRock International Ltd. for the Golden International Equity Fund is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(d)(28) Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment Sub-Advisory Agreement with Wellington Management Company for the Golden Oak Prime Obligation Money Market Fund is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(e)(1) Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(e)(2) Transfer Agent Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 6(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

(e)(3) Transfer Agent Agreement between Registrant and Crestar Bank is incorporated herein by reference to exhibit 6(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

(e)(4) Transfer Agent Agreement between Registrant and Supervised Service Company is incorporated herein by reference to exhibit 6(d) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

(e)(5) Amendment to Transfer Agent Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 6(e) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(e)(6) Amended and restated Schedule A, relating to The Golden Oak Family of Funds, to the Distribution Plan is incorporated herein by reference to exhibit (e)(6) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on

          Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

(e)(7) Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (e)(7) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.


(e)(8) Amendment to Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust dated May 31, 2002 is filed herewith.


(f)       Not Applicable.

(g)(1) Custodian Agreement between Registrant and CoreStates Bank N.A., originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 8(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(g)(2) Custodian Agreement between Registrant and Crestar Bank, originally filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 8(b) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

(g)(3) Amendment to Custodian Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 8(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(g)(4) Custody Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(g)(5) Custodian Agreement between Registrant and State Street Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(h)(1) Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated January 28, 1993 for the Golden Oak Portfolios and forms of Schedule for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on July 29, 1993.

(h)(2) Schedule, relating to the OVB Prime Obligations, OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities and OVB West Virginia Tax-Exempt Income Portfolios (the "OVB Portfolios"), to Administration Agreement by and between the Registrant and SEI Financial Management Corporation dated as of January 28, 1993 is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(3) Schedule relating to U.S. Government Securities Money Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 9(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(4) Schedule dated May 19, 1997, relating to the Golden Oak Portfolios, to Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(5) Administration Agreement between Registrant and SEI Financial Corporation with Schedule dated January 28, 1993 as amended and restated on May 17, 1994 for Golden Oak Portfolios, the Prudential Portfolios and the OVB Portfolios, originally filed as exhibit 5(o) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(6) Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated August 1, 1994, originally filed as exhibit 5(p) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(7) Schedule relating to the Prime Obligations Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation, originally filed as exhibit 5(p) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 9(g) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(8) Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated January 28,

          1993, to SEI Fund Resources is incorporated herein by reference to exhibit 9(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

(h)(9) Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated June 1, 1996, to SEI Fund Resources is incorporated herein by reference to exhibit 9(i) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(h)(10) Schedule dated November 23, 1998 to the Administration Agreement, relating to the OVB Family of Funds, between the Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

(h)(11) Schedule dated February 22, 1999 to the Administration Agreement, relating to The Golden Oak Family of Funds, between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit
          (h)(11) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

(h)(12) Schedule relating to the Hancock Bank Treasury Securities Money Market Fund, Hancock Bank Tax Exempt Money Market Fund, Hancock Bank Strategic Income Fund and Hancock Bank Growth and Income Fund, to the Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 16, 2000.

(h)(13) Revised Schedule relating to the Golden Oak International Equity Portfolio, to the Administration Agreement is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(h)(14) Revised Schedule relating to the Hancock Horizon Funds, to the Administration Agreement is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

(h)(15) Shareholder Services Plan relating to the Hancock Bank Family of Funds is incorporated herein by reference to exhibit (h)(15) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

(h)(16) Amended Schedule A to the Shareholder Services Plan relating to the Hancock Horizon Family of Funds is filed herewith.

(h)(17) Shareholder Services Agreement between the Registrant and Hancock Bank is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(h)(18) Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.


(h)(19) Contractual Fee Waiver Agreement between the Registrant and Horizon Advisers is filed herewith.

(i)       Legal opinion is filed herewith.

(j)       Consent of independent accountants is filed herewith.


(k)       Not Applicable.

(l)       Not Applicable.

(m)(1) Registrant's Distribution Plan with respect to the Class B shares of the Golden Oak Portfolios (except Golden Oak Growth and Income Portfolio), originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 15(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(m)(2) Registrant's Distribution Plan with respect to the Class B shares of the OVB Portfolios, originally filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 15(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(m)(3) Registrant's Distribution Plan with respect to the Class B Shares of the Golden Oak Growth and Income Portfolio is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

(m)(4) Rule 18f-3 Multi-Class Plan, originally filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 15(d) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

(m)(5) Distribution and Service Plan relating to the Golden Oak Family of Funds is incorporated herein by reference to exhibit (m)(5) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(m)(6) Amended and restated Schedule A, relating to The Golden Oak Family of Funds to the Distribution Plan is incorporated herein by reference to exhibit (m)(6) of

          Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(m)(7) Revised Distribution Plan relating to The Hancock Bank Family of Funds is incorporated herein by reference to exhibit (m)(7) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(m)(8) Revised Schedule A to the Distribution Plan relating to the Hancock Horizon Family of Funds is incorporated herein by reference to exhibit
          (m)(8) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on October 12, 2001.


(n)(1) Amended and restated Rule 18f-3 Multi-Class Plan and Certificates of Class Designation are incorporated herein by reference to exhibit
          (n)(1) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.


(n)(2) Amended Schedule B to the Rule 18f-3 Multi-Class Plan relating to the Hancock Horizon Family of Funds is incorporated herein by reference to exhibit (n)(2) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on October 12, 2001.

(o)       Not Applicable.

(p)(1) Revised SEI Investments Company Code of Ethics and Insider Trading Policy dated December 2000 is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

(p)(2) Revised Systematic Financial Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(3) Citizens Bank Code of Ethics is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001..

(p)(4) Wellington Management Company, LLP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(5) Weiss, Peck & Greer, L.L.C., Code of Ethics is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(6) Revised One Valley Bank, N.A., Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(7) Hancock Bank and Trust Code of Ethics is incorporated herein by reference to exhibit (p)(7) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(8) Nicholas-Applegate Capital Management, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

(p)(9) BlackRock International, Ltd., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(10) The Arbor Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

(p)(11) Branch Banking and Trust Company Code of Ethics is incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(q)(1) Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Robert A. Patterson, Eugene B. Peters, George J. Sullivan, James M. Storey and James R. Foggo are incorporated herein by reference to exhibit (q) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

(q)(2) Power of Attorney for Jennifer Spratley is incorporated herein by reference to exhibit (q)(2) of The Advisors' Inner Circle Fund's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT:

Not Applicable.

ITEM 25. INDEMNIFICATION:

      Article VIII of the Agreement and Declaration of Trust filed as Exhibit A to the Registration Statement is incorporated by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER:

      Other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:


CB CAPITAL MANAGEMENT, INC.

      CB Capital Management, Inc. ("CB Capital"), is an Investment Adviser for the Registrant's Golden Oak Funds. The principal address of CB Capital is 328 South Saginaw, Flint, Michigan 48502. CB Capital is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY
Robert J. Vitito
Chairman of the Board,
President, CEO
John W. Ennest
Vice Chairman of the Board,
Director, CFO and Treasurer
Edward P. Abbott              Abbott's Meat, Inc.      President & CEO
Director

Hugo E. Braun, Jr.            Braun Kendrick           Attorney and Partner
Director                      Finkbeiner P.L.C.
Victor E. George              Victor George            Chairman of the Board
Director                      Oldsmobile, Inc
Jonathan E. Burroughs, II     JEB Enterprises          President
Director
Joseph P. Day                 Bauner Engineering &     President
Director                      Sales, Inc.
Charles R. Weeks              Citizens Banking         Chairman (retired)
Director                      Corporation
James L. Wolohan              Wolohan Lumber Co.       Chairman, President & CEO
Director
William C. Shedd              Winegarden, Shedd, Haley Attorney & Partner
Director                      Lindholm & Robertson
James E. Truesdell, Jr.       The Austin Group         President & Secretary
Director
Kendall B. Williams           The Williams Firm, P.C.  Attorney at Law
Director
Ada C. Washington                                      Community Volunteer
Director
Gary P. Drainville
Executive Vice President
Wayne G. Schaeffer
Executive Vice President
Thomas W. Gallagher
Senior Vice President, General
Counsel, Secretary
Richard J. Mitsdarfer
Senior Vice President and
General Auditor
Edward H. Newman
Senior Vice President &
Assistant Secretary
Thomas C. Shafer
Executive Vice President
Richard T. Albee
Senior Vice President
James M. VanTiflin
Director
Nicholas J. Cilfone
Executive Vice President
Lawrence O. Erickson          Four-Way Tool & Die      CEO
Director                      Engineering, Inc.
Ronald E. Fenton              BancSecurity Corporation Retired President & CEO
Director
William J. Hank               Farnham Investment Group Chairman of the Board &

Director                                               CEO
Gail E. Janssen               F&M Bancorporation, Inc. Retired Chairman of the
Director                                               Board
Stephen J. Lazaroff           Diversified Precision    President
Director                      Products, Inc.
William F. Nelson, Jr.        Wm. F. Nelson Electric,  President
Director                      Inc.
Robert C. Safford             Realty Development       Real Estate Developer
Director                      Corporation
Wayne G. Schaeffer
Executive Vice President
Jack S. Werner
Executive Vice President
Thomas W. Gallagher
Senior Vice President, General
Counsel & Secretary

HORIZON ADVISERS

      Horizon Advisers is an Adviser for the Registrant's Funds. The principal address of Horizon Advisers is One Hancock Plaza, Post Office Box 4019, Gulfport, Mississippi 39502-4019. Horizon Advisers is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY
Joseph F. Boardman, Jr.       Hancock Holding Company  Director
Chairman
George A. Schloegel           Hancock Holding Company  Director
Vice Chairman & C.E.O
Leo W. Seal, Jr.              Hancock Holding Company  Director
President
Charles A. Webb, Jr.          Hancock Holding Company  E.V.P.
E.V.P. & Secretary
James R. Ginn                 Hancock Holding Company  E.V.P.
E.V.P. & C.C.O
John M. Hairston              Hancock Holding Company  Sr. V.P.
Sr. V.P. & C.O.O.
Carl J. Chaney                Hancock Holding Company  Sr. V.P.
Sr. V.P. & C.F.O.
A. Hartie Spence              Hancock Bank of          President
Officer                       Louisiana
Robert E. Easterly            Hancock Bank of          E.V.P.
                              Louisiana
Barbara P. Atchley            Hancock Holding Company  V.P.
V.P. & Director Human

Resources
Clifton J. Saik               Hancock Holding Company  Sr. V.P.
Sr. V.P. & Sr. Trust Officer
Robert G. Chatham             Hancock Holding Company  V.P.
V.P. & Auditor
James B Estabrook, Jr         Hancock Holding Company  Director
Director
Charles H Johnson             Hancock Holding Company  Director
Director
Frank E. Bertucci             Hancock Holding Company  Director
Director
Victor Mavar                  Hancock Holding Company  Director
Director
James H. Horne                Hancock Holding Company  Director
Director
Christine L. Smilek           Hancock Holding Company  Director
Director
Richard T. Hill               Hancock Bank of          Louisiana Retail Manager
V.P. & Officer                Louisiana


NICHOLAS-APPLEGATE CAPITAL MANAGEMENT, LP

      Nicholas-Applegate Capital Management, L.P. ("Nicholas-Applegate"), is a Sub-Adviser for the Registrant's Funds. The principal address of Nicholas-Applegate is 600 West Broadway, 29th Floor, San Diego, CA 92101. Nicholas-Applegate is an investment adviser registered under the Advisers Act.


NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY
Arthur E. Nicholas,                      --                       --
Chairman of the Executive
Committee
Catherine Somhegyi-Nicholas,             --                       --
Chief Investment Officer
Eric S. Sagerman, Head of                --                       --
Global Marketing
John J.P. McDonnell, Chief               --                       --
Operating Officer
Allianz of America,                      --                       --
Managing Partner


SYSTEMATIC FINANCIAL MANAGEMENT, LP

      Systematic Financial Management, LP ("Systematic") is a Sub-Adviser for the Registrant's Funds. The principal business address of it is 300 Frank W. Burr Boulevard,

Glenpoint East, Teaneck, New Jersey 07666. Systematic is an investment adviser registered under the Adviser Act.


NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY
Gyanendra K. Joshi, Senior               --                       --
Managing Director and
Chief Investment Officer
Daniel K. McCreesh, Managing             --                       --
Director and Senior Portfolio
Manager
Francis T. McGee, Chief                  --                       --
Operating Officer
Kenneth W. Burgess III,                  --                       --
Managing Director and
Portfolio Manager


WELLINGTON MANAGEMENT COMPANY, LLP

      Wellington Management Company, LLP ("Wellington") is a Sub-Adviser for the Registrant's Funds. The principal business address of it is 75 State Street, Boston, Massachusetts 02109. Wellington is an investment adviser registered under the Adviser Act.


NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY
Kenneth Lee Abrams, Partner              --                       --
Nicholas Charles Adams,                  --                       --
Partner
Rand Charles Alexander,                  --                       --
Partner
Deborah Louise Allison,       Wellington Trust         Vice President
Partner                       Company, NA
Steven C. Angeli, Partner                --                       --
James Halsey Averill                     --                       --
General Partner
John F. Averill, Partner      Wellington Hedge         Vice President
                              Management, Inc.
Karl E. Bandtel, Partner      Wellington Global        Sr. Vice President
                              Administrator, Ltd.

                              Wellington Global        Sr. Vice President
                              Holdings, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.
Mark James Beckwith, Partner             --                       --
Kevin J. Blake, Partner                  --                       --

William Nicholas Booth,                  --                       --
Partner
Michael J. Boudens, Partner   Wellington Global        Vice President
                              Administrator, Ltd.

                              Wellington Hedge         Vice President
                              Management, Inc.
Paul Braverman, Partner       Wellington Global        Treasurer
                              Administrator, Ltd.

                              Wellington Global        Treasurer
                              Holdings, Ltd.

                              Wellington Hedge         Treasurer
                              Management, Inc.

                              Wellington               Director
                              International Management
                              Company, Pte Ltd.

                              Wellington Management    Treasurer
                              Global Holdings, Ltd.

                              Wellington Management    Partner & CFO
                              International, LLP

                              Wellington Sales         President and Treasurer
                              Corporation

                              Wellington Trust         Vice President and
                              Company, NA              Treasurer/Cashier
Robert A. Bruno, Partner                 --                       --
Maryann Evelyn Carroll,                  --                       --
Partner
Pamela Dippel, Partner        Wellington Trust         Vice President
                              Company, NA
Robert Lloyd Evans, Partner              --                       --
Lisa de la Fuente Finkel,     Wellington Global        Sr. Vice President &
Partner                       Administrator, Ltd.      Director

                              Wellington Global        Director
                              Holdings, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.

                              Wellington Luxembourg    Supervisory Board
                              S.C.A.

                              Wellington Management    Director
                              Global Holdings, Ltd.

                              Wellington Sales         Sr. Vice President &
                              Corporation              Director
Mark T. Flaherty, Partner     Wellington Trust         Vice President
                              Company, NA
Charles Townsend Freeman,                --                       --
Partner
Laurie Allen Gabriel,         Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Global        Sr. Vice President &
                              Holdings, Ltd.           Director

                              Wellington Trust         Vice President
                              Company, NA
John Herrick Gooch, Partner   Wellington Global        President & Director
                              Administrator, Ltd.

                              Wellington Global        President & Director
                              Holdings, Ltd.

                              Wellington Hedge         President
                              Management, Inc.

                              Wellington Management    President & Director
                              Global Holdings, Ltd.

                              Wellington Management    Partner
                              International, LLP

                              Wellington Trust         Vice President & Director
                              Company, NA
Nicholas Peter Greville,      Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Global        Sr. Vice President
                              Holdings, Ltd.

                              Wellington               Director
                              International
                              Management Company Ptd
                              Ltd.

                              Wellington Management    Partner
                              International, LLP
Paul J. Hamel, Partner        Wellington Trust         Vice President & Bank
                              Company, NA              Information Systems
                                                       Officer
Lucius Tuttle Hill, III,                 --                       --
Partner

Jean M. Hynes, Partner                   --                       --
Paul David Kaplan, Partner    Wellington Global        Director
                              Administrator, Ltd.

                              Wellington Global        Director
                              Holdings, Ltd.

                              Wellington Management    Director
                              Global Holdings, Ltd.
John Charles Keogh, Partner   Wellington Trust         Vice President
                              Company, NA
George Cabot Lodge, Jr.,      Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.
Nancy Therese Lukitsh,        Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.

                              Wellington Trust         Vice President & Director
                              Company, NA
Mark Thomas Lynch, Partner               --                       --

Christine Smith Manfredi,     Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Global        Sr. Vice President
                              Holdings, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.

                              Wellington Trust         Sr. Vice President
                              Company, NA
Earl Edward McEvoy                       --                       --
General Partner
Duncan Mathieu McFarland,     Wellington Global        Chairman & Director
Managing Partner              Administrator, Ltd.

                              Wellington Global        Chairman & Director
                              Holdings, Ltd.

                              Wellington Hedge         Chairman & Director
                              Management, Inc.

                              Wellington               Director
                              International

                              Management Company Pte.
                              Ltd.

                              Wellington Management    Chairman & Director
                              Global Holdings, Ltd.

                              Wellington Management    Partner
                              International, LLP

                              Wellington Trust         Chairman of the Board &
                              Company, NA              Director
Paul Mulford Mecray III,                 --                       --
Partner
Matthew Edward Megargel,                 --                       --
Partner
James Nelson Mordy, Partner              --                       --
Diane Carol Nordin, Partner   Wellington Global        Sr. Vice President
                              Administrator, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.
Stephen T. O'Brien, Partner              --                       --
Andrew S. Offit, Partner                 --                       --
Edward Paul Owens, Partner               --                       --
Saul Joseph Pannell, Partner             --                       --
Thomas Louis Pappas, Partner             --                       --
Jonathan Martin Payson,       Wellington Global        Director
Partner                       Administrator, Ltd.

                              Wellington Global        Director
                              Holdings, Ltd.

                              Wellington Management    Director
                              Global Holdings, Ltd.

                              Wellington Sales         Sr. Vice President
                              Corporation

                              Wellington Trust         President & Director
                              Company, NA
Philip H. Perelmuter, Partner            --                       --
Robert Douglas Rands, Partner            --                       --
Eugene Edward Record, Jr.,    Wellington Trust         Vice President
Partner                       Company, NA
James Albert Rullo, Partner              --                       --
John Robert Ryan, Managing    Wellington Hedge         Director
Partner                       Management, Inc.
Joseph Harold Schwartz,                  --                       --

Partner
James H. Shakin, Partner                 --                       --
Theodore Shasta, Partner                 --                       --
Binkley Calhoun Shorts,                  --                       --
Partner
Scott E. Simpson, Partner     Wellington Hedge         Director
                              Management, Inc.
Trond Skramstad, Partner                 --                       --
Catherine Anne Smith, Partner            --                       --
Stephen Albert Soderberg,                --                       --
Partner
Eric Stromquist, Partner      Wellington Hedge         Sr. Vice President
                              Management, Inc.
Brendan James Swords,         Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.
Harriett Tee Taggart, Partner            --                       --
Perry Marques Traquina,                  --                       --
Partner
Gene Roger Tremblay, Partner             --                       --
Michael Aaron Tyler, Partner             --                       --
Mary Ann Tynan, Partner       Wellington Luxembourg    Supervisory Board
                              S.C.A.

                              Wellington Management    Partner & Compliance
                              International, LLP       Officer

                              Wellington Sales         Sr. Vice President, Clerk
                              Corporation              & Director

                              Wellington Trust         Vice President & Trust
                              Company, NA              Officer
Clare Villari, Partner                   --                       --
Ernst Hans von Metzsch,       Wellington Global        Sr. Vice President
Partner                       Administrator, Ltd.

                              Wellington Global        Sr. Vice President
                              Holdings, Ltd.

                              Wellington Hedge         Sr. Vice President
                              Management, Inc.
James Leland Walters,         Wellington Global        Deputy Chairman &
Partner                       Administrator, Ltd.      Director

                              Wellington Global        Deputy Chairman &
                              Holdings, Ltd.           Director

                              Wellington               Director
                              International
                              Management Company Pte.
                              Ltd.

                              Wellington Luxembourg    Supervisory Board
                              S.C.A.

                              Wellington Management    Deputy Chairman, Sr. Vice
                              Global Holdings, Inc.    President & Director

                              Wellington Sales         Sr. Vice President,
                              Corporation              Assistant Clerk &
                                                       Director

                              Wellington Trust         Trust Counsel & Director
                              Company, NA
Kim Williams, Partner                    --                       --
Francis Vincent Wisneski,                --                       --
Partner


WEISS, PECK & GREER, LLC

      Weiss, Peck and Greer, LLC ("WPG") is a sub-adviser for the Registrant's Hancock Horizon Tax-Exempt Fund. The principal business address for WPG is One New York Plaza, New York, NY 10004. WPG is an investment adviser registered under the Advisers Act.


NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY
Gery Arthur MJ Daeninck,                 --                       --
Membert of Managing Board
Pieter Korteweg, Member of               --                       --
Managing Board
Stephen Henry Weiss, Member              --                       --
of Managing Board
Phillip Greer, Member of      FDX Corporation
Managing Board

                              Robert Mondavi
                              Corporation
Roger James Weiss, Member     Opus360
Gill Rudy Cogan, Member of    Advanced System                     --
Managing Board                Products, Inc.

                              Airgate PCS Inc.

                              APT System Products,
                              Inc. (formerly CAPS
                              Software, Inc.)

                              Dyna Chip Corporation

                              (formerly Dyna Logic
                              Inc.)

                              Electronics for Imaging
                              (Public)

                              Panorama Software, Inc.

                              Quadlux, Inc.

                              Times Ten Performance,
                              Inc. (formerly Data Xe)
Ronald Monroe Hoffner, Member            --                       --
Cornelis T. L. Korthout,                 --                       --
Member
Wesley Warren Lang, Jr.,      Chyron Corp.                        --
Member
                              Lionheart Newspaper, Inc.

                              MAC Acquisitions, L.P.

                              Medifinancial Solutions,
                              Inc.

                              Michael Allen Designs

                              Nationwide Credit Inc.

                              Powell Plant Farms, Inc.

                              Village Voice Media, LLC
Haakan Sub L.P., Member                  --                       --
Mulco Sub L.P., Member                   --                       --
Jacob Van Duijin, Member of              --                       --
Managing Board
Reinier Van Gerrevink, Member            --                       --
Athanassios Michas, Member,   NYSE - International
CEO and President             Advisory Board


BLACKROCK INTERNATIONAL, LTD.


      BlackRock International, Ltd., ("BIL"), is a Sub-Adviser for the Registrant's Golden Oak International Equity Portfolio. The principal address of BIL is 40 Torphichen Street, Edinburgh, Scotland. BIL is an investment adviser registered under the Advisers Act.

NAME AND POSITION WITH        NAME OF OTHER COMPANY    CONNECTION WITH OTHER
INVESTMENT ADVISER                                     COMPANY

Laurence Douglas Fink         BlackRock, Inc.          Chairman & CEO
Chairman & CEO
                              BlackRock Financial      Chairman & CEO
                              Management, Inc.

                              BlackRock Advisors,      Chief Executive Officer
                              Inc.

                              BlackRock Institutional Chief Executive Officer Management Corporation

                              BlackRock Capital        Chief Executive Officer
                              Management, Inc.

                              BlackRock (Japan) Inc.   Chairman & CEO

                              Blackrock Investments,   Chairman & CEO
                              Inc.
Ralph Lewis Schlosstein       BlackRock, Inc.          President & Director
President & Director
                              BlackRock Financial      President & Director
                              Management, Inc.

                              BlackRock Advisors,      President & Director
                              Inc.

                              BlackRock Institutional President & Director Management Corporation

                              BlackRock Capital        President & Director
                              Management, Inc.

                              BlackRock (Japan) Inc.   President & Director

                              BlackRock Investments,   Director
                              Inc.
Robert Steven Kapito          BlackRock, Inc.          Vice Chairman
Vice Chairman & Director
                              BlackRock Financial      Vice Chairman & Director
                              Management, Inc.

                              BlackRock Advisors,      Vice Chairman & Director
                              Inc.

                              BlackRock Institutional Vice Chairman & Director Management Corporation

                              BlackRock Capital        Vice Chairman & Director
                              Management, Inc.

                              BlackRock (Japan) Inc.   Vice Chairman & Director

                              BlackRock Investments,   Director
                              Inc.
Robert Peter Connolly         BlackRock, Inc.          MD, General Counsel &
General Counsel &                                      Secretary
Managing Director ("MD")
                              BlackRock Financial      MD, General Counsel &
                              Management, Inc.         Secretary

                              BlackRock Advisors,      MD, General Counsel &
                              Inc.                     Secretary

                              BlackRock Institutional  MD, General Counsel &
                              Management Corporation   Secretary

                              BlackRock Capital        MD, General Counsel &
                              Management, Inc.         Secretary

                              BlackRock (Japan) Inc.   MD, General Counsel &
                                                       Secretary

                              BlackRock Investments,   General Counsel &
                              Inc.                     Secretary
Paul L. Audet                 BlackRock, Inc.          Chief Financial Officer &
Chief Financial Officer &                              Managing Director
Managing Director
                              BlackRock Financial      Chief Financial Officer &
                              Management, Inc.         Managing Director

                              BlackRock Advisors,      Director (2/00)
                              Inc.

                              BlackRock Institutional  Director (2/00)
                              Management Corporation

                              BlackRock Capital        Director (2/00)
                              Management, Inc.

                              BlackRock (Japan) Inc.   Chief Financial Officer &
                                                       Managing Director
Henry Gabbay                  BlackRock, Inc.          Managing Director
Managing Director, Portfolio
Compliance
                              BlackRock Financial      Managing Director,
                              Management, Inc.         Portfolio Compliance

                              BlackRock Advisors,      Managing Director,
                              Inc.                     Portfolio Compliance

                              BlackRock Institutional  Managing Director,

                              Management Corporation   Portfolio Compliance

                              BlackRock Capital        Managing Director,
                              Management, Inc.         Portfolio Compliance

                              BlackRock (Japan) Inc    Managing Director,
                                                       Portfolio Compliance

                              BlackRock Investments,   Chief Operating Officer
                              Inc.                     (12/99)
Bartholomew Angelo Battista   BlackRock Financial      Director, Regulatory
Director, Regulatory          Management, Inc.         Compliance
Compliance (1/00)
                              BlackRock Advisors,      Director, Regulatory
                              Inc.                     Compliance

                              BlackRock Institutional  Director, Regulatory
                              Management Corporation   Compliance

                              BlackRock Capital        Director, Regulatory
                              Management, Inc.         Compliance

                              BlackRock (Japan) Inc    Director, Regulatory
                                                       Compliance


ITEM 27. PRINCIPAL UNDERWRITER:

      (a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

      Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      SEI Daily Income Trust                                July 15, 1982
      SEI Liquid Asset Trust                                November 29, 1982
      SEI Tax Exempt Trust                                  December 3, 1982
      SEI Index Funds                                       July 10, 1985
      SEI Institutional Managed Trust                       January 22, 1987
      SEI Institutional International Trust                 August 30, 1988
      The Advisors' Inner Circle Fund                       November 14, 1991
      STI Classic Funds                                     May 29, 1992
      The Arbor Fund                                        January 28, 1993
      Bishop Street Funds                                   January 27, 1995
      STI Classic Variable Trust                            August 18, 1995
      SEI Asset Allocation Trust                            April 1, 1996

      SEI Institutional Investments Trust                   June 14, 1996
      HighMark Funds                                        February 15, 1997
      Armada Funds                                          March 8, 1997
      Expedition Funds                                      June 9, 1997
      Oak Associates Funds                                  February 27, 1998
      The Nevis Fund, Inc.                                  June 29, 1998
      CNI Charter Funds                                     April 1, 1999
      The Armada Advantage Fund                             May 1, 1999
      Amerindo Funds Inc.                                   July 13, 1999
      iShares Inc.                                          January 28, 2000
      SEI Insurance Products Trust                          March 29, 2000
      iShares Trust                                         April 25, 2000
      Pitcairn Funds                                        August 1, 2000
      First Focus Funds, Inc.                               October 1, 2000
      JohnsonFamily Funds, Inc.                             November 1, 2000
      The MDL Funds                                         January 24, 2001

      Causeway Capital Management Trust                     September 20, 2001


The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

      (b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 21 of Part B. Unless other wise noted, the business address of each director or officer is SEI Investments Distribution Co., Oaks, PA 19456.


OFFICES                   POSITION AND OFFICE                    POSITIONS AND
NAME                      WITH UNDERWRITER                       WITH REGISTRANT
----                      ----------------                       ---------------
Alfred P. West, Jr.       Director, Chairman of the Board of
                          Directors                                     --
Richard B. Lieb           Director, Executive Vice President            --
Carmen V. Romeo           Director                                      --
Mark J. Held              President & Chief Operating Officer           --
Dennis J. McGonigle       Executive Vice President                      --
Robert M. Silvestri       Chief Financial Officer & Treasurer           --
Todd Cipperman            Senior Vice President & General Counsel       --
Carl A. Guarino           Senior Vice President                         --
Jack May                  Senior Vice President                         --
Kevin P. Robins           Senior Vice President                         --
Patrick K. Walsh          Senior Vice President                         --
Wayne M. Withrow          Senior Vice President                         --
Robert Aller              Vice President                                --

John D. Anderson          Vice President & Managing Director            --
Timothy D. Barto          Vice President & Assistant Secretary          --
Robert Crudup             Vice President & Managing Director            --
Richard A. Deak           Vice President & Assistant Secretary          --
Scott W. Dellorfano       Vice President & Managing Director            --
Barbara Doyne             Vice President                                --
Jeff Drennen              Vice President                                --
Scott C. Fanatico         Vice President & Managing Director            --
Vic Galef                 Vice President & Managing Director            --
Steven A. Gardner         Vice President & Managing Director            --
Lydia A. Gavalis          Vice President & Assistant Secretary          --
Greg Gettinger            Vice President & Assistant Secretary          --
Kathy Heilig              Vice President                                --
Jeff Jacobs               Vice President                                --
Bridget Jensen            Vice President                                --
Samuel King               Vice President                                --
John Kirk                 Vice President & Managing Director            --
Kim Kirk                  Vice President & Managing Director            --
John Krzeminski           Vice President & Managing Director            --
Karen LaTourette          Secretary                                     --
Alan H. Lauder            Vice President                                --
Paul Lonergan             Vice President & Managing Director            --
Ellen Marquis             Vice President                                --
Christine McCullough      Vice President & Assistant Secretary          --
Carolyn McLaurin          Vice President & Managing Director            --
Mark Nagle                Vice President                                --
Joanne Nelson             Vice President                                --
Rob Redican               Vice President                                --
Maria Rinehart            Vice President                                --
Steve Smith               Vice President                                --
Daniel Spaventa           Vice President                                --
Kathryn L. Stanton        Vice President                                --
Sherry K. Vetterlein      Vice President & Assistant Secretary          --
Lori L. White             Vice President & Assistant Secretary          --
William E. Zitelli, Jr.   Vice President & Assistant Secretary          --


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS:

      Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

      (a) With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
      (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

                                     First Union National Bank

                                     123 Broad Street
                                     Philadelphia, PA 19109

                                     HANCOCK HORIZON FUNDS
                                     Hancock Bank and Trust
                                     One Hancock Plaza
                                     P.O. Box 4019
                                     Gulfport, MS 39502

      (b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D);
      (4); (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

                                     SEI Investment Mutual Funds Services
                                     Oaks, PA 19456

      (c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Advisers:

                                     GOLDEN OAK PORTFOLIOS
                                     CB Capital Management
                                     One Citizens Banking Plaza
                                     Flint, MI 48502

                                     Wellington Management Company, LLP
                                     75 State Street
                                     Boston, MA 02109

                                     Systematic Financial Management, L.P.
                                     300 Frank W. Burr Blvd.
                                     Glenpointe East, 7th Floor
                                     Teaneck, NJ 07666

                                     Nicholas-Applegate Capital Management, L.P.
                                     600 West Broadway
                                     29th Floor
                                     San Diego, CA 92101

                                     BlackRock International Ltd.
                                     40 Torphichen Street
                                     Edinburgh, Scotland EH2 3AH

                                     Wellington Management Company, LLP
                                     75 State Street
                                     Boston, MA 02109

                                     HANCOCK HORIZON FUNDS
                                     Horizon Advisers
                                     One Hancock Plaza
                                     P.O. Box 4019
                                     Gulfport, MS 39502

                                     Weiss, Peck & Greer, LLC
                                     One New York Plaza
                                     New York, NY 10004

ITEM 29. MANAGEMENT SERVICES:

      None.

ITEM 30. UNDERTAKINGS:

      NONE

                                     NOTICE

      A copy of the Agreement and Declaration of Trust for The Arbor Fund is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its Trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the Trustees, officers, or Shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused Post-Effective Amendment No. 29 to be Registration Statement No. 33-50718 signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 31st day of May, 2002.

                                                      THE ARBOR FUND

                                           By: /s/ James R. Foggo
                                               ---------------------------------
                                               James R. Foggo, President

      Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

              *                         Trustee                     May 31, 2002
------------------------------
John T. Cooney

              *                         Trustee                     May 31, 2002
------------------------------
William M. Doran

              *                         Trustee                     May 31, 2002
------------------------------
Robert A. Nesher

              *                         Trustee                     May 31, 2002
------------------------------
Robert A. Patterson

              *                         Trustee                     May 31, 2002
------------------------------
Eugene B. Peters

              *                         Trustee                     May 31, 2002
------------------------------
James M. Storey

             *                          Trustee                     May 31, 2002
------------------------------
George J. Sullivan, Jr.

James R. Foggo                          President                   May 31, 2002
------------------------------
James R. Foggo

             *                          Controller &                May 31, 2002
------------------------------          Chief Financial Officer
Jennifer Spratley

*By:  /s/ James R. Foggo
      ----------------------------------
      James R. Foggo
      Attorney-in-fact

                                  EXHIBIT INDEX

EXHIBIT

EX-99.A Registrant's Agreement and Declaration of Trust, originally filed with the Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1992, is incorporated herein by reference to exhibit (1) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.B Registrant's amended By-laws are incorporated herein by reference to exhibit (b) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.C     Not Applicable.

EX-99.D1 Investment Advisory Agreement between the Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak Diversified Growth Portfolio, the Golden Oak Intermediate-Term Income Portfolio, Golden Oak Michigan Tax Free Bond Portfolio and Golden Oak Prime Obligation Money Market Portfolio, originally filed as exhibit 5(b) with Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on January 13, 1993, is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D2 Investment Sub-Advisory Agreement by and among Registrant, Citizens Commercial and Savings Bank and Wellington Management Company, LLP with respect to the Golden Oak Prime Obligation Money Market Portfolio is incorporated herein by reference to exhibit 5(c) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

EX-99.D3 Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Portfolios, originally filed as exhibit 5(h) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(d) to Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D4 Investment Sub-Advisory Agreement by and among the Registrant, One Valley Bank, National Association, and Wellington Management Company, LLP with respect to the OVB Prime Obligations Portfolio, originally filed as exhibit 5(i) with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 5(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on

            Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D5 Investment Advisory Agreement between the Registrant and Capitoline Investment Services, Incorporated with respect to the U.S. Government Securities Money Fund, originally filed as exhibit 5(j), with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 5(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D6 Schedule B to Investment Advisory Agreement between the Registrant and Citizens Commercial & Savings Bank with respect to Golden Oak Growth and Income Portfolio, originally filed as exhibit 5(l) with Post-Effective Amendment No. 10 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on September 30, 1994 is incorporated herein by reference to exhibit 5(g) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

EX-99.D7 Schedule to the Investment Advisory Agreement between Registrant and Capitoline Investment Services Incorporated with respect to the Prime Obligations Fund, originally filed as exhibit 5(q) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.D8 Investment Sub-Advisory Agreement by and among the Registrant and Citizens Bank and Nicholas-Applegate Capital Management with respect to the Golden Oak Diversified Growth Portfolio, originally filed as exhibit 5(u), is incorporated herein by reference to Post-Effective Amendment No. 14 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 29, 1996.

EX-99.D9 Investment Advisory Agreement between the Registrant and One Valley Bank, National Association with respect to the OVB Equity Income Portfolio, is incorporated herein by reference to exhibit 5(d) of Post-Effective Amendment No. 16 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on February 28, 1997.

EX-99.D10   Investment Sub-Advisory Agreement by and among the Registrant,
            Citizens Bank and Systematic Financial Management, L.P. with respect to the Golden Oak Value Portfolio is incorporated herein by reference to exhibit 5(j) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.D11   Amendment to Investment Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate Capital Management is incorporated herein by reference to exhibit 5(h) of Post-Effective Amendment No. 20 to Registrant's Registration

            Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.D12   Schedule A to the Investment Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit
            (d)(12) of Post-Effective Amendment No. 23 to Registrant's
            Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 1, 1999.

EX-99.D13   Amendment to the Investment Sub-Advisory Agreement by and between
            Citizens Bank and Systematic Financial Management, L.P. is incorporated herein by reference to exhibit (d)(13) of Post-Effective Amendment No. 23 to Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on April 1, 1999.

EX-99.D14   Amended Schedule A dated February 22, 1999 to the Investment
            Advisory Agreement between Registrant and Citizens Bank is incorporated herein by reference to exhibit (d)(14) of Post-Effective Amendment No. 23 to Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on April 1, 1999.

EX-99.D15   Amendment No. 2 dated February 22, 1999 to the Investment
            Sub-Advisory Agreement between Citizens Bank and Nicholas-Applegate
            Capital Management is incorporated herein by reference to exhibit
            (d)(15) of Post-Effective Amendment No. 24 to Registrant's
            Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 28, 1999.

EX-99.D16   Amended and Restated Investment Advisory Agreement between the
            Registrant and Horizon Advisors with respect to the Hancock Horizon
            Treasury Securities Money Market Fund, Hancock Horizon Tax Exempt
            Money Market Fund, Hancock Horizon Value Fund, Hancock Horizon
            Strategic Income Fund and Hancock Horizon Growth Fund is incorporated herein by reference to exhibit (d)(16) of Post-Effective Amendment No. 31 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on May 31, 2001.

EX-99.D17   Amended and Restated Investment Sub-Advisory Agreement between and among Registrant, Horizon Advisers and Weiss, Peck & Greer L.L.C.
            with respect to the Hancock Horizon Tax Exempt Money Market Fund is incorporated herein by reference to exhibit (d)(17) of Post-Effective Amendment No. 31 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on May 31, 2001.

EX-99.D18   Amended Schedule to Investment Advisory Agreement between the
            Registrant and Citizens Commercial and Savings Bank with respect to the Golden Oak International Equity Portfolio is incorporated herein by reference to exhibit (d)(18) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on May
            30, 2000.

EX-99.D19   Investment Sub-Advisory Agreement between and among the Registrant,
            Citizens Commercial and Savings Bank and BlackRock International,
            Ltd., with respect to the Golden Oak International Equity Portfolio incorporated herein by reference to exhibit (d)(19) of Post-Effective Amendment No. 28 to Registrant's
            Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.D20   Investment Advisory Agreement between the Registrant and Branch
            Banking and Trust Company with respect to the OVB Portfolios is incorporated herein by reference to exhibit (d)(21) of Post-Effective Amendment No. 29 to Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on November 17, 2000.

EX-99.D21   Investment Sub-Advisory Agreement between and among the Registrant,
            Branch Banking and Trust Company and Wellington Management Company with respect to the OVB Prime Obligations Portfolio is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment
            No. 29 to Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.D22   Amended Schedule to the Investment Advisory Agreement between the
            Registrant and Horizon Advisors is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on October 12, 2001.

EX-99.D23   Form of Assignment and Assumption Agreement between Branch Banking and Trust Company and BB&T Asset Management, LLC with respect to the OVB funds is incorporated herein by reference to exhibit (d)(22) of Post-Effective Amendment No. 31 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on May 31, 2001.

EX-99.D24   Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Golden Oak funds is incorporated herein by reference to exhibit (d)(23) of Post-Effective Amendment No. 31 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on May 31, 2001.

EX-99.D25   Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment
            Sub-Advisory Agreement with Nicholas-Applegate Capital Management,
            LP for the Golden Oak Growth and Tax-Managed Equity Funds is incorporated herein by reference to exhibit (d)(24) of Post-Effective Amendment No. 31 to the Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on May 31, 2001.

EX-99.D26   Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment
            Sub-Advisory Agreement with Systematic Financial Management, LP for the Golden Oak Value and Small Cap Value Funds is incorporated herein by reference to exhibit (d)(25) of Post-Effective Amendment
            No. 31 to the Registrant's Registration Statement on Form N-1A (File
            No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.D27   Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment
            Sub-Advisory

            Agreement with BlackRock International Ltd. for the Golden International Equity Fund is incorporated herein by reference to exhibit (d)(26) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.D28   Form of Assignment and Assumption Agreement between Citizens Bank and CB Capital Management, Inc. with respect to the Investment
            Sub-Advisory Agreement with Wellington Management Company for the
            Golden Oak Prime Obligation Money Market Fund is incorporated herein by reference to exhibit (d)(27) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on May
            31, 2001.

EX-99.E1 Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.E2 Transfer Agent Agreement between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 6(b) of Pre-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on January 13, 1993.

EX-99.E3 Transfer Agent Agreement between Registrant and Crestar Bank is incorporated herein by reference to exhibit 6(c) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

EX-99.E4 Transfer Agent Agreement between Registrant and Supervised Service Company is incorporated herein by reference to exhibit 6(d) of Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 1995.

EX-99.E5 Amendment to Transfer Agent Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 6(e) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.E6 Amended and restated Schedule A, relating to The Golden Oak Family of Funds, to the Distribution Plan is incorporated herein by reference to exhibit (e)(6) of Post-Effective Amendment No. 23 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with The Securities and Exchange Commission on April 1, 1999.

EX-99.E7 Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit
            (d)(27) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.E8 Amendment to Transfer Agency and Service Agreement between Registrant and Hancock Bank and Trust dated May 31, 2002 is filed herewith.


EX-99.F     Not Applicable.

EX-99.G1 Custodian Agreement between Registrant and CoreStates Bank N.A., originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 8(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.G2 Custodian Agreement between Registrant and Crestar Bank, originally filed with Post-Effective Amendment No. 9 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on June 2, 1994, is incorporated herein by reference to exhibit 8(b) of Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 30, 1997.

EX-99.G3 Amendment to Custodian Agreement between Registrant and Crestar Bank dated August 1, 1994 is incorporated herein by reference to exhibit 8(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.G4 Custody Agreement between Registrant and Hancock Bank and Trust is incorporated herein by reference to exhibit (g)(4) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.G5 Custodian Agreement between Registrant and State Street Bank is incorporated herein by reference to exhibit (g)(5) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.H1 Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated January 28, 1993 for the Golden Oak Portfolios and forms of Schedule for the California Tax Exempt Portfolio and Institutional Tax Free Portfolio is incorporated herein by reference to exhibit 5(a) of Post-Effective Amendment No. 4 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on July 29, 1993.

EX-99.H2 Schedule, relating to the OVB Prime Obligations, OVB Capital Appreciation, OVB Emerging Growth, OVB Government Securities and OVB West Virginia Tax-Exempt Income Portfolios (the "OVB Portfolios"), to Administration Agreement by and between the Registrant and SEI Financial Management Corporation dated as of January 28, 1993 is incorporated herein by reference to exhibit 9(b) of Post-Effective Amendment No. 20 to Registrant's Registration

            Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H3 Schedule relating to U.S. Government Securities Money Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation is incorporated herein by reference to exhibit 9(c) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H4 Schedule dated May 19, 1997, relating to the Golden Oak Portfolios, to Administration Agreement by and between Registrant and SEI Fund Resources is incorporated herein by reference to exhibit 9(d) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H5 Administration Agreement between Registrant and SEI Financial Corporation with Schedule dated January 28, 1993 as amended and restated on May 17, 1994 for Golden Oak Portfolios, the Prudential Portfolios and the OVB Portfolios, originally filed as exhibit 5(o) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(e) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H6 Administration Agreement between Registrant and SEI Financial Management Corporation with Schedule dated August 1, 1994, originally filed as exhibit 5(p) with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 9(f) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H7 Schedule relating to the Prime Obligations Fund, to Administration Agreement by and between Registrant and SEI Financial Management Corporation, originally filed as exhibit 5(p) with Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on August 11, 1995, is incorporated herein by reference to exhibit 9(g) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H8 Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated January 28, 1993, to SEI Fund Resources is incorporated herein by reference to exhibit 9(h) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.H9 Consent to Assignment and Assumption of Administration Agreement between the Registrant and SEI Financial Management Corporation, dated June 1, 1996, to

            SEI Fund Resources is incorporated herein by reference to exhibit 9(i) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.H10   Schedule dated November 23, 1998 to the Administration Agreement, relating to the OVB Family of Funds, between the Registrant and SEI
            Financial Management Corporation is incorporated herein by reference to exhibit (h)(10) of Post-Effective Amendment No. 23 to
            Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with The Securities and Exchange Commission on
            April 1, 1999.

EX-99.H11   Schedule dated February 22, 1999 to the Administration Agreement, relating to The Golden Oak Family of Funds, between the Registrant and SEI Fund Resources is incorporated herein by reference to exhibit (h)(11) of Post-Effective Amendment No. 23 to Registrant's
            Registration Statement on Form N-1A (File No. 33-50718), filed with
            The Securities and Exchange Commission on April 1, 1999.

EX-99.H12   Schedule relating to the Hancock Bank Treasury Securities Money
            Market Fund, Hancock Bank Tax Exempt Money Market Fund, Hancock Bank
            Strategic Income Fund and Hancock Bank Growth and Income Fund, to the Administration Agreement by and between Registrant and SEI Fund
            Resources is incorporated herein by reference to exhibit (h)(12) of Post-Effective Amendment No. 27 to Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on March 16, 2000.

EX-99.H13   Revised Schedule relating to the Golden Oak International Equity
            Portfolio, to the Administration Agreement is incorporated herein by reference to exhibit (h)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on May
            30, 2000.

EX-99.H14   Revised Schedule relating to the Hancock Horizon Funds, to the
            Administration Agreement is incorporated herein by reference to exhibit (h)(14) of Post-Effective Amendment No. 29 to Registrant's
            Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.H15   Shareholder Services Plan relating to the Hancock Bank Family of
            Funds is incorporated herein by reference to exhibit (h)(15) of Post-Effective Amendment No. 28 to Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on May 30, 2000.


EX-99.H16   Amended Schedule A to the Shareholder Services Plan relating to the
            Hancock Horizon Family of Funds is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No.
            33-50718), filed with the Securities and Exchange Commission on October 12, 2001.


EX-99.H17   Shareholder Services Agreement between the Registrant and Hancock
            Bank is incorporated herein by reference to exhibit (h)(16) of Post-Effective Amendment

            No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.H18   Amended and Restated Distribution Agreement dated August 14, 2000, between the Registrant and SEI Investments Distribution Company is incorporated herein by reference to exhibit (h)(17) of Post-Effective Amendment No. 29 to Registrant's Registration
            Statement on Form N-1A (File No. 33-50718), filed with the
            Securities and Exchange Commission on November 17, 2000.


EX-99.H19   Contractual Fee Waiver Agreement between the Registrant and Horizon
            Advisers is filed herewith.

EX-99.I     Legal opinion is filed herewith.

EX-99.J     Consent of Independent Accountants is filed herewith.


EX-99.K     Not Applicable.

EX-99.L     Not Applicable.

EX-99.M1 Registrant's Distribution Plan with respect to the Class B shares of the Golden Oak Portfolios (except Golden Oak Growth and Income Portfolio), originally filed with Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on October 14, 1992, is incorporated herein by reference to exhibit 15(a) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.M2 Registrant's Distribution Plan with respect to the Class B shares of the OVB Portfolios, originally filed with Post-Effective Amendment No. 6 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on September 23, 1993, is incorporated herein by reference to exhibit 15(b) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.M3 Registrant's Distribution Plan with respect to the Class B Shares of the Golden Oak Growth and Income Portfolio is incorporated herein by reference to exhibit (m)(3) of Post-Effective Amendment No. 20 to Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on March 30, 1998.

EX-99.M4 Rule 18f-3 Multi-Class Plan, originally filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) with the Securities and Exchange Commission on May 31, 1995, is incorporated herein by reference to exhibit 15(d) of Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission on April 2, 1997.

EX-99.M5 Distribution and Service Plan relating to the Golden Oak Family of Funds is incorporated herein by reference to exhibit (m)(5) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.M6 Amended and restated Schedule A, relating to The Golden Oak Family of Funds to the Distribution Plan is incorporated herein by reference to exhibit (m)(6) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on

            Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.M7 Revised Distribution Plan relating to The Hancock Bank Family of Funds is incorporated herein by reference to exhibit (m)(7) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.


EX-99.M8 Revised Schedule A to the Distribution Plan relating to the Hancock Horizon Family of Funds is incorporated herein by reference to exhibit (m)(8) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on October 12, 2001.


EX-99.N1 Amended and restated Rule 18f-3 Multi-Class Plan and Certificates of Class Designation are incorporated herein by reference to exhibit
            (n)(1) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.


EX-99.N2 Amended Schedule B to the Rule 18f-3 Multi-Class Plan relating to the Hancock Horizon Family of Funds is incorporated herein by reference to exhibit (n)( 2) of Post-Effective Amendment No. 32 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on October 12, 2001.


EX-99.O     Not Applicable.

EX-99.P1 Revised SEI Investments Company Code of Ethics and Insider Trading Policy dated December 2000 is incorporated herein by reference to exhibit (p)(1) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.P2 Revised Systematic Financial Management, L.P., Code of Ethics is incorporated herein by reference to exhibit (p)(12) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P3 Citizens Bank Code of Ethics is incorporated herein by reference to exhibit (p)(3) of Post-Effective Amendment No. 31 to the Registrant's Registration Statement on Form N-1A (File No. 33-50718), filed with the Securities and Exchange Commission on May 31, 2001.

EX-99.P4 Wellington Management Company, LLP, Code of Ethics is incorporated herein by reference to exhibit (p)(4) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P5 Weiss, Peck & Greer, L.L.C., Code of Ethics is incorporated herein by reference to exhibit (p)(5) of Post-Effective Amendment No. 27 to Registrant's Registration

            Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P6 Revised One Valley Bank, N.A., Code of Ethics is incorporated herein by reference to exhibit (p)(13) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P7 Hancock Bank and Trust Code of Ethics is incorporated herein by reference to exhibit (p)(7) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P8 Nicholas-Applegate Capital Management, LP, Code of Ethics is incorporated herein by reference to exhibit (p)(8) of Post-Effective Amendment No. 27 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on March 16, 2000.

EX-99.P9 BlackRock International, Ltd., Code of Ethics is incorporated herein by reference to exhibit (p)(9) of Post-Effective Amendment No. 28 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P10   The Arbor Fund Code of Ethics is incorporated herein by reference to exhibit (p)(10) of Post-Effective Amendment No. 28 to Registrant's
            Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on May 30, 2000.

EX-99.P11   Branch Banking and Trust Company Code of Ethics is incorporated herein by reference to exhibit (p)(14) of Post-Effective Amendment
            No. 29 to Registrant's Registration Statement on Form N-1A (File No.
            33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.Q1 Powers of Attorney for John T. Cooney, William M. Doran, Robert A. Nesher, Robert A. Patterson, Eugene B. Peters, George J. Sullivan, James M. Storey and James R. Foggo are incorporated herein by reference to exhibit (q) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A (File No. 33-50718) filed with the Securities and Exchange Commission on November 17, 2000.

EX-99.Q2 Power of Attorney for Jennifer Spratley is incorporated herein by reference to exhibit (q)(2) of The Advisors' Inner Circle Fund's Post-Effective Amendment No. 43 on Form N-1A (File No. 33-42484) filed with the Securities and Exchange Commission on February 28, 2001.